Exhibit 10.1

SHARE EXCHANGE AGREEMENT

THIS AGREEMENT is dated for reference as of the 25th day of March, 2013.

AMONG:

FUTURE ENERGY, CORP., a corporation incorporated under the laws of the

State of Nevada

(“FEC”)

AND

MARILYNJEAN HOLDINGS INC., a corporation incorporated under the laws of British Columbia

(“Exchangeco”)

AND

MARILYNJEAN MEDIA INC., a corporation incorporated under the laws of

British Columbia

(“MJM”)

AND

THE UNDERSIGNED SHAREHOLDERS OF MJM

(the “Selling Shareholders”)

WHEREAS:

A.

Exchangeco, a wholly owned subsidiary of FEC, has offered to purchase the issued and outstanding shares of MJM that are held by Canadian Selling Shareholders and FEC has offered to purchase all of the remaining issued and outstanding shares of MJM (the “Transaction”);

B.

The Agreement and the transactions contemplated herein are intended to provide to holders of MJM Shares who are Canadian Residents the opportunity to dispose of their MJM Shares in return for Exchangeable Shares on a tax-deferred or “roll-over” basis for Canadian income tax purposes pursuant to the provisions of Section 85 of the Income Tax Act;

C.

The Boards of Directors of each of FEC, Exchangeco and MJM have approved and adopted this Agreement; and

D.

In order to record the terms and conditions of the agreement among them, the parties wish to enter into this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the promises, covenants, terms, conditions, representations, and warranties hereinafter set forth, the parties hereto agree each with the other as follows:

1.

Interpretation

1.1

Where used herein or in any amendments or Schedules hereto, the following terms will have the following meanings:

(a)

“Affiliate” of any person means any other person directly or indirectly controlling, controlled by, or under common control with, that person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as applied to any person, means the possession by another person, directly or indirectly, of the power to direct or cause the direction of the management and policies of that first mentioned person, whether through the ownership of voting securities, by contract or otherwise.

(b)

“Agreement” means this share exchange agreement and any amendment, supplement or addendum to the Agreement;

(c)

“Applicable Securities Legislation” means all applicable securities legislation in all jurisdictions relevant to the issuance of the FEC Common Shares and Exchangeable Shares;

(d)

“BCBCA” means the Business Corporations Act (British Columbia) S.B.C. 2002, as amended from time to time;

(e)

“B.C. Securities Act” means the Securities Act (British Columbia) R.S.B.C. (1996), c. 418, as amended from time to time;

(f)

“Business” means the business in which MJM is engaged;

(g)

“Canadian Resident” means a person that is a resident of Canada for the purposes of the Income Tax Act;

(h)

“Canadian Selling Shareholder” means a Selling Shareholder that is a Canadian Resident and is not a U.S. Person;

(i)

“Closing Date” means the second Business Day following the day on which MJM delivers the financial statements referred to in Section 9.1 to FEC, or such other date as may be mutually agreed upon by the parties to this Agreement;

(j)

“Current Market Price” has the meaning ascribed to that term in the Exchangeable Share Provisions;

(k)

“Dividend Amount” has the meaning ascribed to that term in Section 14.1;

(l)

“Electing Vendor” has the meaning ascribed to that term in Section 3.5;

(m)

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time;

(n)

“Exchange Ratio” means the ratio of 1 FEC Common Shares for each 1 MJM Share held by a Non-Canadian Selling Shareholder;

(o)

“Exchangeable Share Exchange Ratio” means the ratio of 1 Exchangeable Shares for each 1 MJM Share held by a Canadian Selling Shareholder;

(p)

“Exchangeable Shares” means the Class B Exchangeable Preferred Shares in the capital of Exchangeco to be created in accordance with Section 2(c);

(q)

“Exchangeable Share Provisions” means the Exchangeable Share provisions in substantially the form attached as Schedule J;

(r)

“Exchangeable Share Support Agreement” means that certain Exchangeable Share Support Agreement made as of even date herewith between Exchangeco and FEC, in substantially the form attached as Schedule J;

(s)

“Exchangeco” means MarilynJean Holdings Inc., a corporation incorporated under the laws of British Columbia;

(t)

“FEC” means Future Energy Corp., a corporation incorporated under the laws of the State of Nevada;

(u)

“FEC Common Shares” means the shares of common stock, par value $0.001 of FEC;

(v)

“FEC Financial Statements” means those audited financial statements of FEC for the years ended July 31, 2012 and 2011 attached as Schedule C;

(w)

“Income Tax Act” means the Income Tax Act (Canada) R.S.C. (1985), 5th supp., c. 1, as amended from time to time;

(x)

“Indemnified Party” has the meaning ascribed to that term in Section 13.7;

(y)

“Indemnifying Party” has the meaning ascribed to that term in Section 13.7;

(z)

“Liquidation Call Purchase Price” has the meaning ascribed to that term in Section 14.1;

(aa)

“Liquidation Call Right” has the meaning ascribed to that term in Section 14.1;

(bb)

“Material Adverse Effect” when used in connection with an entity means any change (including a decision to implement such a change made by the board of directors or by senior management who believe that confirmation of the decision by the board of directors is probable), event, violation, inaccuracy, circumstance or effect that is materially adverse to the business, assets (including intangible assets), liabilities, capitalization, ownership, financial condition or results of operations of such entity or subsidiaries taken as a whole;

(cc)

“MI 51-105” means Multilateral Instrument 51- 105 – Issuers Quoted in the U.S. Over-the-Counter Markets as adopted by the British Columbia Securities Commission;

(dd)

“MI 51-105 Legend” has the meaning ascribed to such term in Section 5.1;

(ee)

“MJM” means MarilynJean Media Inc., a corporation incorporated under the laws of British Columbia;

(ff)

“MJM Financial Statements” means those audited financial statements of MJM for the years ended December 31, 2012 and 2011 attached as Schedule B;

(gg)

“MJM Shares” means the Class A Common Voting shares, the Class B Common Voting shares and the Class C Common Non-Voting shares in the capital stock of MJM;

(hh)

“NI 45-106” means National Instrument 45-106 - Prospectus and Registration Exemptions, as adopted by the British Columbia Securities Commission;

(ii)

“Non-Canadian Selling Shareholder” means a Selling Shareholder that is not a Canadian Resident and is not a U.S. Person;

(jj)

“Ontario Selling Shareholder” means a Selling Shareholder that is an Ontario resident and is not resident in any other Canadian jurisdiction and is not a U.S. Person;

(kk)

“OTC Bulletin Board” means the Financial Industry Regulatory Authority Over-The-Counter Bulletin Board;

(ll)

“Parent Control Transaction” has the meaning ascribed to that term in the Exchangeable Share Provisions;

(mm)

“Redemption Call Purchase Price” has the meaning ascribed to that term in Section 14.2;

(nn)

“Redemption Call Right” has the meaning ascribed to that term in Section 14.2;

(oo)

“Regulation S” means Regulation S promulgated under the U.S. Securities Act;

(pp)

“SEC” means the United States Securities and Exchange Commission;

(qq)

“Selling Shareholders” means the undersigned shareholders of MJM;

(rr)

“Special Voting Shares” means the shares of special voting stock of FEC, with a par value of U.S.$0.001, having substantially the same rights, privileges, restrictions and conditions described in the Voting and Exchange Trust Agreement;

(ss)

“Transaction” has the meaning ascribed to such term in Recital A;

(tt)

“Trustee” means Chester Ku-Lea, a business person with a business address located at 1005 – 1238 Richards Street, Vancouver, British Columbia V6B 6M6;

(uu)

“U.S. GAAP” means U.S. generally accepted accounting principles;

(vv)

“U.S. Person” has the meaning ascribed to such term in Rule 902 of Regulation S;

(ww)

“U.S. Securities Act” means the United States Securities Act of 1933, as amended from time to time; and

(xx)

“Voting and Exchange Trust Agreement” means that certain voting and exchange trust agreement made as of even date herewith between FEC, Exchangeco and the Trustee, in substantially the form attached as Schedule H.

1.2

All dollar amounts referred to in this Agreement are in United States funds, unless expressly stated otherwise.

1.3

The following Schedules are attached to and form part of this Agreement:

Schedule	Description
A	Canadian Resident Shareholders
B	MJM Financial Statements
C	FEC Financial Statements
D	Material Agreements of MJM
E	Real Property of MJM
F	Encumbrances on MJM’s Assets
G	Intellectual Property of MJM
H	Form of Voting and Exchange Trust Agreement
I	Form of Exchangeable Share Support Agreement
J	Exchangeable Share Provisions

2.

Implementation Steps by FEC and Exchangeco

FEC and Exchangeco covenant in favour of MJM and the Canadian Selling Shareholders that, on or prior to the Closing Date and subject to the satisfaction or waiver of the other conditions herein contained in favour of FEC and Exchangeco:

(a)

FEC will, as soon as reasonably practicable, amend the certificate of incorporation and charter of FEC to create the Special Voting Shares;

(b)

FEC and Exchangeco will execute and deliver the Exchangeable Share Support Agreement;

(c)

FEC will amend the notice of articles and articles of Exchangeco to create the Exchangeable Shares having attached to them as special rights and restrictions the Exchangeable Share Provisions in a manner reasonably acceptable to Exchangeco;

(d)

FEC and Exchangeco will execute and deliver the Voting and Exchange Trust Agreement; and

(e)

FEC will issue to and deposit with the Trustee the Special Voting Shares in consideration of the payment to FEC of $1.00.

3.

Canadian Selling Shareholder Share Exchange and Purchase of Shares

3.1

The Canadian Selling Shareholders hereby covenant and agree to sell, assign and transfer to Exchangeco, and Exchangeco covenants and agrees to purchase from the Canadian Selling Shareholders, the MJM Shares held by the Canadian Selling Shareholders.

3.2

In consideration for the Canadian Selling Shareholders entering into this Agreement and completing the sale of their MJM Shares to Exchangeco:

(a)

On the Closing Date, FEC will enter into and cause Exchangeco to enter into the Voting and Exchange Trust Agreement with the Trustee and the Exchangeable Share Support Agreement;

(b)

The purchase price for the MJM Shares held by the Canadian Selling Shareholders will consist of an aggregate of 106,651,250 Exchangeable Shares to be issued to the Canadian Selling Shareholders in the amounts set out opposite each Canadian Selling Shareholder’s name in Schedule A as determined pursuant to the Exchangeable Share Exchange Ratio, and the rights and benefits to which such shareholder will be entitled pursuant to the terms of the Voting and Exchange Trust Agreement and the Exchangeable Share Support Agreement, and the name of each such shareholder will be removed from the register of holders of MJM Shares and added to the register of holders of Exchangeable Shares and Exchangeco will be recorded as the registered holder of such MJM Shares so exchanged and will be deemed to be the legal and beneficial owner thereof.  For clarity, a Selling Shareholder that is not a Canadian Selling Shareholder and as listed in Schedule A will not be entitled to receive any Exchangeable Shares; and

(c)

Coincident with the transactions set out in Section 3.2(b), FEC, Exchangeco and the Trustee will execute the Voting and Exchange Trust Agreement and FEC will issue to and deposit with the Trustee the Special Voting Shares, in consideration of the payment to FEC of $1.00, to be thereafter held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the holders of the Exchangeable Shares in accordance with the Voting and Exchange Trust Agreement.  All rights of holders of Exchangeable Shares under the Voting and Exchange  Trust Agreement will be received by them as part of the property receivable under Section 3.2(b) in exchange for the MJM Shares.

3.3

The sale of the FEC Common Shares and the issuance of the Exchangeable Shares to the Canadian Selling Shareholders will be made in reliance on an exemption from the registration and prospectus filing requirements contained in section 2.16 of NI 45-106.  The issuance or transfer of the FEC Common Shares to the Canadian Selling Shareholders on the exchange of their Exchangeable  Shares will be made in reliance on section 2.16 of NI 45-106 and the exemption from the registration requirements contained in Regulation S promulgated under the U.S. Securities Act.  FEC reserves the right to request from Selling Shareholders any additional certificates or representations required to establish an exemption from Applicable Securities Legislation prior to the issuance or transfer of any FEC Common Shares.

3.4

The Canadian Selling Shareholders acknowledge and understand that any Exchangeable Shares that they receive pursuant to this Agreement will be subject to resale restrictions in accordance with Applicable Securities Legislation and that as a result the certificates representing such Exchangeable Shares will be affixed with certain legends describing such restrictions, including without limitation the following:

(a)

For Canadian Selling Shareholders who are Ontario Selling Shareholders, the certificates representing FEC Common Shares to be issued to such shareholders on exchange of their Exchangeable Shares will be affixed with the following legends describing such restrictions:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) [INSERT THE DISTRIBUTION DATE], AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

(b)

For Canadian Selling Shareholders who are not Ontario Selling Shareholders, the certificates representing FEC Common Shares to be issued to such shareholders on exchange of their Exchangeable Shares will be affixed with the following legends describing such restrictions:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM A JURISDICTION OF CANADA UNLESS THE CONDITIONS OF SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKETS ARE MET.

(c)

For Canadian Selling Shareholders, the certificates representing the Exchangeable Shares will be affixed with a legend describing such restrictions, including, without limitation, the following:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

THE CLASS B EXCHANGEABLE PREFERRED SHARES REPRESENTED HEREBY ARE SUBJECT TO THE RIGHTS, PRIVILEGES, TERMS, CONDITIONS AND RESTRICTIONS AS SET FORTH IN THE ARTICLES OF MARILYNJEAN HOLDINGS INC., A COPY OF WHICH IS ON FILE AT THE REGISTERED OFFICE OF THE COMPANY AND IS OBTAINABLE ON DEMAND WITHOUT CHARGE.

THIS SHARE CERTIFICATE DOES NOT ENTITLE THE HOLDER TO ANY VOTES AT A MEETING OF SHAREHOLDERS OF THE CORPORATION. EACH SHARE REPRESENTED BY THIS SHARE CERTIFICATE SHALL ENTITLE THE HOLDER TO INSTRUCT THE TRUSTEE (AS DEFINED IN THE VOTING AND EXCHANGE TRUST AGREEMENT (THE “AGREEMENT”) AMONG FUTURE ENERGY CORP., MARILYNJEAN HOLDINGS INC. AND THE TRUSTEE DATED EFFECTIVE AS OF _____________, 2013) WITH RESPECT TO THE EXERCISE OF THE VOTING RIGHTS (AS DEFINED IN THE AGREEMENT) AS SET OUT IN THE AGREEMENT.

3.5

It is intended that the transactions contemplated in this Agreement will generally constitute (i) a taxable exchange for United States federal income tax purposes (not qualifying under Sections 368 or 351 of the United States Internal Revenue Code of 1986, as amended) to persons who are otherwise subject to taxation in the United States on the sale or exchange of MJM Shares, and (ii) a transaction in respect of which the Canadian Selling Shareholders may elect to be treated on a tax deferred basis for Canadian federal income tax purposes. Exchangeco covenants and agrees to make a joint election under subsection 85(1) of the Income Tax Act with each Canadian Selling Shareholder who wishes to so elect (referred to in this section as an “Electing Vendor”), subject to the following terms and conditions:

(a)

the Electing Vendor will be fully responsible for completing and filing any and all election forms and all costs associated therewith;

(b)

the Electing Vendor will (i) deliver to Exchangeco two copies of all election forms that are in the prescribed form and completed and signed by the Electing Vendor; and (ii) when completing all election forms elect in respect of the MJM Shares transferred by the Electing Vendor pursuant to this Agreement an amount that is not less than the Electing Vendor’s adjusted cost base of such MJM Shares on the Closing Date and not greater than the fair market value of such MJM Shares on the Closing Date;

(c)

within 15 days of the Electing Vendor delivering to Exchangeco the election forms as described above, Exchangeco will deliver to the Electing Vendor one copy of such election forms duly signed on behalf of Exchangeco;

(d)

Exchangeco will return to the Electing Vendor unsigned any election forms that Exchangeco in its discretion considers to be incomplete or completed incorrectly; and

(e)

Exchangeco will bear no responsibility for the content of any election forms, for any penalties payable in connection with the late filing of any election forms, or for any taxes, penalties or interest payable by an Electing Vendor due to any failure to properly complete or file any election forms.

3.6

If an Electing Shareholder who has completed and filed an election under subsection 85(1) of the Income Tax Act subsequently wishes to amend the election, Exchangeco covenants and agrees to complete an amended election form for that purpose, provided that the terms and conditions set forth in section 3.5(a) through (e) will apply, with all references therein to “the election form” or “the election forms” read as references to the amended election form or forms.

3.7

If, between the date of this Agreement and the Closing Date, the outstanding FEC Common Shares are changed into a different number or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction, then the Exchange Ratio and the Exchangeable Share Exchange Ratio will be appropriately adjusted.

4.

Non-Canadian Selling Shareholder Share Exchange and Purchase of Shares

4.1

The Non-Canadian Selling Shareholders hereby covenant and agree to sell, assign and transfer to FEC, and FEC covenants and agrees to purchase from the Non-Canadian Selling Shareholders, the 75,000,000 MJM Shares held by the Non-Canadian Selling Shareholders.

4.2

The purchase price for the 75,000,000 MJM Shares held by the Non-Canadian Selling Shareholders will consist of an aggregate of 75,000,000 FEC Common Shares to be issued to the Non-Canadian Selling Shareholders as determined in accordance with the Exchange Ratio.

4.3

The sale of the FEC Common Shares to Non-Canadian Selling Shareholders will be made in reliance on an exemption from the registration and prospectus filing requirements contained in Regulation S. The Non-Canadian Selling Shareholders acknowledge and understand that any FEC Common Shares that they receive pursuant to this Agreement will be subject to resale restrictions in accordance with Applicable Securities Legislation and that as a result the certificates representing such FEC Common Shares will be affixed with the following legend  in accordance with Regulation S of the U.S. Securities Act:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

5.

Selling Shareholders Undertaking

5.1

Pursuant to MI 51-105 a subsequent trade in the FEC Common Shares in or from any Canadian jurisdiction with the exception of the Province of Ontario will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation (including the B.C. Securities Act) unless certain conditions are met, which conditions include, among others, a requirement that any certificate representing the FEC Common Shares (or ownership statement issued under a direct registration system or other book entry system) bear the restrictive legend (the “MI 51-105 Legend”) specified in MI 51-105.

5.2

The Non-Canadian Selling Shareholders and the Ontario Selling Shareholders (together the “Non-MI 51-105 Vendors”) each represent and warrant that they are not residents of any Canadian jurisdiction other than the Province of Ontario and undertake not to trade or resell any of the FEC Common Shares received by them pursuant to this Agreement in or from any Canadian jurisdiction with the exception of Ontario.  The Non-MI 51-105 Vendors understand and agree that FEC and others will rely upon the truth and accuracy of these representations and warranties and agree that if such representations and warranties are no longer accurate or have been breached, the Non-MI 51-105 Vendor will immediately notify FEC.

5.3

By executing and delivering this Agreement and as a consequence of the representations and warranties made by the Non-MI 51-105 Vendors in this section, the Non-MI 51-105 Vendors will have directed FEC not to include the MI 51-105 Legend on any certificates representing the FEC Common Shares to be issued to the Non-MI 51-105 Vendors. As a consequence, the Non-MI 51-105 Vendors will not be able to rely on the resale provisions of MI 51-105, and any subsequent trade in any of the FEC Common Shares in or from any Canadian jurisdiction with the exception of Ontario will be a distribution subject to the prospectus and registration requirements of applicable provincial securities laws in Canada.

5.4

If the Non-MI 51-105 Vendor wishes to trade or resell any of the FEC Common Shares in or from any Canadian jurisdiction other than Ontario, the Non-MI 51-105 Vendor agrees and undertakes to return, prior to any such trade or resale, any certificate representing the FEC Common Shares to FEC’s transfer agent to have the MI 51-105 Legend imprinted on such certificate or to instruct FEC’s transfer agent to include the MI 51-105 Legend on any ownership statement issued under a direct registration system or other book entry system.

6.

Covenants, Representations and Warranties of MJM

6.1

MJM covenants with and represents and warrants to FEC and Exchangeco as of the date of this Agreement and at the Closing Date as follows, and acknowledges that FEC and Exchangeco are relying upon such covenants, representations and warranties in connection with the Transaction:

6.2

MJM has been duly incorporated and organized, is a validly existing company with limited liability and is in good standing under the BCBCA; it has the corporate power to own or lease its property and to carry on the Business; it is duly qualified as a company to do business and is in good standing with respect thereto in each jurisdiction in which the nature of the Business or the property owned or leased by it makes such qualification necessary; and it has all necessary licenses, permits, authorizations and consents to operate its Business. MJM has no active or material subsidiary, as such term is defined in the B.C. Securities Act.

6.3

The authorized share capital of MJM consists of an unlimited number of Class A Common Voting shares, Class B Common Voting shares and Class C Common Non-Voting shares, each without nominal or par value, of which, there are currently 10,000 Class A Common Voting shares, 1,066.52 Class B Common Voting shares and 1,111 Class C Common Non-Voting shares issued and outstanding and on Closing, there will be 67,500,000 Class A Voting Shares, 106,652,000 Class B Common Voting shares and 7,499,250 Class C Non-Voting Common shares issued and outstanding and no shares of any other classes are or will be issued and outstanding until the Closing Date as fully paid and non-assessable.

6.4

No person, firm or corporation has any agreement or option, including convertible securities, warrants or convertible obligations of any nature, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of MJM or of any securities of MJM.

6.5

MJM does not have any agreements of any nature to acquire any subsidiary, or to acquire or lease any other business operations, and will not, prior to the Closing Date, acquire, or agree to acquire, any subsidiary or business without the prior written consent of FEC.

6.6

Except as contemplated herein, MJM will not, without the prior written consent of FEC, issue any additional shares from and after the date of this Agreement to the Closing Date or create any options, warrants or rights for any person to subscribe for or acquire any unissued shares in the capital of MJM.

6.7

To the best of its knowledge, MJM is not a party to or bound by any guarantee, warranty, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any other person, firm or corporation other than as set out in the Schedules to this Agreement.

6.8

The books and records of MJM fairly and correctly set out and disclose in all material respects, in accordance with United States generally accepted accounting principles, the financial position of MJM as at the date of this Agreement, and all material financial transactions of MJM relating to the Business have been accurately recorded in such books and records.

6.9

The MJM Financial Statements present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of MJM as at the date thereof and there will not be, prior to the Closing Date or after the consummation of the transaction contemplated by this Agreement, any material increase in such liabilities other than increases arising as a result of carrying on the Business in the ordinary and normal course.

6.10

To the best of the knowledge of MJM and the Selling Shareholders, the entry into this Agreement and the consummation of the Transaction will not result in the violation of any of the terms and provisions of the constating documents of MJM or of any indenture, instrument or agreement, written or oral, to which MJM or the Selling Shareholders may be a party.

6.11

The entry into this Agreement and the consummation of the Transactions will not, to the best of the knowledge of MJM and the Selling Shareholders, result in the violation by MJM of any law or regulation of the Province of British Columbia or of any states or provinces or other jurisdiction in which MJM are resident or in which the Business is or at the Closing Date will be carried on or of any municipal bylaw or ordinance to which MJM or the Business may be subject.

6.12

This Agreement has been duly authorized, validly executed and delivered by MJM and the Selling Shareholders.

6.13

Except as disclosed in Schedule D, MJM is not a party to any written or oral employment, service or pension agreement.

6.14

Except as disclosed in the Schedules to this Agreement, MJM does not have outstanding any bonds, debentures, mortgages, notes or other indebtedness and MJM is not under any agreement to create or issue any bonds, debentures, mortgages, notes or other indebtedness, except liabilities incurred in the ordinary course of business.

6.15

Except as disclosed in Schedule E, MJM is not the owner, lessee or under any agreement to own or lease any real property, and does not have any operating subsidiaries.

6.16

Except as disclosed in Schedule F, MJM owns, possesses and has good and marketable title to its undertaking, property and assets, and without restricting the generality of the foregoing, all those assets described in the balance sheet included in MJM Financial Statements, free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or howsoever arising.

6.17

Except as disclosed in Schedule D, MJM does not have any outstanding material agreements, contracts or commitments, whether written or oral, of any nature or kind whatsoever, including, but not limited to, employment agreements, agreements, contracts and commitments in the ordinary course of business, service contracts on office equipment and leases.

6.18

To the best of MJM’s knowledge, there are no actions, suits or proceedings (whether or not purportedly on behalf of MJM), pending or threatened against or affecting MJM or affecting the Business, at law or in equity, or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and neither MJM nor the Selling Shareholders is aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

6.19

Except as disclosed in the MJM Financial Statements, MJM is not in material default or breach of any contracts, agreements, written or oral, indentures or other instruments to which they are a party and there are no facts, which after notice or lapse of time or both, that would constitute such a default or breach, and all such contracts, agreements, indentures or other instruments are now in good standing and MJM is entitled to all benefits thereunder.

6.20

MJM has the right to use all of the registered trademarks, trade names and patents, both domestic and foreign, in relation to the Business as set out in Schedule G.

6.21

To the best of the knowledge of MJM and the Selling Shareholders, the conduct of the Business does not infringe upon the patents, trademarks, trade names or copyrights, domestic or foreign, of any other person, firm or corporation.

6.22

To the best of the knowledge of MJM and the Selling Shareholders, MJM is conducting and will conduct the Business in compliance with all applicable laws, rules and regulations of each jurisdiction in which the Business is or will be carried on, MJM is not in material breach of any such laws, rules or regulations and is, or will be on the Closing Date, fully licensed, registered or qualified in each jurisdiction in which MJM owns or leases property or carries on or proposes to carry on the Business to enable the Business to be carried on as now conducted and its property and assets to be owned, leased and operated, and all such licenses, registrations and qualifications are or will be on the Closing Date valid and subsisting and in good standing and that none of the same contains or will contain any provision, condition or limitation which has or may have a materially adverse effect on the operation of the Business.

6.23

All facilities and equipment owned or used by MJM in connection with the Business are in good operating condition and are in a state of good repair and maintenance, reasonable wear and tear excluded.

6.24

Except as disclosed in the MJM Financial Statements and salaries incurred in the ordinary course of business since the date thereof, MJM has no loans or indebtedness outstanding which have been made to or from directors, former directors, officers, shareholders and employees of MJM or to any person or corporate body not dealing at arm’s length with any of the foregoing, and will not, prior to closing, pay any such indebtedness unless in accordance with budgets agreed in writing by FEC.

6.25

MJM has made full disclosure to FEC and Exchangeco of all aspects of the Business and has made all of its books and records available to the representatives of FEC and Exchangeco in order to assist FEC and Exchangeco in the performance of its due diligence searches and no material facts in relation to the Business have been concealed by MJM or the Selling Shareholders.

6.26

The constating documents of MJM in effect with the appropriate corporate authorities as at the date of this Agreement will remain in full force and effect without any changes thereto as at the Closing Date.

6.27

The directors and officers of MJM are as follows:

Name	Position
Jason Carvalho	President and Director
Kelita Klein	Vice President, Secretary and Director
Filip Stoj	Chief Financial Officer, Treasurer and Director

7.

Covenants, Representations and Warranties of the Selling Shareholders

7.1

Each of the Selling Shareholders severally covenants with and represents and warrants to FEC and Exchangeco as of the date of this Agreement and at the Closing Date as follows, and acknowledge that FEC and Exchangeco are relying upon such covenants, representations and warranties in entering into this Agreement:

7.2

Each of the Selling Shareholders represents and warrants to FEC that they are not a U.S. Person, and are not acquiring FEC Common Shares for the account or benefit of a U.S. Person.

A “U.S. Person” is defined by Regulation S of the U.S. Securities Act to be any person who is:

(a)

any natural person resident in the United States;

(b)

any partnership or corporation organized or incorporated under the laws of the United States;

(c)

any estate of which any executor or administrator is a U.S. person;

(d)

any trust of which any trustee is a U.S. person;

(e)

any agency or branch of a foreign entity located in the United States;

(f)

any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(g)

any partnership or corporation if:

(i)

organized or incorporated under the laws of any foreign jurisdiction; and

(ii)

formed by a U.S. person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized or incorporated, and owned, by accredited investors [as defined in Section 230.501(a) of the U.S. Securities Act] who are not natural persons, estates or trusts.

7.3

The Selling Shareholders acknowledge that the FEC Common Shares to be issued to the Selling Shareholders in accordance with the terms of this Agreement and the Exchangeable Shares will be “restricted securities” within the meaning of the U.S. Securities Act and will be issued in accordance with Regulation S of the U.S. Securities Act.

7.4

Each of the Selling Shareholders agrees not to engage in hedging transactions with regard to the FEC Common Shares to be issued to the Selling Shareholders in accordance with the Exchangeable Share Provisions unless in compliance with the U.S. Securities Act.

7.5

Each of the Canadian Selling Shareholders represents to FEC and Exchangeco that the Exchangeable Shares and the FEC Common Shares to be issued to the Canadian Selling Shareholders in accordance with the Exchangeable Share Provisions are being issued to each Canadian Selling Shareholder as principal for their own account and not for the benefit of any other person.

7.6

The Selling Shareholders agree that, in accordance with the terms of this Agreement, FEC will refuse to register any transfer of the FEC Common Shares to be issued to the Selling Shareholders not made in accordance with the provisions of Regulation S of the U.S. Securities Act, pursuant to registration under the U.S. Securities Act, pursuant to an available exemption from registration, or pursuant to this Agreement.

7.7

The MJM Shares owned by the Selling Shareholders are owned by each of the Selling Shareholders as the beneficial and recorded owner with good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever.

7.8

No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from the Selling Shareholders of any of the MJM Shares held by them.

7.9

No person, firm or corporation has any agreement or option, including convertible securities, warrants or convertible obligations of any nature, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of MJM or of any securities of MJM.

8.

Covenants, Representations and Warranties of FEC and Exchangeco

8.1

FEC and Exchangeco jointly and severally covenant with and represent and warrant to the Selling Shareholders and MJM as of the date of this Agreement and at the Closing Date as follows, and acknowledge that the Selling Shareholders are relying upon such covenants, representations and warranties in entering into this Agreement:

8.2

FEC has been duly incorporated and organized and is validly subsisting under the laws of the State of Nevada; it is a reporting issuer under the Exchange Act and is in good standing with respect to all filings required to be made under such statutes with the SEC; it has the corporate power to own or lease its properties and to carry on its business as now being conducted by it; and it is duly qualified as a corporation to do business and is in good standing with respect thereto in each jurisdiction in which the nature of its business or the property owned or leased by it makes such qualification necessary.

8.3

The authorized capital of FEC consists of 500,000,000 shares of common stock with a par value $0.001 per share and 200,000,000 preferred shares with a par value of $0.001 per share, of which 119,528,352 shares of common stock are currently issued and outstanding as fully paid and non-assessable, and no other shares of any other class of FEC are issued and outstanding.

8.4

Exchangeco has been duly incorporated and organized and is validly subsisting under the laws of British Columbia; it has the corporate power to own or lease its properties and to carry on its business as now being conducted by it; and it is duly qualified as a corporation to do business and is in good standing with respect thereto in each jurisdiction in which the nature of its business or the property owned or leased by it makes such qualification necessary.

8.5

The authorized capital of Exchangeco consists of an unlimited number of Common shares and Class B Exchangeable Preferred Shares, of which 100 Common shares are currently issued and outstanding as fully paid and non-assessable, and no Class B Exchangeable Preferred Shares are currently issued and outstanding.

8.6

Except as contemplated herein, no person, firm or corporation has any agreement or option, including convertible securities, warrants or convertible obligations of any nature, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of either FEC Common Shares or Exchangeco.

8.7

The directors and officers of FEC and Exchangeco are as follows:

Name	Position
Chester Ku	Director of FEC President and Director of Exchangeco
Georges Paquet	President, CEO, CFO, Secretary, Treasurer and Director of FEC
Melany Paquet	Vice President and Director of FEC
Mike Anderson	Director
Jefferson Villines	Director

8.8

FEC Financial Statements present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of FEC as at the date thereof.

8.9

The books and records of FEC fairly and correctly set out and disclose in all material respects, in accordance with United States generally accepted accounting principles, the financial position of FEC as at the date of this Agreement, and all material financial transactions of FEC relating to the business have been accurately recorded in such books and records.

8.10

FEC has made full disclosure to MJM of all material aspects of FEC’s business and has made all of its books and records available to the representatives of MJM in order to assist MJM in the performance of its due diligence searches and no material facts in relation to FEC’s business have been concealed by FEC.

8.11

FEC and Exchangeco are not a party to or bound by any agreement or guarantee, warranty, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any other person, firm or corporation.

8.12

There are no actions, suits or proceedings (whether or not purportedly on behalf of FEC or Exchangeco), pending or threatened against or affecting FEC or Exchangeco or affecting FEC’s business, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign and FEC and Exchangeco are not aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

8.13

The Corporate Charter, Articles of Incorporation and Bylaws and any other constating documents of FEC in effect with the appropriate corporate authorities as at the date of this Agreement will not have been materially changed as at the Closing Date, except for changes made in furtherance of the transactions contemplated under this Agreement.

8.14

The Articles of Incorporation and Articles and any other constating documents of Exchangeco in effect with the appropriate corporate authorities as at the date of execution of this Agreement will not have been materially changed as at the Closing Date, except for changes made in furtherance of the transactions contemplated under this Agreement.

8.15

The entry into this Agreement and the consummation of the Transaction will not result in the violation of any of the terms and provisions of the constating documents of FEC or Exchangeco or of any indenture, instrument or agreement, written or oral, to which FEC or Exchangeco may be a party.

8.16

The entry into this Agreement and the consummation of the Transaction will not, to the best of the knowledge of FEC, result in the violation of any law or regulation of the United States or the State of Nevada or of any local government bylaw or ordinance to which FEC or FEC’s business may be subject.

8.17

This Agreement has been duly authorized, validly executed and delivered by each of FEC and Exchangeco.

8.18

No agreement has been made with FEC or Exchangeco in respect of the purchase and sale contemplated by this Agreement that could give rise to any valid claim by any person against MJM or the Selling Shareholders for a finder’s fee, brokerage commission or similar payment.

9.

Acts in Contemplation of Closing

9.1

MJM covenants and agrees with FEC, Exchangeco and the Selling Shareholders to deliver to FEC and Exchangeco, those financial statements of MJM as are required by Applicable Securities Legislation in order to permit FEC to make the SEC filings required in respect of the purchase and sale of the shares of MJM in accordance with this Agreement.

10.

Closing Conditions

10.1

Conditions Precedent to Closing by FEC and Exchangeco. The obligation of FEC and Exchangeco to consummate the Transaction is subject to the satisfaction or waiver of the conditions set forth below on or before the Closing Date or such earlier date as hereinafter specified.  The Closing of the Transaction contemplated by this Agreement will be deemed to mean the satisfaction or waiver of all conditions to Closing. These conditions of closing are for the benefit of FEC and Exchangeco and may be waived by either party in its sole discretion.

(a)

Representations and Warranties.  The respective representations and warranties of the Selling Shareholders and MJM contained in this Agreement or in any Schedule to this Agreement or certificate or other document delivered to FEC pursuant to this Agreement will be true, correct and complete in all material respects as of the date of this Agreement and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, regardless of the date as of which the information in this Agreement or any such Schedule or certificate is given, and FEC and Exchangeco will have received on the Closing Date certificates dated as of the Closing Date, in forms satisfactory to counsel for FEC and Exchangeco and signed under seal by the Selling Shareholders and by the senior officer of MJM to the effect that their respective representations and warranties referred to above are true, correct and complete on and as of the Closing Date with the same force and effect as though made on and as of such date, provided that the acceptance of such certificates and the closing of the transactions provided for in this Agreement will not be a waiver of the respective representations and warranties contained in this Agreement or in any Schedule to this Agreement or in any certificate or document given pursuant to this Agreement which covenants, representations and warranties will continue in full force and effect for the benefit of FEC and Exchangeco.

(b)

Performance.  All of the covenants and obligations that MJM and the Selling Shareholders are required to perform or to comply with pursuant to this Agreement at or prior to the Closing will have been performed and complied with in all material respects.

(c)

Transaction Documents.  This Agreement and all other documents necessary or reasonably required to consummate the Transaction and the transactions contemplated under this Agreement, all in form and substance reasonably satisfactory to FEC and its counsel, will have been executed and delivered to FEC by MJM and the Selling Shareholders.

(d)

Approvals.  MJM will have delivered to FEC minutes of meetings, written consents or other evidence satisfactory to FEC and its counsel that the board of directors of MJM have approved this Agreement and the Transaction.

(e)

Third Party Consents.  MJM will have delivered to FEC duly executed copies of all third party consents and approvals required by this Agreement to be obtained by MJM, in form and substance reasonably satisfactory to FEC and its counsel.

(f)

Regulatory Approvals and Consents.  MJM will have obtained all approvals and consents required to carry out this Agreement and the Transaction, in form and substance reasonably satisfactory to FEC and its counsel.

(g)

No Material Adverse Effect.  At the Closing Date, there will have been no Material Adverse Effect to the affairs, assets, liabilities, or financial condition of MJM or the Business (financial or otherwise) from that shown on or reflected in the MJM Financial Statements.

(h)

No Damage.  No substantial damage by fire or other hazard to the Business will have occurred prior to or on the Closing Date.

(i)

No Action.  No suit, action, or proceeding will be pending or threatened which would:

(i)

prevent the consummation of any of the transactions contemplated by this Agreement; or

(ii)

cause the Transaction to be rescinded following consummation.

(j)

Outstanding Securities.  MJM will have no more than 67,500,000 Class A Common Voting shares, 106,652,000 Class B Common Voting shares and 7,499,250 Class C Common Non-Voting shares issued and outstanding and no shares of any other classes issued and outstanding on the Closing Date.

(k)

Public Disclosure.  MJM will have delivered substantive information about its assets and personnel satisfactory to FEC for completion of any required public disclosure of the Transaction details.

(l)

Compliance with Securities Laws.  MJM will have delivered evidence satisfactory to FEC that the MJM Shares issuable in the Transaction will be issuable without registration pursuant to the U.S. Securities Act and the Applicable Securities Legislation in reliance on a safe harbour from the registration requirements of the U.S. Securities Act and the Applicable Securities Legislation.

(a)

Financial Statements.  MJM will have delivered all financial statements of MJM prepared in U.S. GAAP required to be filed by FEC under Applicable Securities Legislation including those financial statements specified in Section 9.1.

10.2

In the event any of the foregoing conditions contained in Section 10.1 are not fulfilled or performed at or before the Closing Date to the reasonable satisfaction of FEC and Exchangeco, FEC or Exchangeco may terminate this Agreement by written notice to MJM and the Selling Shareholders and in such event FEC and Exchangeco will be released from all further obligations hereunder.  Any of the foregoing conditions contained in Section 10.1 may be waived in writing in whole or in part by FEC or Exchangeco without prejudice to each entity’s respective rights of termination in the event of the non-fulfilment of any other conditions.

10.3

Conditions Precedent to Closing by MJM and the Selling Shareholders. The obligation of MJM and the Selling Shareholders to consummate the Transaction is subject to the satisfaction or waiver of the conditions set forth below on or before the Closing Date or such earlier date as hereinafter specified.  The Closing of the Transaction will be deemed to mean the satisfaction or waiver of all conditions to Closing. These conditions precedent are for the benefit of MJM and the Selling Shareholders and may be waived by either MJM and/or the Selling Shareholders in their discretion.

(a)

Representations and Warranties.  The representations and warranties of FEC and Exchangeco contained in this Agreement or in any Schedule to this Agreement or certificate or other document delivered to MJM and the Selling Shareholders pursuant to this Agreement will be true, correct and complete in all material respects as of the date of this Agreement and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, regardless of the date as of which the information in this Agreement or any such Schedule or certificate is given, and MJM will have received on the Closing Date a certificate dated as of the Closing Date from each of FEC and Exchangeco, in a form satisfactory to MJM, signed by a senior officer of FEC or Exchangeco, respectively, to the effect that such representations and warranties referred to above are true, correct and complete on and as of the Closing Date with the same force and effect as though made on and as of such date, provided that the acceptance of such certificate and the closing of the transaction provided for in this Agreement will not be a waiver of the representations and warranties contained in this Agreement or in any Schedule to this Agreement or in any certificate or document given pursuant to this Agreement which covenants, representations and warranties will continue in full force and effect for the benefit of MJM and the Selling Shareholders.

(b)

Performance.  All of the covenants and obligations that FEC is required to perform or to comply with pursuant to this Agreement at or prior to the Closing will have been performed and complied with in all material respects. FEC and Exchangeco will have delivered each of the documents respectively required to be delivered by them pursuant to this Agreement.

(c)

Compliance.  Upon the closing of this Agreement, FEC will be in compliance with its reporting requirements under the Exchange Act.

(d)

Transaction Documents.  This Agreement and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to MJM, will have been executed and delivered to MJM by FEC and Exchangeco.

(e)

Approvals.  FEC and Exchangeco will have delivered to MJM minutes of meetings, written consents or other evidence satisfactory to MJM that the respective boards of directors of FEC and Exchangeco have approved this Agreement and the Transaction.

(f)

No Material Adverse Effect.  At the Closing Date, there will have been no Material Adverse Effect to the affairs, assets, liabilities, financial condition or business (financial or otherwise) of FEC from that shown on or reflected in the FEC Financial Statements.

(g)

No Action.  No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavourable judgment, order, decree, stipulation, injunction or charge would:

(i)

prevent the consummation of any of the transactions contemplated by this Agreement; or

(ii)

cause the Transaction to be rescinded following consummation.

(h)

Outstanding Securities. Other than the FEC Common Shares to be issued by FEC pursuant to this Agreement, FEC will have issued and outstanding no more than 119,528,352 FEC Common Shares

(i)

Regulatory Approvals and Consents.  FEC will have obtained all necessary approvals and consents to carry out the Transaction, in form and substance reasonably satisfactory to MJM.

(j)

Public Market. On the Closing Date, the FEC Common Shares will be quoted on the OTC Bulletin Board.  FEC has not been informed, nor does it have any knowledge, that the United States Financial Regulatory Authority or any other regulatory agency will take action to cease the FEC Common Shares from being quoted on the OTC Bulletin Board.

(k)

Other Agreements.  FEC and Exchangeco will have entered into the Voting and Exchange Trust Agreement with the Trustee and the Exchangeable Share Support Agreement.

(l)

Issuance of Special Voting Shares.  FEC will issue to and deposit with the Trustee the Special Voting Shares, in consideration of the payment to FEC of $1.00, to be thereafter held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the holders of the Exchangeable Shares in accordance with the Voting and Exchange Trust Agreement.

10.4

In the event that any of the conditions contained in Section 10.3 will not be fulfilled or performed by FEC or Exchangeco at or before the Closing Date to the reasonable satisfaction of MJM and the Selling Shareholders, then MJM or the Selling Shareholders may terminate this Agreement by written notice to FEC and Exchangeco and in such event MJM and the Selling Shareholders will be released from all further obligations hereunder.  Any of the foregoing conditions contained in Section 10.3 may be waived in writing in whole or in part by MJM or the Selling Shareholders without prejudice to the respective rights of termination of MJM or the Selling Shareholders in the event of the non-fulfilment of any other conditions.

10.5

The closing will take place on the Closing Date at the offices of Clark Wilson LLP at Suite 900-885 West Georgia St., Vancouver, British Columbia, Canada V6C 3H1, or at such other time and place as the parties may mutually agree.

11.

Covenants

11.1

Notification of Financial Liabilities. MJM will immediately notify FEC in accordance with Section 15.6, if MJM receives any advice or notification from its independent certified public accounts that MJM has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the books, records, and accounts of MJM, any properties, assets, liabilities, revenues, or expenses. Notwithstanding any statement to the contrary in this Agreement, this covenant will survive closing and continue in full force and effect.

11.2

Access and Investigation. Between the date of this Agreement and the Closing Date, MJM, on the one hand, and FEC, on the other hand, will, and will cause each of their respective representatives to:

(a)

afford the other and its representatives full and free access to its personnel, properties, assets, contracts, books and records and other documents and data;

(b)

furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request; and

(c)

furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request.

All of such access, investigation and communication by a party and its representatives will be conducted during normal business hours and in a manner designed not to interfere unduly with the normal business operations of the other party. Each party will instruct its auditors to co-operate with the other party and its representatives in connection with such investigations.

11.3

Confidentiality.

(a)

All information regarding the business of MJM including, without limitation, financial information that MJM has provided to FEC, will be kept in strict confidence by FEC and will not be given to any other person or party or used (except in connection with due diligence and except as required to file a news release and Form 8-K disclosure regarding the transaction to the public after the Closing), dealt with, exploited or commercialized by FEC or disclosed to any third party (other than FEC’s professional accounting and legal advisors) without the prior written consent of MJM. If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from MJM, FEC will immediately return to MJM (or as directed by MJM) any information received regarding MJM’s business, including all copies thereof. Likewise, all information regarding the business of FEC including, without limitation, financial information that FEC provides to MJM during its due diligence investigation of FEC will be kept in strict confidence by MJM and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by MJM or disclosed to any third party (other than MJM’s professional accounting and legal advisors) without FEC’s prior written consent. If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from FEC, MJM will immediately return to FEC (or as directed by FEC) any information received regarding FEC’s business, including all copies thereof.  Upon request, each party will provide an affidavit to the other that all documents, including all copies thereof, were returned to the other party.

(b)

FEC and MJM acknowledge and agree, subject to disclosure obligations under Applicable Securities Legislation or other laws or regulations, that neither party will make any public pronouncements concerning the terms of this Agreement without the express written consent of the other party, such consent not to be unreasonably withheld.

(c)

MJM acknowledges and agrees that, while in possession of material information about FEC that has not been publicly disclosed, it will not trade and will take all reasonable steps to prevent any of its employees or agents from trading in the securities of FEC prior to Closing.

11.4

Notification of Breach. Between the date of this Agreement and the Closing Date, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Schedules specifying such change. During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenants in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

11.5

Conduct of MJM and FEC Business Prior to Closing. Except as expressly contemplated by this Agreement or for purposes in furtherance of this Agreement, from the date of this Agreement to the Closing Date, and except to the extent that FEC otherwise consents in writing, MJM will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it. Likewise, from the date of this Agreement to the Closing Date, and except to the extent that MJM otherwise consents in writing, FEC will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.

11.6

Full Disclosure Requirement. FEC possesses, or expects to possess on or before the required filing date, all of the financial statements and financial information required to be included in the report on Form 8-K to be filed by FEC within four (4) business days after the consummation on the transactions contemplated by this Agreement.  MJM will use its commercially reasonable best efforts to cooperate fully in providing FEC with all information and documentation reasonably requested.

11.7

Public Announcements. Until the Closing Date, FEC and MJM each agree that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or the Transaction without the prior written consent of the other party, except as may be required upon written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the FEC or MJM, as applicable, and seeking their reasonable consent to such announcement. MJM acknowledges that FEC must comply with Applicable Securities Legislation requiring full disclosure of material facts and agreements in which it is involved, and will co-operate to assist FEC in meeting its obligations.

11.8

Appointment of Directors and Officers on Closing.  On or prior to the Closing Date, FEC will make arrangements to have all directors and officers of Exchangeco resign and appoint Jason Carvalho as President and Director of Exchangeco.  Additionally, and on or prior to the Closing Date, FEC will make arrangements to have all executive officers of FEC resign in addition to having Jefferson Villines and Mike Anderson resign as directors and appoint Jason Carvalho as President, CEO and Director and Filip Stoj as CFO, Secretary, Treasurer and Director.

11.9

Additional FEC Financial Statements.  On or prior to the Closing Date, FEC will prepare and file with the SEC in accordance with the U.S. Securities Act the unaudited interim financial statements of FEC for the six months ended January 31, 2013.

11.10

Pro Forma Financial Statements.  On or prior to the Closing Date, FEC and MJM will prepare pro forma financial statements that combine FEC and MJM as at and for the periods as are required for filing with the Form 8-K to announce the closing of the Transaction as required by the SEC and the U.S. Securities Act.

12.

TERMINATION

12.1

Termination.  This Agreement may be terminated at any time prior to the Closing Date by:

(a)

mutual agreement of FEC and MJM, without the consent of Exchangeco and the Selling Shareholders;

(b)

FEC, if there has been a material breach by MJM or any of the Selling Shareholders of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of MJM or the Selling Shareholders that is not cured by the breaching party, to the reasonable satisfaction of FEC, within ten business days after notice of such breach is given by FEC (except that no cure period will be provided for a breach by MJM or the Selling Shareholders that by its nature cannot be cured);

(c)

MJM or any of the Selling Shareholders, if there has been a material breach by FEC of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of FEC that is not cured by FEC, to the reasonable satisfaction of MJM or such Selling Shareholder(s), within ten business days after notice of such breach is given by MJM or the Selling Shareholder(s) (except that no cure period will be provided for a breach by FEC that by its nature cannot be cured);

(d)

FEC or MJM, if the Transaction contemplated by this Agreement has not been consummated by the date which is 41 days after the date of the delivery of the MJM Financial Statements, unless the parties to this Agreement agree to extend such date in writing;

(e)

FEC or MJM, if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the Transaction contemplated by this Agreement has become final and non-appealable; or

(f)

FEC or MJM, if the Transaction has not been consummated prior to March 31, 2013, or such other date as may be agreed to in writing by FEC and MJM.

12.2

Effect of Termination.  In the event of the termination of this Agreement as provided for in Section 12.1, this Agreement will be of no further force or effect, except for those provisions in this Agreement which expressly survive termination, and provided that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations.

13.

Indemnification, Remedies, Survival

13.1

Certain Definitions.  For the purposes of this Section 13, the terms “Loss” and “Losses” mean any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by FEC or MJM including damages for lost profits or lost business opportunities.

13.2

Agreement of MJM to Indemnify. MJM will indemnify, defend, and hold harmless, to the full extent of the law, FEC and its directors, officers, employees, agents, advisers and shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by FEC and its directors, officers, employees, agents, advisers and shareholders by reason of, resulting from, based upon or arising out of:

(a)

the breach by MJM of any representation or warranty of MJM contained in or made pursuant to this Agreement, any MJM document or any certificate or other instrument delivered pursuant to this Agreement; or

(b)

the breach or partial breach by MJM of any covenant or agreement of MJM made in or pursuant to this Agreement, any document or any certificate or other instrument delivered pursuant to this Agreement.

13.3

Agreement of the Selling Shareholders to Indemnify.  The Selling Shareholders will each, severally, and not jointly and severally, indemnify, defend, and hold harmless, to the full extent of the law, FEC and its directors, officers, employees, agents, advisers and shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by FEC and its directors, officers, employees, agents, advisers and shareholders by reason of, resulting from, based upon or arising out of:

(a)

any breach by such Selling Shareholder of this Agreement; or

(b)

any misstatement, misrepresentation or breach of the representations and warranties made by such Selling Shareholder contained in or made pursuant to the representations or warranties or certificates executed by the Selling Shareholder as part of the share exchange procedure detailed in Sections 2, 3, 4 and 5 of this Agreement.

13.4

Agreement of FEC to Indemnify.  FEC will indemnify, defend, and hold harmless, to the full extent of the law, MJM and the Selling Shareholders from, against, for, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by MJM and the Selling Shareholders by reason of, resulting from, based upon or arising out of:

(a)

the breach by FEC of any representation or warranty of FEC contained in or made pursuant to this Agreement, any FEC document or any certificate or other instrument delivered pursuant to this Agreement; or

(b)

the breach or partial breach by FEC of any covenant or agreement of FEC made in or pursuant to this Agreement, any FEC document or any certificate or other instrument delivered pursuant to this Agreement.

13.5

Limitation on Indemnity.  Any party entitled to indemnification under Section 13 will only be entitled to indemnification in respect of any Losses after the aggregate amount of such Losses exceeds $50,000, at which point the indemnified party will be entitled to recover the entire amount of such Losses from the first dollar (including the first $50,000).

13.6

Additional Indemnity from Selling Shareholders.  In addition to the indemnification provisions set out in Section 13.3, and for a period of one (1) year from the Closing Date, the Selling Shareholders will each, severally, and not jointly and severally, indemnify, defend, and hold harmless, to the full extent of the law, FEC from, against, for, and in respect of any and all known or unknown liabilities, excluding those set out in the Schedules hereto, incurred and brought forth after the Closing Date, including legal proceedings brought against MJM, which liabilities were incurred, arose or relate to any matter that occurred prior to the Closing Date to the extent that such liabilities exceed $50,000 in any given year; provided, however, the aggregate indemnification obligations of the Selling Shareholders will be limited to $500,000.

13.7

Indemnification Procedures ..  If any action will be brought against any party in respect of which indemnity may be sought pursuant to this Agreement (the “ Indemnified Party ”), such Indemnified Party will promptly notify the party from whom indemnity is being sought (the “ Indemnifying Party ”) in writing, and the Indemnifying Party will have the right to assume the defence thereof with counsel of its own choosing.  Any Indemnified Party will have the right to employ separate counsel in any such action and participate in the defence thereof, but the fees and expenses of such counsel will be at the expense of such Indemnified Party except to the extent that the employment thereof has been specifically authorized by the Indemnifying Party in writing, the Indemnifying Party has failed after a reasonable period of time to assume such defence and to employ counsel or in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Indemnifying Party and the position of such Indemnified Party.  The Indemnifying Party will not be liable to any Indemnified Party under this Section 13 for any settlement by an Indemnified Party effected without the Indemnifying Party’s prior written consent, which consent will not be unreasonably withheld or delayed; or to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Indemnified Party’s indemnification pursuant to this Section 13.

14.

Certain Rights of FEC to Acquire Exchangeable Shares

14.1

FEC Liquidation Call Right.

(a)

FEC will have the overriding right (the “Liquidation Call Right”), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of Exchangeco pursuant to Article 5 of the Exchangeable Share Provisions, to purchase from all but not less than all of the holders of Exchangeable Shares (other than any holder of Exchangeable Shares which is FEC or an Affiliate of FEC) on the Liquidation Date all but not less than all of the Exchangeable Shares held by each such holder on payment by FEC of an amount per share (the “Liquidation Call Purchase Price”) equal to the Current Market Price of a FEC Common Share on the last Business Day prior to the Liquidation Date, which will be satisfied in full by FEC causing to be delivered to such holder one FEC Common Share for each such Exchangeable Share, plus, to the extent not paid by Exchangeco, an additional amount equivalent to the full amount of all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the date of purchase by FEC (the “Dividend Amount”). In the event of the exercise of the Liquidation Call Right by FEC, each holder (other than FEC or Affiliates of FEC) will be obligated to sell all but not less than all of the Exchangeable Shares held by such holder to FEC on the Liquidation Date on payment by FEC to the holder of the Liquidation Call Purchase Price for each such share, and Exchangeco will have no obligation to pay the Liquidation Amount of such shares so purchased by FEC.

(b)

To exercise the Liquidation Call Right, FEC must notify Exchangeco of FEC’s intention to exercise such right at least twenty days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding-up of Exchangeco and at least five Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding-up of Exchangeco. Exchangeco will notify the holders of Exchangeable Shares as to whether or not FEC has exercised the Liquidation Call Right forthwith after the expiry of the period during which the same may be exercised by FEC. If FEC exercises the Liquidation Call Right, then on the Liquidation Date FEC will purchase and the holders of the Exchangeable Shares (other than FEC or Affiliates of FEC) will sell all but not less than all of the Exchangeable Shares held by such holders for a price per share equal to the Liquidation Call Purchase Price.

(c)

For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Liquidation Call Right, FEC will deposit with Exchangeco, on or before the Liquidation Date, certificates representing the aggregate number of FEC Common Shares deliverable by FEC and a cheque or cheques of FEC payable at par at any branch of the bankers of FEC representing the aggregate Dividend Amount in payment of the total Liquidation Call Purchase Price, less any amounts withheld pursuant to Section 15.11.  Provided that FEC has complied with the immediately preceding sentence, on and after the Liquidation Date, the rights of each holder of Exchangeable Shares will be limited to receiving such holder’s proportionate part of the total Liquidation Call Purchase Price payable by FEC upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder will on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the FEC Common Shares to which it is entitled. Upon surrender to Exchangeco of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BCA and the charter documents of Exchangeco and any such additional documents and instruments as Exchangeco may reasonably require, the holder of such surrendered certificate or certificates will be entitled to receive in exchange therefore, and Exchangeco on behalf of FEC will deliver to such holder, certificates representing the FEC Common Shares to which the holder is entitled and a cheque or cheques of FEC payable at par at any branch of the bankers of FEC in payment of the Dividend Amount, less any amounts withheld pursuant to Section 15.11.  If FEC does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the Liquidation Amount of such shares pursuant to Article 5 of the Exchangeable Share Provisions.

14.2

FEC Redemption Call Right.

(a)

FEC will have the overriding right (the “Redemption Call Right”), notwithstanding the proposed redemption of the Exchangeable Shares by Exchangeco pursuant to Article 7 of the Exchangeable Share Provisions, to purchase from all but not less than all of the holders of Exchangeable Shares (other than any holder of Exchangeable Shares which is FEC or an Affiliate of FEC) on the Redemption Date all but not less than all of the Exchangeable Shares held by each such holder on payment by FEC to each holder of an amount per Exchangeable Share (the “Redemption Call Purchase Price”) equal to the Current Market Price of a FEC Common Share on the last Business Day prior to the Redemption Date, which will be satisfied in full by FEC causing to be delivered to such holder one share of FEC Common Share, plus the Dividend Amount, for each Exchangeable Share redeemed. In the event of the exercise of the Redemption Call Right by FEC, each holder (other than FEC or Affiliates of FEC) will be obligated to sell all but not less than all the Exchangeable Shares held by such holder to FEC on the Redemption Date on payment by FEC to the holder of the Redemption Call Purchase Price for each such share, and Exchangeco will have no obligation to redeem such shares so purchased by FEC.

(b)

To exercise the Redemption Call Right, FEC must notify Exchangeco of FEC’s intention to exercise such right at least 60 days before the Redemption Date, except in the case of a redemption occurring as a result of a Parent Control Transaction, an Exchangeable Share Voting Event or an Exempt Exchangeable Share Voting Event, in which case FEC will so notify Exchangeco on or as soon as practicable before the Redemption Date. Exchangeco will notify the holders of the Exchangeable Shares as to whether or not FEC has exercised the Redemption Call Right forthwith after the expiry of the period during which the same may be exercised by FEC. If FEC exercises the Redemption Call Right, on the Redemption Date, FEC will purchase and the holders (other than FEC or Affiliates of FEC) will sell all but not less than all of the Exchangeable Shares held by such holders for a price per share equal to the Redemption Call Purchase Price.

(c)

For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Redemption Call Right, FEC will deposit with Exchangeco, on or before the Redemption Date, certificates representing the aggregate number of shares of FEC Common Shares deliverable by FEC and a cheque or cheques of FEC payable at par at any branch of the bankers of FEC representing the aggregate Dividend Amount in payment of the total Redemption Call Purchase Price, less any amounts withheld pursuant to Section 15.11.  Provided that FEC has complied with the immediately preceding sentence, on and after the Redemption Date the rights of each holder of Exchangeable Shares (other than FEC or Affiliates of FEC) will be limited to receiving such holder’s proportionate part of the total Redemption Call Purchase Price payable by FEC upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder will on and after the Redemption Date be considered and deemed for all purposes to be the holder of the FEC Common Share to which it is entitled. Upon surrender to Exchangeco of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BCA and the charter documents of Exchangeco and such additional documents and instruments as Exchangeco and the FEC may reasonably require, the holder of such surrendered certificate or certificates will be entitled to receive in exchange therefor, and Exchangeco on behalf of FEC will deliver to such holder, certificates representing the FEC Common Shares to which the holder is entitled and a cheque or cheques of FEC payable at par at any branch of the bankers of FEC in payment of the Dividend Amount, less any amounts withheld pursuant to Section 15.11.  If FEC does not exercise the Redemption Call Right in the manner described above, on the Redemption Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the Redemption Price of such shares pursuant to Article 7 of the Exchangeable Share Provisions.

15.

Miscellaneous Provisions

15.1

Effectiveness of Representations; Survival.  Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake.  Unless otherwise stated in this Agreement, and except for instances of fraud, the representations, warranties and agreements will survive the Closing Date and continue in full force and effect until one (1) year after the Closing Date.

15.2

Further Assurances.  Each of the parties hereto will co-operate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

15.3

Amendment.  This Agreement may not be amended except by an instrument in writing signed by each of the parties.

15.4

Expenses.  FEC and MJM will bear their respective costs incurred in connection with the preparation, execution and performance of this Agreement and the Transaction contemplated hereby, including all fees and expenses of their respective agents, representatives and accountants.

15.5

Entire Agreement.  This Agreement, the Schedules and the other documents in connection with this transaction contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto.  Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

15.6

Notices.  All notices and other communications required or permitted under this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, electronic mail on the date such mail is effectively transmitted, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If to FEC or Exchangeco:

Future Energy, Corp.

840 23rd Street

St. Georges, Quebec

G5Y 4N6

Attention:

President

Facsimile:

(604) 687-6314

If to any of the Selling Shareholders to the addresses set forth for such Selling Shareholders in the MJM shareholder register.

If to MJM:

MarilyJean Media Inc.

104 – 12877 76th Avenue

Surrey, British Columbia

V3W 1E6

Attention:

Jason Carvalho

Email:

jason@marilynjean.com

All such notices and other communications will be deemed to have been received:

(a)

in the case of personal delivery, on the date of such delivery;

(b)

in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery;

(c)

in the case of electronic mail, when the mail is effectively transmitted;

(d)

in the case of delivery by internationally-recognized express courier, on the business day following dispatch; and

(e)

in the case of mailing, on the fifth business day following mailing.

15.7

Headings.  The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

15.8

Benefits.  This Agreement is and will only be construed as for the benefit of or enforceable by those Persons party to this Agreement.

15.9

Severability.  Each of the provisions contained in this Agreement is distinct and severable and a declaration of invalidity, illegality or unenforceability of any such provision or part thereof by a court of competent jurisdiction shall not affect the validity or enforceability of any other provisions of this Agreement or of such provisions or part thereof in any other jurisdiction.

15.10

Assignment.  This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

15.11

Withholding Rights.  Exchangeco, FEC and MJM will be entitled to deduct and withhold from any dividend or consideration otherwise payable to any holder of FEC Common Shares or Exchangeable Shares, such amounts as Exchangeco, FEC or MJM is required or permitted to deduct and withhold with respect to such payment under the Income Tax Act, the United States Internal Revenue Code of 1986 or any provision of provincial, state, local or foreign tax law, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts will be treated for all purposes hereof as having been paid to the holder of the shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required or permitted to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, Exchangeco, FEC or MJM are hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to Exchangeco, FEC or MJM, as the case may be, to enable it to comply with such deduction or withholding requirement and Exchangeco, FEC or MJM will notify the holder thereof and remit to the holder any unapplied balance of the net proceeds of such sale.

15.12

Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia applicable to contracts made and to be performed therein.

15.13

Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

15.14

Gender.  All references to any party will be read with such changes in number and gender as the context or reference requires.

15.15

Business Days.  If the last or appointed day for the taking of any action required or the expiration of any rights granted herein will be a Saturday, Sunday or a legal holiday in the Province of British Columbia, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday, Sunday or such a legal holiday.

15.16

Counterparts.  This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

15.17

Independent Legal Advice.  Each of the parties acknowledges that Clark Wilson LLP has acted as counsel only to FEC and Exchangeco that all other parties to this Agreement acknowledge and confirm that they have been advised to seek, and have sought or have otherwise waived, independent tax and legal advice with respect to this Agreement and the documents delivered pursuant thereto and that Clark Wilson LLP is not protecting the rights and interests of any other party to this Agreement.

15.18

Facsimile and Electronic Execution.  Delivery of an executed signature page to this Agreement by any party to this Agreement by facsimile transmission and portable document format (.PDF) shall be as effective as delivery of a manually executed copy of this Agreement by such party.

15.19

Schedules and Exhibits.  The schedules and exhibits are attached to and form part of this Agreement and are incorporated herein.

THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.

FUTURE ENERGY CORP.

MARILYNJEAN MEDIA INC.

By:	/s/signed	By:	/s/signed
	Authorized Signatory		Authorized Signatory

MARILYNJEAN HOLDINGS INC.

By:	/s/signed
Authorized Signatory

/s/signed	)	/s/Jason Carvalho
Witness	)	JASON CARVALHO
)
/s/signed	)	/s/Kelita Klein
Witness	)	KELITA KLEIN
)
/s/signed	)	/s/Filip Stoj
Witness	)	FILIP STOJ
)
/s/signed		/s/Patrick Gervais
Witness	)	PATRICK GERVAIS

/s/signed	)	/s/Chester Ku
Witness	)	CHESTER KU
)
/s/signed	)	/s/Michael William Liverton
Witness	)	MICHAEL WILLIAM LIVERTON
)
/s/signed	)	/s/Donald Campbell
Witness	)	DONALD CAMPBELL

/s/signed	)	/s/Steve Geszler
Witness	)	STEVE GESZLER
)
/s/signed	)	/s/Wai Ho Au
Witness	)	WAI HO AU

/s/signed	)	/s/Igor Sisgoreo
Witness	)	IGOR SISGOREO
)
/s/signed	)	/s/Sam Stinson
Witness	)	SAM STINSON

/s/signed		/s/Mei-Ying Huang
Witness	)	MEI-YING HUANG
)
/s/signed	)	/s/Rossano Sollazzi
Witness	)	ROSSANO SOLLAZZI

/s/signed	)	/s/Miso Gajic
Witness	)	MISO GAJIC
)
/s/signed	)	/s/Darren Lee-Him
Witness	)	DARREN LEE-HIM

UNICORN EQUITY INC.

LOGICO ENTERPRISES INC.

By:	/s/signed	By:	/s/signed
	Authorized Signatory		Authorized Signatory

YUKON INDUSTRIES LTD.

RAMSGATE EQUITY INC.

By:	/s/signed	By:	/s/signed
	Authorized Signatory		Authorized Signatory

CRUCIBLE CAPITAL INC.

0831752 B.C. LTD.

By:	/s/signed	By:	/s/signed
	Authorized Signatory		Authorized Signatory

BLINK MANAGEMENT INC.

By:	/s/signed
Authorized Signatory

RESURRECTION CAPITAL, INC.

WISDOM ASSET MANAGEMENT, INC.

By:	/s/signed	By:	/s/signed
	Authorized Signatory		Authorized Signatory

OLD STONE HOLDINGS, INC.

By:	/s/signed
Authorized Signatory

SCHEDULE A

TO THE SHARE EXCHANGE AGREEMENT DATED FOR REFERENCE MARCH 25, 2013 AMONG FEC, EXCHANGECO, MJM AND THE SELLING SHAREHOLDERS

Canadian Selling Shareholders

Column I	Column II	Column III	Column IV
Name and Address of MJM Shareholder	Number of MJM Common Shares held before Closing	Number of Exchangeable Shares to be received	Number of FEC Shares to be received on exercise of Exchangeable Share
Jason Carvalho [Redacted]	22,950,000 Class A Common Voting shares	22,950,000 Exchangeco Shares	22,950,000 FEC Shares
Kelita Klein [Redacted]	18,900,000 Class A Common Voting shares	18,900,000 Exchangeco Shares	18,900,000 FEC Shares
Filip Stoj [Redacted]	18,900,000 Class A Common Voting shares	18,900,000 Exchangeco Shares	18,900,000 FEC Shares
Patrick Gervais [Redacted]	6,750,000 Class A Common Voting shares	6,750,000 Exchangeco Shares	6,750,000 FEC Shares
Chester Ku-Lea [Redacted]	8,125,000 Class B Common Voting shares	8,125,000 Exchangeco Shares	8,125,000 FEC Shares
Michael William Liverton [Redacted]	10,000,000 Class B Common Voting shares	10,000,000 Exchangeco Shares	10,000,000 FEC Shares
Donald Campbell [Redacted]	5,000,000 Class B Common Voting shares	5,000,000 Exchangeco Shares	5,000,000 FEC Shares
Steve Geszler [Redacted]	2,000,000 Class B Common Voting shares	2,000,000 Exchangeco Shares	2,000,000 FEC Shares
Wai Ho Au [Redacted]	1,200,000 Class B Common Voting shares	1,200,000 Exchangeco Shares	1,200,000 FEC Shares
Igor Sisgoreo [Redacted]	2,500,000 Class B Common Voting shares	2,500,000 Exchangeco Shares	2,500,000 FEC Shares
Sam Stinson [Redacted]	500,000 Class B Common Voting shares	500,000 Exchangeco Shares	500,000 FEC Shares
Mei-Ying Huang [Redacted]	1,000,000 Class B Common shares	1,000,000 Exchangeco Shares	1,000,000 FEC Shares
Rossano Sollazzi [Redacted]	750,000 Class B Common shares	750,000 Exchangeco Shares	750,000 FEC Shares
Miso Gajic [Redacted]	78,500 Class B Common shares	78,500 Exchangeco Shares	78,500 FEC Shares
Darren Lee-Him [Redacted]	78,500 Class B Common shares	78,500 Exchangeco Shares	78,500 FEC Shares
Igor Sisgoreo [Redacted]	420,000 Class B Common shares	420,000 Exchangeco Shares	420,000 FEC Shares
0831752 B.C. Ltd. [Redacted]	7,499,250 Class C Common Non-Voting shares	7,499,250 Exchangeco Shares	7,499,250 FEC Shares
Total	106,651,250	106,651,250	106,651,250

A-2

Non-Canadian Selling Shareholders

Column I	Column II	Column III
Name and Address of MJM Shareholder	Number of MJM Common Shares held before Closing	Number of FEC Common Shares to be received
Unicorn Equity Inc. [Redacted]	8,300,000 Class B Common Voting shares	8,300,000 FEC Shares
Yukon Industries Ltd. [Redacted]	8,400,000 Class B Common Voting shares	8,400,000 FEC Shares
Crucible Capital Inc. [Redacted]	8,300,000 Class B Common Voting shares	8,300,000 FEC Shares
Blink Management Inc. [Redacted]	8,400,000 Class B Common Voting shares	8,400,000 FEC Shares
Logico Enterprises Inc. [Redacted]	8,400,000 Class B Common Voting shares	8,400,000 FEC Shares
Ramsgate Equity Inc. [Redacted]	8,300,000 Class B Common Voting shares	8,300,000 FEC Shares
Resurrection Capital, Inc. [Redacted]	8,300,000 Class B Common Voting shares	8,300,000 FEC Shares
Wisdom Asset Management, Inc. [Redacted]	8,300,000 Class B Common Voting shares	8,300,000 FEC Shares
Old Stone Holdings, Inc. [Redacted]	8,300,000 Class B Common Voting shares	8,300,000 FEC Shares
Total	75,000,000	75,000,000

SCHEDULE B

TO THE SHARE EXCHANGE AGREEMENT DATED FOR REFERENCE MARCH 25, 2013 AMONG FEC, EXCHANGECO, MJM AND THE SELLING SHAREHOLDERS

MJM Financial Statements

[see attached]

MARILYNJEAN MEDIA INC.
(A Development Stage Company)
December 31, 2012
(Expressed in Canadian dollars)

Index

Report of Independent Registered Public Accounting Firm F–1

Balance Sheets F–2

Statements of Operations F–3

Statements of Stockholders' Equity (Deficit) F–4

Statements of Cash Flows F–5

Notes to Financial Statements F–6

MARILYNJEAN MEDIA INC.
(A Development Stage Company)
Balance Sheets
(Expressed in Canadian dollars)

	December 31, 2012 $	December 31, 2011 $
ASSETS		
Current Assets		
Cash	17,641	48,907
Amounts receivable	10,866	–
Prepaid expenses	–	6,750
Total Current Assets	28,507	55,657
Restricted cash (Note 3)	5,000	–
Total Assets	33,507	55,657
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)		
Current Liabilities		
Accounts payable	2,424	–
Accrued liabilities	3,249	–
Loans payable (Note 4)	99,490	–
Total Current Liabilities	105,163	–
Loans payable (Note 4)	59,747	–
Total Liabilities	164,910	–
Stockholders' Equity (Deficit)		
Common stock (Note 6) Authorized: unlimited, no par value Issued and outstanding: 11,111 shares	75,100	75,100
Deficit	(206,503)	(19,443)
Total Stockholders' Equity (Deficit)	(131,403)	55,657
Total Liabilities and Stockholders' Equity (Deficit)	33,507	55,657

(The accompanying notes are an integral part of these financial statements)

F–2

MARILYNJEAN MEDIA INC.
(A Development Stage Company)
Statements of Operations
(Expressed in Canadian dollars)

	Year Ended December 31, 2012 $	Period from September 1, 2011 (date of inception) to December 31, 2011 $	Accumulated from September 1, 2011 (date of inception) to December 31, 2012 $
Revenue	4,517	117	4,634
Cost of goods sold	3,275	–	3,275
Gross Profit	1,242	117	1,359
Operating Expenses			
Advertising and promotion	94,735	15,787	110,522
Automotive	5,368	–	5,368
Legal	346	–	346
Management fees (Note 5)	15,000	–	15,000
Office and general	17,294	229	17,523
Rent	5,600	–	5,600
Travel	4,814	–	4,814
Website development	41,896	3,544	45,440
Total Operating Expenses	185,053	19,560	204,613
Loss from Operations Before Other Expense	(183,811)	(19,443)	(203,254)
Other expense			
Interest expense	(3,249)	–	(3,249)
Net Loss	(187,060)	(19,443)	(206,503)
Loss Per Share, Basic and Diluted	(16.84)	(1.91)	
Weighted Average Shares Outstanding, Basic and Diluted	11,111	10,191	

(The accompanying notes are an integral part of these financial statements)

F–3

MARILYNJEAN MEDIA INC.
(A Development Stage Company)
Statements of Stockholders' Equity (Deficit)
(Expressed in Canadian dollars)

	Common Stock			
	Shares #	Amount $	Deficit $	Total $
Balance, September 1, 2011 (date of inception)	–	–	–	–
Issuance of shares at $0.01 per share	10,000	100	–	100
Issuance of shares at $67.507 per share	1,111	75,000	–	75,000
Net loss for the period	–	–	(19,443)	(19,443)
Balance, December 31, 2011	11,111	75,100	(19,443)	55,657
Net loss for the year	–	–	(187,060)	(187,060)
Balance, December 31, 2012	11,111	75,100	(206,503)	(131,403)

(The accompanying notes are an integral part of these financial statements)

F–4

MARILYNJEAN MEDIA INC.
(A Development Stage Company)
Statements of Cash Flows
(Expressed in Canadian dollars)

	Year Ended December 31, 2012 $	Period from September 1, 2011 (date of inception) to December 31, 2011 $	Accumulated from September 1, 2011 (date of inception) to December 31, 2012 $
Operating Activities			
Net loss for the period	(187,060)	(19,443)	(206,503)
Adjustments to reconcile net loss to net cash used in operating activities:			
Foreign exchange translation loss on debt	827	–	827
Changes in operating assets and liabilities:			
Amounts receivable	(10,866)	–	(10,866)
Prepaid expenses	6,750	(6,750)	–
Accounts payable	2,424	–	2,424
Accrued liabilities	3,249	–	3,249
Net Cash Used in Operating Activities	(184,676)	(26,193)	(210,869)
Investing Activities			
Restricted cash	(5,000)	–	(5,000)
Net Cash Provided by Investing Activities	(5,000)	–	(5,000)
Financing Activities			
Proceeds from loans payable	158,410	–	158,410
Proceeds from issuance of common stock	–	75,100	75,100
Net Cash Provided by Financing Activities	158,410	75,100	233,510
Increase (Decrease) in Cash	(31,266)	48,907	17,641
Cash, Beginning of Period	48,907	–	–
Cash, End of Period	17,641	48,907	17,641
Supplemental Disclosures:			
Interest paid	–	–	–
Income taxes paid	–	–	–

(The accompanying notes are an integral part of these financial statements)

F–5

MARILYNJEAN MEDIA INC.
(A Development Stage Company)
Notes to the Financial Statements
December 31, 2012
(Expressed in Canadian dollars)

1. Nature of Operations

MarilynJean Media Inc. (the "Company") was incorporated in the province of British Columbia, Canada on September 1, 2011. The Company is based in Vancouver, British Columbia, Canada. The Company is a development stage company, as defined by Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 915, "Development Stage Entities," in the business of selling children's products via the internet.

These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize it assets and discharge its liabilities in the normal course of business. As at December 31, 2012, the Company has a working capital deficiency of $76,656, has not generated significant revenues, and has an accumulated deficit of $206,503. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations, and the attainment of profitable operations. These factors raise substantial doubt regarding the Company's ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

2. Summary of Significant Accounting Principles

(a) Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States and are expressed in Canadian dollars.

(b) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company's estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

(c) Cash and Cash Equivalents

The Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents.

(d) Foreign Currency Translation

The Company's functional and reporting currency is the Canadian dollar. Foreign exchange items are translated to Canadian dollars in accordance with ASC 830, "Foreign Currency Translation Matters", using the exchange rate prevailing at the balance sheet date. Monetary assets and liabilities are translated using the exchange rate at the balance sheet date. Non-monetary assets and liabilities are translated at historical rates. Revenues and expenses are translated at average rates for the period. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income. Foreign currency transactions are primarily undertaken in United States dollars.

F–6

MARILYNJEAN MEDIA INC.
(A Development Stage Company)
Notes to the Financial Statements
December 31, 2012
(Expressed in Canadian dollars)

2. Summary of Significant Accounting Principles (continued)

(f) Financial Instruments

Pursuant to ASC 820, "Fair Value Measurements and Disclosures", an entity is required to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument's categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company's financial instruments consist principally of cash, amounts receivable, accounts payable, accrued liabilities, and loans payable. Pursuant to ASC 820, the fair value of our cash is determined based on "Level 1" inputs, which consist of quoted prices in active markets for identical assets. We believe that the recorded values of all of our other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

(e) Loss per Share

The Company computes net loss per share in accordance with ASC 260, "Earnings per Share". ASC 260 requires presentation of both basic and diluted earnings per share ("EPS") on the face of the income statement. Basic EPS is computed by dividing net loss available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive.

(g) Comprehensive Loss

ASC 220, "Comprehensive Income", establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at December 31, 2012 and 2011, the Company has no items that represent a comprehensive loss and, therefore, has not included a schedule of comprehensive loss in the financial statements.

F–7

MARILYNJEAN MEDIA INC.
(A Development Stage Company)
Notes to the Financial Statements
December 31, 2012
(Expressed in Canadian dollars)

2. **Summary of Significant Accounting Principles** (continued)

(h) Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with ASC 740, "Accounting for Income Taxes". The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized.

As of December 31, 2012 and 2011, the Company did not have any amounts recorded pertaining to uncertain tax positions.

The Company files federal and provincial income tax returns in Canada. The Company may be subject to a reassessment of federal and provincial income taxes by Canadian tax authorities for a period of three years from the date of the original notice of assessment in respect of any particular taxation year. Tax authorities of Canada have not audited any of the Company's income tax returns for the open taxation years.

The Company recognizes interest and penalties related to uncertain tax positions in tax expense. During the periods ended December 31, 2012 and 2011, there were no charges for interest or penalties.

(i) Revenue Recognition

The Company earns revenue from the sale of children's products. The Company recognizes revenue in accordance with ASC 605, "Revenue Recognition". Revenue is recognized when the price is fixed or determinable, persuasive evidence of an arrangement exists, the goods have been shipped, and collectability is reasonably assured.

(j) Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

3. **Restricted Cash**

Restricted cash represents cash pledged as security for the Company's credit cards.

4. **Loans Payable**

(a) On April 17, 2012, the Company entered into a loan agreement whereby the Company received proceeds of $25,767. The loan bears interest at the Bank of Canada prime rate plus 2% per annum, due on April 17, 2014, and secured by a general security agreement.

(b) On May 28, 2012, the Company issued a promissory note for proceeds of $23,980. The note bears interest at Bank of Canada prime rate plus 2% per annum, is unsecured, and due on May 28, 2014.

(c) On August 17, 2012, the Company entered into a loan agreement whereby the Company received proceeds of $49,745 (US$50,000). The loan bears interest at the Bank of Canada prime rate plus 2% per annum, due on August 17, 2013, and secured by a general security agreement.

(d) On October 1, 2012, the Company entered into a secured loan agreement whereby the Company borrowed $49,745 (US$50,000). The loan is interest bearing at the Bank of Canada prime rate plus 2% per annum, due on October 1, 2013, and secured by a general security agreement.

(e) On December 7, 2012, the Company issued a promissory note for proceeds of $10,000. The note bears interest at the Bank of Canada prime rate plus 2% per annum, is unsecured and due on December 7, 2014.

F–8

MARILYNJEAN MEDIA INC.
(A Development Stage Company)
Notes to the Financial Statements
December 31, 2012
(Expressed in Canadian dollars)

5. Related Party Transactions

(a) During the year ended December 31, 2012, the Company incurred management fees of $7,500 (2011 - $nil) to the Chief Executive Officer of the Company.

(b) During the year ended December 31, 2012, the Company incurred management fees of $7,500 (2011 - $nil) to the Chief Financial Officer of the Company.

6. Common Stock

(a) On September 1, 2011, the Company issued 10,000 shares of common stock at $0.01 per share for proceeds of $100.

(b) On December 1, 2011, the Company issued 1,111 shares of common stock for proceeds of $75,000.

7. Income Taxes

The Company has $204,771 of non-capital losses carried forward to offset taxable income in future years which expire commencing in fiscal 2031. The income tax benefit differs from the amount computed by applying the Canadian federal and provincial statutory tax rates to net loss before income taxes for the periods ended December 31, 2012 and 2011 as a result of the following:

	2012 $	2011 $
Net loss before taxes	(187,060)	(19,443)
Statutory rate	25%	26.5%
Expected tax recovery	46,765	5,152
Permanent differences and other	(433)	–
Change in tax rates	–	(291)
Change in valuation allowance	(46,332)	(4,861)
Income tax provision	–	–

The significant components of deferred income tax assets and liabilities as at December 31, 2012 and 2011 after applying enacted corporate income tax rates are as follows:

	2012 $	2011 $
Non-capital losses carried forward	51,193	4,861
Valuation allowance	(51,193)	(4,861)
Net deferred tax asset	–	–

As at December 31, 2012, the Company has non-capital losses carried forward of $204,771 which are available to offset future years' taxable income. These losses expire as follows:

	$
2031	19,443
2032	185,328
	204,771

F–9

SCHEDULE C

TO THE SHARE EXCHANGE AGREEMENT DATED FOR REFERENCE MARCH 25, 2013 AMONG FEC, EXCHANGECO, MJM AND THE SELLING SHAREHOLDERS

FEC Financial Statements

[see attached]

FORM 10-K Annual Report July 31 2012 Page 14 of 37

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Future Energy Corp.
(An Exploration Stage Company)
July 31, 2012

Index

Report of Independent Registered Public Accounting Firm	F–2
Balance Sheets	F–3
Statements of Operations	F–4
Statement of Stockholders' Equity (Deficit)	F–5
Statements of Cash Flows	F–6
Notes to the Financial Statements	F–7

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FORM 10-K Annual Report July 31 2012 Page 15 of 37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Future Energy, Corp
(An Exploration Stage Company)
Canada G5Y 4N6

We have audited the accompanying balance sheets of Future Energy Corporation (an exploration stage company) (the "Company") as of July 31, 2012 and July 31, 2011 and the related statements of operations, stockholders' equity (deficit), and cash flows for the year ended July 31, 2012 and 2011 and the period from April 6, 2010 (inception) through July 31, 2012. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of July 31, 2012 and July 31, 2011 and the related results of its operations and its cash flows for the year ended July 31, 2012 and the period from April 6, 2010 (inception) through July 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has incurred losses from operation since inception. This factor raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to this matter are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ MaloneBailey, LLP

www.malone-bailey.com
Houston, Texas

October 29, 2012

F-2

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FORM 10-K Annual Report July 31 2012 Page 16 of 37

Future Energy Corp.
(An Exploration Stage Company)
Balance Sheets

ASSETS	July 31, 2012	July 31, 2011
Current Assets		
Cash	$ 409,546	$ 11,005
Subscription Receivable	5,000	-
Total Current Assets	414,546	11,005
Oil and gas properties		
Unproved property	50,000	50,000
Total Assets	$ 464,546	$ 61,005
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)		
Current Liabilities		
Accounts Payable	$ 12,919	$ 14,069
Accrued Liabilities	17,798	7,110
Due to related parties	516	516
Total Current Liabilities	31,233	21,695
Loan payable to related party	64,500	40,000
Total Liabilities	95,733	61,695
Stockholders' Equity (Deficit)		
Preferred stock Authorized: 200,000,000 shares, par value $0.001 none shares issued and outstanding	-	-
Common stock Authorized: 500,000,000 shares, par value $0.001 119,528,352 and 77,142,852 shares issued and outstanding, respectively	119,528	77,143
Additional Paid-in Capital	349,327	(32,143)
Deficit accumulated during the exploration stage	(100,042)	(45,690)
Total stockholders' equity (deficit)	368,813	(690)
Total Liabilities and Stockholders' Equity (Deficit)	$ 464,546	$ 61,005

(The accompanying notes are an integral part of these audited financial statements)

F-3

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FORM 10-K Annual Report July 31 2012 Page 17 of 37

Future Energy Corp.
(An Exploration Stage Company)
Statement of Operations

	Year Ended July 31, 2012	Year Ended July 31, 2011	April 6, 2010 (Inception) to July 31, 2012
Revenue	$ 1,411	$ 893	$ 2,304
Lease Operating Expense	-	138	138
General and administrative	54,110	36,518	100,156
Total Operating Expenses	54,110	36,656	100,294
Total Operating Loss Before Interest	(52,699)	(35,763)	(97,990)
Interest expense	(1,653)	(399)	(2,052)
Net Loss	$ (54,352)	$ (36,162)	$ (100,042)
Net Loss Per Share – Basic and Diluted	$ (0.00)	$ (0.00)	
Weighted Average Shares Outstanding	7,459,000	7,142,852	

(The accompanying notes are an integral part of these audited financial statements)

F-4

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FORM 10-K Annual Report July 31 2012 Page 18 of 37

Future Energy Corp.
(An Exploration Stage Company)
Statement of Stockholders' Equity (Deficit)
For the period from April 6, 2010 (Inception) to July 31, 2012

	Common Stock		Additional Paid-in Capital	Subscription Receivable	Deficit Accumulated During the Development Stage	Total
	Shares	Amount				
Balance, April 6, 2010 (Date of Inception)	–	$ –	$ –	$ –	$ –	$ –
Common stock issued for cash	68,571,432	68,572	(28,572)	–	–	40,000
Subscription receivable related to common stock	8,571,420	8,571	(3,571)	(5,000)	–	–
Net loss	–	–	–	–	(9,528)	(9,528)
Balance - July 31, 2010	77,142,852	77,143	(32,143)	(5,000)	(9,528)	30,472
Collection of subscription receivable	–	–	–	5,000	–	5,000
Net loss	–	–	–	–	(36,162)	(36,162)
Balance – July 31, 2011	77,142,852	$ 77,143	$ (32,143)	$ –	$ (45,690)	$ (690)
Common stock issued for cash	41,885,500	41,885	376,970	–	–	418,855
Subscription receivable related to common stock	500,000	500	4,500	–	–	5,000
Net loss	–	–	–	–	(54,352)	(54,352)
Balance – July 31, 2012	119,528,352	$ 119,528	$ 349,327	$ –	$ (100,042)	$ 368,813

F-5

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FORM 10-K Annual Report July 31 2012 Page 19 of 37

Future Energy
(An Exploration Stage Company)
Statement of Cash Flows
(Unaudited)

	Year Ended July 31, 2012	Year Ended July 31, 2011	April 6, 2010 (Inception) to July 31, 2012
Cash flows from operating activities			
Net loss	$ (54,352)	$ (36,162)	$ (100,042)
Adjustments to reconcile net loss to net cash used in operating activities:			
Changes in operating assets and liabilities:			
Prepaid expenses	-	1,073	-
Accounts payable	(1,150)	14,069	12,919
Accrued expenses	10,688	2,040	17,798
Net cash used in operating activities	(44,814)	(18,980)	(69,325)
Cash flows from investing activities			
Acquisition of property	-	(25,000)	(50,000)
Net cash used in investing activities	-	(25,000)	(50,000)
Cash flows from financing activities			
Proceeds from issuance of common stock	418,855	5,000	463,855
Proceeds from loan payable to related party	24,500	40,000	64,500
Due to related parties	-	-	516
Net cash provided by financing activities	443,355	45,000	528,871
Net increase in cash	398,541	1,020	409,546
Cash, beginning of period	11,005	9,985	-
Cash, end of period	409,546	11,005	409,546
Non-cash investing and financing activities:			
Subscription receivable	$ 5,000	$ -	$ 5,000
Supplemental Disclosures			
Interest paid	$ -	$ -	$ -
Income taxes paid	$ -	$ -	$ -

F-6

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FORM 10-K Annual Report July 31 2012 Page 20 of 37

Future Energy Corp.
(An Exploration Stage Company)
Notes to the Financial Statements

1. Nature of Operations and Continuance of Business

Future Energy Corp. ("we", "our", the "Company") was incorporated in the state of Nevada on April 6, 2010. The Company has been in the exploration stage since its formation and has not commenced business operations. The company complies with statements of Financial Accounting Standard ASC 915-15 and the Securities and Exchange Commission Exchange Act 7 for its characterization of the company as an exploration stage company.

2. Going Concern

These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize it assets and discharge its liabilities in the normal course of business. During the period ended July 31, 2012, the Company has an accumulated deficit of $100,042. The Company is in the business of exploiting and developing natural resources. The Company participates in and invests in development projects with other companies across a wide range of natural resources. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations, and the attainment of profitable operations. These factors raise substantial doubt regarding the Company's ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

3. Summary of Significant Accounting Policies

a) Basis of Presentation

These financial statements and notes are presented in accordance with accounting principles generally accepted in the United States. The Company's fiscal year end is July 31.

b) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States necessarily requires management to make estimates and assumptions that affect the amounts reported in the financial statements. We regularly evaluate estimates and judgments based on historical experience and other relevant facts and circumstances. Actual results could differ from those estimates.

c) Cash and Cash Equivalents

The Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents.

d) Oil and Gas Properties

The Company applies the successful efforts method of accounting for oil and gas properties. Under the successful efforts method, exploration costs such as exploratory geological and geophysical costs, delay rentals and exploration overhead are charged against earnings as incurred. Acquisition costs and costs of drilling exploratory wells are capitalized pending determination of whether proved reserves can be attributed to the area as a result of drilling the well. If management determines that commercial quantities of hydrocarbons have not been discovered, capitalized costs associated with exploratory wells are charged to exploration expense. Acquisition costs of unproved leaseholds are assessed for impairment during the holding period and transferred to proved oil and gas properties to the extent associated with successful exploration activities. Significant undeveloped leases are assessed individually for impairment, based on the Company's current exploration plans, and a valuation allowance is provided if impairment is indicated.

Depreciation, depletion and amortization of the cost of proved oil and gas properties are calculated using the unit-of-production method. The reserve base used to calculate depreciation, depletion and amortization is the sum of proved developed reserves and proved undeveloped reserves for leasehold acquisition costs and the cost to acquire proved properties. With respect to lease and well equipment costs, which include development costs and successful exploration drilling costs, the reserve base includes only proved developed reserves. Estimated future dismantlement, restoration and abandonment costs, net of salvage values, are taken into account. Our current properties have minimal production and are considered unproved as of July 31, 2011 and July 31, 2012 and as such are not subject to depletion until such time they are further developed and determined to be proved or impaired.

F-7

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FORM 10-K Annual Report July 31 2012 Page 21 of 37

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FORM 10-K Annual Report July 31 2012 Page 22 of 37

Future Energy Corp.
(An Exploration Stage Company)
Notes to the Financial Statements

3. Summary of Significant Accounting Policies (continued)

Amortization rates are updated to reflect: 1) the addition of capital costs, 2) reserve revisions (upwards or downwards) and additions, 3) property acquisitions and/or property dispositions and 4) impairments.

The Company reviews its proved properties in accordance with Accounting Standard Codification (ASC) 932-360, Extractive Activities Oil & Gas, Property, Plant, and Equipment (ASC 360). ASC 360 requires the Company to evaluate property and equipment as an event occurs or circumstances change that would more likely than not reduce the fair value of the property and equipment below the carrying amount. If the carrying amount of property and equipment is not recoverable from its undiscounted cash flows, then the Company would recognize an impairment loss for the difference between the carrying amount and the discounted cash flow. Unproved properties are also evaluated under ASC 932-360 periodically by management to determine whether they have been impaired. A property would likely be impaired, for example, if a dry hole has been drilled on it and the entity has no firm plans to continue drilling. Also, the likelihood of partial or total impairment of a property increases as the expiration of the lease term approaches if drilling activity has not commenced on the property or on nearby properties. If the results of the assessment indicate impairment, a loss shall be recognized by providing a valuation allowance.

In fiscal year ended July 31, 2012 and 2011 there was no impairment of our oil and gas properties.

e) Asset Retirement Obligations

In August 2001, the FASB issued ASC 410-20, "Accounting for Asset Retirement Obligations" (ASC 410-20). ASC 410-20 requires that the fair value of an asset retirement cost, and corresponding liability, should be recorded as part of the cost of the related long-lived asset and subsequently allocated to expense using a systematic and rational method.

f) Impairment of Long-lived Assets

In accordance with ASC 360-10, Accounting for Impairment or Disposal of Long-Lived Assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. Assets to be disposed of would be separately presented in the balance sheet and reported at the lower of the carrying amount of the fair value less costs to sell, and are no longer depreciated. The assets and liabilities of a disposed group classified as held for sale would be presented separately in the appropriate asset and liability sections of the balance sheet.

g) Foreign Currency Translation

The financial statements are presented in United States dollars. In accordance with ASC 830"*Foreign Currency Translation*", foreign denominated monetary assets and liabilities are translated into United States dollars at rates of exchange in effect at the balance sheet date. Non-monetary items, including equity, are translated at the historical rate of exchange. Revenues and expenses are translated at the average rates of exchange during the year. During the year ended July 31, 2012, the company had immaterial translation loss due to cash translation which was deemed to be irrelevant.

F-8

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FORM 10-K Annual Report July 31 2012 Page 23 of 37

Future Energy Corp.
(An Exploration Stage Company)
Notes to the Financial Statements

3. Summary of Significant Accounting Policies (continued)

h) Loss per Share

The Company computes net loss per share in accordance with ASC 740 "Earnings per Share". ASC 260 requires presentation of both basic and diluted earnings per share ("EPS") on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period including stock options, using the treasury stock method, and convertible preferred stock, using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential common shares if their effect is anti-dilutive. Basic and diluted earnings per share for the year ended July 31, 2012 are the same as any incremental common stock equivalent would be anti-dilutive.

i) Income Taxes

The Company accounts for income taxes using the asset and liability approach. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the mounts expected to be realized

j) Revenue Recognition

The Company uses the sales method to account for sales of crude oil and natural gas. Under this method, revenues are recognized based on actual volumes of oil and gas sold to purchasers. The volumes sold may differ from the volumes to which the Company is entitled based on the interest in the properties. These differences create imbalances which are recognized as a liability only when the imbalance exceeds the estimate of remaining reserves. We had no production, limited revenue and no imbalances as of July 31, 2011. Costs associated with production are expensed in the period incurred.

k) Recent Accounting Pronouncements

We do not expect the adoption of recently issued accounting pronouncements to have a significant impact on our results of operations, financial position or cash flow.

4. Oil Well Properties

On July 25, 2010, the Company entered into an agreement with an unrelated third party (Tim Cooksey Oil, LLC) to purchase a 1.57% working interest in unproved property located in Franklin County, Illinois for $25,000.

On December 17, 2010, the Company purchased a 3% working interest in unproved property located in Franklin County, Illinois for $25,000.

F-9

http://www.sec.gov/Archives/edgar/data/1504464/000107878212002759/f10k073112_10k.htm 3/25/2013

FORM 10-K Annual Report July 31 2012 Page 24 of 37

Future Energy Corp.
(An Exploration Stage Company)
Notes to the Financial Statements

5. Promissory Note – Related Party

On December 8, 2010, the Company entered into an unsecured promissory note with the President of the Company whereby the Company borrowed $25,000. The note is interest bearing at 2% per annum commencing December 8, 2010, and repayable on December 8, 2012.

On May 16, 2011, the Company entered into an unsecured promissory note with the President of the Company whereby the Company borrowed $5,000. The note is interest bearing at the rate of Royal Bank of Canada prime Interest rate plus 2% per annum commencing May 16, 2011, and repayable on May 16, 2012

On July 13, 2011, the Company entered into an unsecured promissory note with the President of the Company whereby the Company borrowed $10,000. The note is interest bearing at the rate of Royal Bank of Canada prime Interest rate plus 2% per annum commencing July 13, 2011, and repayable on July 13, 2012

On December 14, 2011, the Company entered into an unsecured promissory note with the President of the Company whereby the Company borrowed $10,000. The note is interest bearing at the rate of Royal Bank of Canada prime interest rate plus 2% per annum commencing December 14, 2011, and repayable on December 14, 2012.

On April 23, 2012, the Company entered into an unsecured promissory note with the President of the Company whereby the Company borrowed $5,000. The note is interest bearing at the rate of Royal Bank of Canada prime interest rate plus 2% per annum commencing April 23, 2012, and repayable on April 23, 2013.

On July 8, 2012, the Company entered into an unsecured promissory note with the President of the Company whereby the Company borrowed $9,500. The note is interest bearing at the rate of Royal Bank of Canada prime interest rate plus 2% per annum commencing July 8, 2012, and repayable on July 8, 2013.

6. Other Related Party Transactions

a) As at July 31, 2012, the Company was indebted to the President of the Company in the amount of $516, which is non-interest bearing, unsecured, and due on demand.
b) Our principal executive office space is provided by the President at no cost to the Company.

7. Income Taxes

The Company uses the asset and liability method of accounting for deferred income taxes wherein deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and income tax reporting purposes at rates expected to be in effect when the differences are realized. During fiscal 2012, the Company incurred net losses and therefore has no current tax liability. The net deferred tax asset generated by the Company's net operating loss carry-forwards has been fully reserved. The cumulative net operating loss carry-forward is approximately $100,042 as at July 31, 2012. Under current tax laws, the net operating loss is set to expire on July 31, 2032.

At July31, 2012 and July 31, 2012, deferred tax assets consisted of the following:

	2012	2011
Deferred tax assets	34,014	15,535
Less: valuation allowance	(34,014)	(15,535)
Net deferred tax assets	-	-

F-10

http://www.sec.gov/Archives/edgar/data/1504464/000107878212002759/f10k073112_10k.htm 3/25/2013

FORM 10-K Annual Report July 31 2012 Page 25 of 37

Future Energy Corp.
(An Exploration Stage Company)
Notes to the Financial Statements

8. Common Stock and warrants

On June 4, 2012, the Company filed with the Secretary of State of Nevada a Certificate of Change to its Articles of Incorporation (the "Certificate of Change"). As a result of the Certificate of Change, the Company has: (i) increased the authorized number of shares of common stock to five hundred million (500,000,000), with a par value of $0.001 per share and increased the authorized number of shares of preferred stock to two hundred million (200,000,000), with a par value of $0.001 per share, and (ii) effectuated a 12-for-1 forward split (the "Forward Split") of the issued and outstanding shares of common stock of the Company for all shareholders of record on the close of business on May 25, 2012. We have accounted for the stock split retroactively and have updated the outstanding common shares on the balance sheet.

On July 11, 2012, the company issued 42,385,500 units at $0.01 per share for total proceeds of $423,855. Each unit consists of one common share and one fourth of one common shares warrant exercisable at $0.50 and one half of a common share warrant with an exercise price of $1.00. Of the total proceeds, the company received $5,000 subsequent to year-end. The company has shown subscription receivable as current asset on balance sheet.

Warrants

The Company issued 31,789,125 warrants in conjunction with the issuance of shares. The warrants had an aggregate intrinsic value of $0 at July 31, 2012.

The following is the summary of warrant transactions for the year ended July 31, 2012:

	Number	Weighted Average Exercise Price
Outstanding at July 31, 2011	-	-
Issued	31,789,125	$0.83
Exercised	-	-
Expired	-	-
Outstanding at July 31, 2012	31,789,125	$0.83

The warrants that are issued, outstanding, and exercisable as of July 31, 2012 are as follows:

Number of Warrants	Exercise Price	Expiration Date
10,596,375	$ 0.50	July 31,2014
21,192,750	$1.00	July 31,2014

9. Subsequent Event

On August 17, 2012, the company issued a note receivable for a total of $50,000 to third party, payable after one year from the issuance date. The note accrues interest at prime rate of Canada plus 2% interest rate.

On October 1, 2012, the company issued a note receivable for a total of $50,000 to third party, payable after one year from the issuance date. The note accrues interest at prime rate of Canada plus 2% interest rate.

F-11

http://www.sec.gov/Archives/edgar/data/1504464/000107878212002759/f10k073112_10k.htm 3/25/2013

SCHEDULE D

TO THE SHARE EXCHANGE AGREEMENT DATED FOR REFERENCE MARCH 25, 2013 AMONG FEC, EXCHANGECO, MJM AND THE SELLING SHAREHOLDERS

Material Agreements of MJM

Shareholders’ Agreement dated October 1, 2011 among MarilynJean Media Inc. and the shareholders thereof.

Loan Agreement dated April 17, 2012 between Mountain Equity, Corp. and MJM, whereby Mountain Equity, Corp. agreed to make available a secured loan to MJM in the principal amount of CDN$25,767.42.

Promissory Note dated May 28, 2012 to Chester Ku in the principal amount of CDN$23,980.

Loan Agreement dated August 17, 2012 between FEC and MJM, whereby FEC agreed to make available a secured loan to MJM in the principal amount of US$50,000.

Consulting Agreement dated October 1, 2012 with Filip Stoj.

Consulting Agreement dated October 1, 2012 with Jason Carvalho.

Loan Agreement dated October 1, 2012 between FEC and MJM, whereby FEC agreed to make available a secured loan in the principal amount of US$50,000.

Promissory Note dated December 7, 2012 to Chester Ku in the principal amount of CDN$10,000.

SCHEDULE E

TO THE SHARE EXCHANGE AGREEMENT DATED FOR REFERENCE MARCH 25, 2013 AMONG FEC, EXCHANGECO, MJM AND THE SELLING SHAREHOLDERS

Real Property of MJM

None.

SCHEDULE F

TO THE SHARE EXCHANGE AGREEMENT DATED FOR REFERENCE MARCH 25, 2013 AMONG FEC, EXCHANGECO, MJM AND THE SELLING SHAREHOLDERS

Encumbrances on MJM’s Assets

Security interests granted pursuant to the Loan Agreement dated April 17, 2012 between Mountain Equity, Corp. and MJM, whereby Mountain Equity, Corp. agreed to make available a secured loan to MJM in the principal amount of CDN$25,767.42.

Security interests granted pursuant to the Loan Agreement dated August 17, 2012 between FEC and MJM, whereby FEC agreed to make available a secured loan to MJM in the principal amount of US$50,000.

Security interests granted pursuant to the Loan Agreement dated October 1, 2012 between FEC and MJM, whereby FEC agreed to make available a secured loan in the principal amount of US$50,000.

SCHEDULE G

TO THE SHARE EXCHANGE AGREEMENT DATED FOR REFERENCE MARCH 25, 2013 AMONG FEC, EXCHANGECO, MJM AND THE SELLING SHAREHOLDERS

Intellectual Property of MJM

Domain name of MJM – www.marilynjean.com and www.marilynjean.ca

SCHEDULE H

TO THE SHARE EXCHANGE AGREEMENT DATED FOR REFERENCE MARCH 25, 2013 AMONG FEC, EXCHANGECO, MJM AND THE SELLING SHAREHOLDERS

Form of Voting and Exchange Trust Agreement

VOTING AND EXCHANGE TRUST AGREEMENT

THIS AGREEMENT is dated for reference _________________, 2013.

AMONG:

MARILYNJEAN HOLDINGS INC., a corporation existing under the laws of British Columbia (“ExchangeCo”)

AND

FUTURE ENERGY CORP., a corporation existing under the laws of the State of Nevada (“Parent”)

AND

CHESTER KU, a business person resident in the Province of British Columbia (“Trustee”)

WHEREAS:

A.

Pursuant to a share exchange agreement (the “Share Exchange Agreement”) dated for reference March 25, 2013 among Parent, ExchangeCo, MarilynJean Media Inc. (the “Company”) and the shareholders of the Company, ExchangeCo has agreed to issue exchangeable shares (the “Exchangeable Shares”) to certain holders of common shares of the Company pursuant to the acquisition of common shares of the Company contemplated by the Share Exchange Agreement; and

B.

Pursuant to the Share Exchange Agreement, Parent and ExchangeCo have agreed to execute a voting and exchange trust agreement substantially in the form of this Agreement; and

THEREFORE in consideration of the respective covenants and agreements provided in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto covenant and agree as follows:

ARTICLE 1
DEFINITIONS AND INTERPRETATION

1.1

Definitions

In this Agreement, the following terms shall have the following meanings:

“Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession by another Person, directly or indirectly, of the power to direct or cause the direction of the management and policies of that first mentioned Person, whether through the ownership of voting securities, by contract or otherwise.

“Assignee” has the meaning ascribed to that term in Section 12.3.

“Authorized Person” has the meaning ascribed to that term in Section 6.16.

 “Automatic Exchange Rights” means the benefit of the obligation of Parent to effect the automatic exchange of Parent Common Shares for Exchangeable Shares pursuant to Section 5.13.

“Beneficiaries” means the registered holders from time to time of Exchangeable Shares, other than Parent and the Parent Affiliates.

“Beneficiary Votes” has the meaning ascribed to that term in Section 4.2.

“Board of Directors” means the Board of Directors of ExchangeCo or Parent, as the case may be.

“Business Day” means any day on which commercial banks are generally open for business in Vancouver, British Columbia, other than a Saturday, a Sunday or a day observed as a holiday in Vancouver, British Columbia under the laws of the Province of British Columbia or the federal laws of Canada.

“Canadian Dollar Equivalent” means, in respect of an amount expressed in a currency other than Canadian dollars (the “Foreign Currency Amount”) at any date, the product obtained by multiplying: (a) the Foreign Currency Amount, by (b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose.

“Current Market Price” means, in respect of a Parent Common Share on any date, the Canadian Dollar Equivalent of the average of the closing prices of Parent Common Shares during a period of 20 consecutive trading days ending not more than three trading days before such date on the OTC Bulletin Board, or, if the Parent Common Shares are not then quoted on the OTC Bulletin Board, on such other stock exchange or automated quotation system on which the Parent Common Shares are listed or quoted, as the case may be, as may be selected by the Board of Directors of Parent for such purpose; provided, however, that if in the opinion of the Board of Directors of Parent the public distribution or trading activity of Parent Common Shares during such period does not create a market which reflects the fair market value of a Parent Common Shares, then the Current Market Price of a Parent Common Share shall be determined by the Board of Directors of Parent, in good faith and in its sole discretion, and provided further that any such selection, opinion or determination by the Board of Directors of Parent shall be conclusive and binding.

“Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity.

“Exchange Right” has the meaning ascribed to that term in Section 5.1.

“Exchangeable Share” means a share in the class of non-voting exchangeable shares in the capital of ExchangeCo having the rights, privileges, restrictions and conditions set forth in the Exchangeable Share Provisions.

“Exchangeable Share Provisions” means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares as set forth in Schedule J of the Share Exchange Agreement.

“Exchangeable Share Support Agreement” means the exchangeable share support agreement dated for reference ______________, 2013 between ExchangeCo and Parent.

“Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, provincial, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal).

“Indemnified Parties” has the meaning ascribed to that term in Section 8.1.

“Insolvency Event” means the institution by ExchangeCo of any proceeding to be adjudicated a bankrupt or insolvent or to be wound up, or the consent of ExchangeCo to the institution of bankruptcy, insolvency or winding-up proceedings against ExchangeCo, or the filing of a petition, answer or consent seeking dissolution or winding-up under any bankruptcy, insolvency or analogous laws, including without limitation the Companies Creditors Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), and the failure by ExchangeCo to contest in good faith any such proceedings commenced in respect of ExchangeCo within 30 days of becoming aware thereof, or the consent by ExchangeCo to the filing of any such petition or to the appointment of a receiver, or the making by ExchangeCo of a general assignment for the benefit of creditors, or the admission in writing by ExchangeCo of its inability to pay its debts generally as they become due, or ExchangeCo not being permitted, pursuant to solvency requirements of applicable law, to redeem any Retracted Shares pursuant to Section 6.6 of the Exchangeable Share Provisions.

“Liquidation Call Right” has the meaning ascribed to that term in the Share Exchange Agreement.

“Liquidation Event” has the meaning ascribed to that term in Section 5.13(b).

“Liquidation Event Effective Date” has the meaning ascribed to that term in Section 5.13(c).

“List” has the meaning ascribed to that term in Section 4.6.

“Officer’s Certificate” means, with respect to Parent or ExchangeCo, as the case may be, a certificate signed by any one of the authorized signatories of Parent or ExchangeCo, as the case may be.

“Parent Affiliates” means Affiliates of Parent.

“Parent Common Share” means a share of common stock, par value U.S. $0.001 per share, in the capital of Parent, and any other security into which such share may be changed.

“Parent Consent” has the meaning ascribed to that term in Section 4.2.

“Parent Meeting” has the meaning ascribed to that term in Section 4.2.

“Parent Special Voting Shares” means the shares of special voting stock of Parent, par value U.S.$0.001 outstanding from time to time, the shares of which entitle the holder of record to an equal number of votes of Parent Common Shares on a one Parent Special Voting Share for one Parent Common Share basis at meetings of holders of Parent Common Shares which number of Parent Special Voting Shares shall be equal to the number of Exchangeable Shares issued and outstanding from time to time (other than Exchangeable Shares held by Parent and Parent Affiliates).

“Parent Successor” has the meaning ascribed to that term in Section 10.1.

“Person” means any individual, Entity or Governmental Body.

“Redemption Call Right” has the meaning ascribed to that term in the Share Exchange Agreement.

“Retracted Shares” has the meaning ascribed to that term in Section 5.7.

“Retraction Call Right” has the meaning ascribed to that term in the Exchangeable Share Provisions.

“Share Exchange Agreement” means the agreement dated for reference March 25, 2013 among Parent, ExchangeCo and the Company and certain shareholders of the Company, as amended, supplemented and/or restated in accordance therewith, providing for, among other things, the acquisition of common shares of the Company.

“Trust” means the trust created by this Agreement.

“Trust Estate” means the Parent Special Voting Shares, any other securities, the Exchange Right, the Automatic Exchange Rights and any money or other property which may be held by Trustee from time to time pursuant to this trust agreement.

“Trustee” means Chester Ku, or such other Person or other Entity that Parent and the Company choose and, subject to the provisions of Article 9, includes any successor trust company.

“Voting Rights” means the voting rights attached to the Parent Special Voting Shares as set forth in Article 4.

1.2

Interpretation Not Affected by Headings, etc.

The division of this Agreement into Articles, Sections and other portions and the insertion of headings are for convenience of reference only and should not affect the construction or interpretation of this Agreement. Unless otherwise indicated, all references to an “Article” or “Section” followed by a number and/or a letter refer to the specified Article or Section of this Agreement. The terms “this Agreement”, “hereof”, “herein” and “hereunder” and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

1.3

Number, Gender, etc.

Words importing the singular number only shall include the plural and vice versa. Words importing any gender shall include all genders.

1.4

Date for any Action

If any date on which any action is required to be taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

ARTICLE 2
PURPOSE OF AGREEMENT

2.1

Establishment of Trust

The purpose of this Agreement is to create the Trust for the benefit of the Beneficiaries, as herein provided. Trustee will hold the Parent Special Voting Shares in order to enable Trustee to execute the Voting Rights and will hold the Exchange Right and the Automatic Exchange Rights in order to enable Trustee to exercise such rights, in each case as Trustee for and on behalf of the Beneficiaries as provided in this Agreement.

ARTICLE 3
PARENT SPECIAL VOTING SHARES

3.1

Issue and Ownership of the Parent Special Voting Shares

Parent hereby issues to and deposits with Trustee, the Parent Special Voting Shares to be hereafter held of record by Trustee as Trustee for and on behalf of, and for the use and benefit of, the Beneficiaries and in accordance with the provisions of this Agreement. Parent hereby acknowledges receipt from Trustee as Trustee for and on behalf of the Beneficiaries of good and valuable consideration (and the adequacy thereof) for the issuance of the Parent Special Voting Shares by Parent to Trustee. During the term of the Trust and subject to the terms and conditions of this Agreement, Trustee shall possess and be vested with full legal ownership of the Parent Special Voting Shares and shall be entitled to exercise all of the rights and powers of an owner with respect to the Parent Special Voting Shares provided that Trustee shall:

(a)

hold the Parent Special Voting Shares and the legal title thereto as Trustee solely for the use and benefit of the Beneficiaries in accordance with the provisions of this Agreement; and

(b)

except as specifically authorized by this Agreement, have no power or authority to sell, transfer, vote or otherwise deal in or with the Parent Special Voting Shares and the Parent Special Voting Shares shall not be used or disposed of by Trustee for any purpose other than the purposes for which this Trust is created pursuant to this Agreement.

3.2

Legended Share Certificates

ExchangeCo will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Beneficiaries of their right to instruct Trustee with respect to the exercise of the Voting Rights in respect of the Exchangeable Shares of the Beneficiaries.

3.3

Safe Keeping of Certificate

The certificate representing the Parent Special Voting Shares shall at all times be held in safe keeping by Trustee or its duly authorized agent.

ARTICLE 4
EXERCISE OF VOTING RIGHTS

4.1

Voting Rights

Trustee, as the holder of record of the Parent Special Voting Shares, shall be entitled to vote in person or by proxy the Parent Special Voting Shares on any matters, questions, proposals or propositions whatsoever that may properly come before the holders of Parent Common Shares at a Parent Meeting or in connection with a Parent Consent. The Voting Rights shall be and remain vested in and exercised by Trustee. Subject to Section 6.14:

(a)

Trustee shall exercise the Voting Rights only on the basis of instructions received in accordance with this Article 4 from Beneficiaries entitled to instruct Trustee as to the voting thereof at the time at which the Parent Meeting is held or a Parent Consent is sought; and

(b)

to the extent that no instructions are received from a Beneficiary with respect to the Voting Rights to which such Beneficiary is entitled, Trustee shall not exercise or permit the exercise of such Voting Rights.

4.2

Number of Votes

With respect to all meetings of stockholders of Parent at which holders of Parent Common Shares are entitled to vote (each, a “Parent Meeting”) and with respect to all written consents sought by Parent from its stockholders including the holders of Parent Common Shares (each, a “Parent Consent”), each Beneficiary shall be entitled to instruct Trustee to cast and exercise one of the votes comprised in the Voting Rights for each Exchangeable Share owned of record by such Beneficiary on the record date established by Parent or by applicable law for such Parent Meeting or Parent Consent, as the case may be (the “Beneficiary Votes”), in respect of each matter, question, proposal or proposition to be voted on at such Parent Meeting or in connection with such Parent Consent.

4.3

Mailings to Stockholders

With respect to each Parent Meeting and Parent Consent, Trustee will mail or cause to be mailed (or otherwise communicate in the same manner as Parent utilizes in communications to holders of Parent Common Shares subject to Trustee being advised in writing of that method and its ability to provide that method of communication) to each of the Beneficiaries named in the List referred to in Section 4.6, the following materials (such mailing or communication to commence on the same day as the mailing (or other communication) is commenced by Parent to its stockholders or, if later, promptly after receipt by Trustee of such materials):

(a)

a copy of the notice of such Parent Meeting or such Parent Consent, together with any related materials to be provided to stockholders of Parent;

(b)

a statement that such Beneficiary is entitled to instruct Trustee as to the exercise of the Beneficiary Votes with respect to such Parent Meeting or Parent Consent or, pursuant to Section 4.7, to attend such Parent Meeting and to exercise personally the Beneficiary Votes thereat;

(c)

a statement as to the manner in which such instructions may be given to Trustee, including an express indication that instructions may be given to Trustee to give:

(i)

a proxy to such Beneficiary or his designee to exercise personally the Beneficiary Votes; or

(ii)

a proxy to a designated agent or other representative of the management of Parent to exercise such Beneficiary Votes;

(d)

a statement that if no such instructions are received from the Beneficiary, the Beneficiary Votes to which such Beneficiary is entitled will not be exercised;

(e)

a form of direction whereby the Beneficiary may instruct Trustee as to voting and otherwise as contemplated herein; and

(f)

a statement of the time and date by which such instructions must be received by Trustee in order to be binding upon it, which, in the case of a Parent Meeting, shall be not later than the close of business on the second Business Day prior to such meeting, and of the method for revoking or amending such instructions.

For the purpose of determining Beneficiary Votes to which a Beneficiary is entitled in respect of any Parent Meeting or Parent Consent, the number of Exchangeable Shares owned of record by the Beneficiary shall be determined at the close of business on the record date established by Parent or by applicable law for purposes of determining stockholders entitled to vote at such Parent Meeting or sign such Parent Consent. Parent will notify Trustee of any decision of the Board of Directors of Parent with respect to the calling of any Parent Meeting or with respect to the seeking of any Parent Consent and shall provide all necessary information and materials to Trustee in each case promptly and in any event in sufficient time to enable Trustee to perform its obligations contemplated by this Section 4.3.

4.4

Copies of Stockholder Information

Parent will deliver to Trustee copies of all proxy materials (including notices of Parent Meetings but excluding proxies to vote Parent Common Shares), information statements, reports (including without limitation, all interim and annual financial statements) and other written communications that, in each case, are to be distributed from time to time to holders of Parent Common Shares in sufficient quantities and in sufficient time so as to enable Trustee to send those materials to each Beneficiary at the same time as such materials are first sent to holders of Parent Common Shares. Trustee will mail or otherwise send to each Beneficiary, at the expense of Parent, copies of all such materials (and all materials specifically directed to the Beneficiaries or to Trustee for the benefit of the Beneficiaries by Parent) received by Trustee from Parent and will use its best efforts to mail or otherwise send such materials contemporaneously with the sending by Parent or its designee of such materials to holders of Parent Common Shares. Trustee will also make available for inspection by any Beneficiary at Trustee’s principal corporate trust office in the City of Vancouver during the regular business hours of Trustee all proxy materials, information statements, reports and other written communications that are:

(a)

received by Trustee as the registered holder of the Parent Special Voting Shares and made available by Parent generally to the holders of Parent Common Shares; or

(b)

specifically directed to the Beneficiaries or to Trustee for the benefit of the Beneficiaries by Parent.

4.5

Other Materials

As soon as reasonably practicable after receipt by Parent or stockholders of Parent (if such receipt is known by Parent) of any material sent or given by or on behalf of a third party to holders of Parent Common Shares generally, including without limitation, dissident proxy and information circulars (and related information and material) and tender and exchange offer circulars (and related information and material), Parent shall use its reasonable efforts to obtain and deliver to Trustee copies thereof in sufficient quantities so as to enable Trustee to forward such material (unless the same has been provided directly to Beneficiaries by such third party) to each Beneficiary as soon as possible thereafter. As soon as reasonably practicable after receipt thereof, Trustee will mail or otherwise send to each Beneficiary, at the expense of Parent, copies of all such materials received by Trustee from Parent. Trustee will also make available for inspection by any Beneficiary at Trustee’s principal corporate trust office in the City of Vancouver during the regular business hours of Trustee copies of all such materials.

4.6

List of Persons Entitled to Vote

ExchangeCo shall, (a) prior to each annual general and special Parent Meeting or the seeking of any Parent Consent and (b) forthwith upon each request made at any time by Trustee in writing, prepare or cause to be prepared a list (a “List”) of the names and addresses of the Beneficiaries arranged in alphabetical order (and, if requested, arranged by jurisdiction of residence) and showing the number of Exchangeable Shares held of record by each such Beneficiary, in each case at the close of business on the date specified by Trustee in such request or, in the case of a List prepared in connection with a Parent Meeting or a Parent Consent, at the close of business on the record date established by Parent or pursuant to applicable law for determining the holders of Parent Common Shares entitled to receive notice of and/or to vote at such Parent Meeting or to give consent in connection with such Parent Consent. Each such List shall be delivered to Trustee promptly after receipt by ExchangeCo of such request or the record date for such meeting or seeking of consent, as the case may be, and in any event within sufficient time to enable Trustee to perform its obligations under this Agreement. Parent agrees to give ExchangeCo notice (with a copy to Trustee) of the calling of any Parent Meeting or the seeking of any Parent Consent, together with the record dates therefor, sufficiently prior to the date of the calling of such meeting or seeking of such consent so as to enable ExchangeCo to perform its obligations under this Section 4.6.  Parent, in consultation with Exchangeco and the Trustee, shall maintain the share registry for the Parent Special Voting Shares and undertake all acts and execute all documents that are necessary to adjust the number of Parent Special Voting Shares so that, at all times, the number of Parent Special Voting Shares issued and outstanding is equal to the number of Exchangeable Shares issued and outstanding from time to time.

4.7

Entitlement to Direct Votes

Any Beneficiary named in a List prepared in connection with any Parent Meeting or Parent Consent will be entitled (a) to instruct Trustee in the manner described in Section 4.3 with respect to the exercise of the Beneficiary Votes to which such Beneficiary is entitled or (b) to attend such meeting and personally exercise thereat, as the proxy of Trustee, the Beneficiary Votes to which such Beneficiary is entitled.

4.8

Voting by Trustee, and Attendance of Trustee Representative at Meeting

(a)

In connection with each Parent Meeting and Parent Consent, Trustee shall exercise, either in person or by proxy, in accordance with the instructions received from a Beneficiary pursuant to Section 4.3, the Beneficiary Votes as to which such Beneficiary is entitled to direct the vote (or any lesser number thereof as may be set forth in the instructions); provided, however, that such written instructions are received by Trustee from the Beneficiary prior to the time and date fixed by Trustee for receipt of such instruction in the notice given by Trustee to the Beneficiary pursuant to Section 4.3.

(b)

Subject to the timely receipt of instructions as contemplated in Section 4.3(f), Trustee shall cause a representative who is empowered by it to sign and deliver, on behalf of Trustee, proxies for Voting Rights to attend each Parent Meeting. Upon submission by a Beneficiary (or its designee) of identification satisfactory to Trustee’s representative, and at the Beneficiary’s request, such representative shall sign and deliver to such Beneficiary (or its designee) a proxy to exercise personally the Beneficiary Votes as to which such Beneficiary is otherwise entitled hereunder to direct the vote, if such Beneficiary either (i) has not previously given Trustee instructions pursuant to Section 4.3 in respect of such meeting or (ii) submits to such representative written revocation of any such previous instructions. At such meeting, the Beneficiary exercising such Beneficiary Votes shall have the same rights as Trustee to speak at the meeting in favour of any matter, question, proposal or proposition, to vote by way of ballot at the meeting in respect of any matter, question, proposal or proposition, and to vote at such meeting by way of a show of hands in respect of any matter, question or proposition.

4.9

Distribution of Written Materials

Any written materials distributed by Trustee pursuant to this Agreement shall be sent by mail (or otherwise communicated in the same manner as Parent utilizes in communications to holders of Parent Common Shares subject to Trustee being advised in writing of that method of communication and its ability to provide that method of communication) to each Beneficiary at its address as shown on the books of ExchangeCo. ExchangeCo shall provide or cause to be provided to Trustee for this purpose, on a timely basis and without charge or other expense:

(a)

a current List; and

(b)

upon the request of Trustee, mailing labels to enable Trustee to carry out its duties under this Agreement.

4.10

Termination of Voting Rights

All of the rights of a Beneficiary with respect to the Beneficiary Votes exercisable in respect of the Exchangeable Shares held by such Beneficiary, including the right to instruct Trustee as to the voting of or to vote personally such Beneficiary Votes, shall be deemed to be surrendered by the Beneficiary to Parent, and such Beneficiary Votes and the Voting Rights represented thereby shall cease immediately upon the delivery by such holder to Trustee of the certificates representing such Exchangeable Shares in connection with the exercise by the Beneficiary of the Exchange Right or the occurrence of the automatic exchange of Exchangeable Shares for Parent Common Shares, as specified in Article 5 (unless, in either case, Parent shall not have delivered the requisite Parent Common Shares issuable in exchange for the Exchangeable Shares to Trustee for delivery to the Beneficiaries), or upon the redemption of Exchangeable Shares pursuant to Article 6 or 7 of the Exchangeable Share Provisions, or upon the effective date of the liquidation, dissolution or winding-up of ExchangeCo pursuant to Article 5 of the Exchangeable Share Provisions, or upon the purchase of Exchangeable Shares from the holder thereof by ExchangeCo pursuant to the exercise by ExchangeCo of the Retraction Call Right, the Redemption Call Right or the Liquidation Call Right.

ARTICLE 5
EXCHANGE RIGHT AND AUTOMATIC EXCHANGE

5.1

Grant and Ownership of the Exchange Right

Parent hereby grants to Trustee as Trustee for and on behalf of, and for the use and benefit of, the Beneficiaries the right (the “Exchange Right”), exercisable upon the occurrence and during the continuance of an Insolvency Event, to require Parent to purchase from each or any Beneficiary all or any part of the Exchangeable Shares held by the Beneficiary and the Automatic Exchange Rights, all in accordance with the provisions of this Agreement. Parent hereby acknowledges receipt from Trustee as Trustee for and on behalf of the Beneficiaries of good and valuable consideration (and the adequacy thereof) for the grant of the Exchange Right and the Automatic Exchange Rights by Parent to Trustee. During the term of the Trust and subject to the terms and conditions of this Agreement, Trustee shall possess and be vested with full legal ownership of the Exchange Right and the Automatic Exchange Rights and shall be entitled to exercise all of the rights and powers of an owner with respect to the Exchange Right and the Automatic Exchange Rights, provided that Trustee shall:

(a)

hold the Exchange Right and the Automatic Exchange Rights and the legal title thereto as Trustee solely for the use and benefit of the Beneficiaries in accordance with the provisions of this Agreement; and

(b)

except as specifically authorized by this Agreement, have no power or authority to exercise or otherwise deal in or with the Exchange Right or the Automatic Exchange Rights, and Trustee shall not exercise any such rights for any purpose other than the purposes for which the Trust is created pursuant to this Agreement.

5.2

Legended Share Certificates

ExchangeCo will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Beneficiaries of:

(a)

their right to instruct Trustee with respect to the exercise of the Exchange Right in respect of the Exchangeable Shares held by a Beneficiary;

(b)

the Automatic Exchange Rights; and

(c)

any additional rights or restrictions required under applicable laws.

5.3

General Exercise of Exchange Right

The Exchange Right shall be and remain vested in and exercisable by Trustee. Subject to Section 6.14, Trustee shall exercise the Exchange Right only on the basis of instructions received pursuant to this Article 5 from Beneficiaries entitled to instruct Trustee as to the exercise thereof. To the extent that no instructions are received from a Beneficiary with respect to the Exchange Right, Trustee shall not exercise or permit the exercise of the Exchange Right.

5.4

Purchase Price

The purchase price payable by Parent for each Exchangeable Share to be purchased by Parent under the Exchange Right shall be an amount per share equal to (a) the Current Market Price of a Parent Common Share on the last Business Day prior to the day of closing of the purchase and sale of such Exchangeable Share under the Exchange Right, which shall be satisfied in full by Parent causing to be sent to such holder one Parent Common Share; plus (b) to the extent not paid by ExchangeCo, an additional amount equivalent to the full amount of all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the closing of the purchase and sale. In connection with each exercise of the Exchange Right, Parent shall provide to Trustee an Officer’s Certificate setting forth the calculation of the purchase price for each Exchangeable Share. The purchase price for each such Exchangeable Share so purchased may be satisfied only by Parent issuing and delivering or causing to be delivered to Trustee, on behalf of the relevant Beneficiary, one Parent Common Share and on the applicable payment date a cheque for the balance, if any, of the purchase price without interest (but less any amounts withheld pursuant to Section 5.14).

5.5

Exercise Instructions

Subject to the terms and conditions herein set forth, a Beneficiary shall be entitled, upon the occurrence and during the continuance of an Insolvency Event, to instruct Trustee to exercise the Exchange Right with respect to all or any part of the Exchangeable Shares registered in the name of such Beneficiary on the books of ExchangeCo. To cause the exercise of the Exchange Right by Trustee, the Beneficiary shall deliver to Trustee, in person or by certified or registered mail, at its principal corporate trust office in Vancouver, British Columbia or at such other places in Canada as Trustee may from time to time designate by written notice to the Beneficiaries, the certificates representing the Exchangeable Shares which such Beneficiary desires Parent to purchase, duly endorsed in blank for transfer, and accompanied by such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under applicable laws and the constating documents of ExchangeCo and such additional documents and instruments as Trustee, Parent or ExchangeCo may reasonably require together with (a) a duly completed form of notice of exercise of the Exchange Right, contained on the reverse of or attached to the Exchangeable Share certificates, stating (i) that the Beneficiary thereby instructs Trustee to exercise the Exchange Right so as to require Parent to purchase from the Beneficiary the number of Exchangeable Shares specified therein, (ii) that such Beneficiary has good title to and owns all such Exchangeable Shares to be acquired by Parent free and clear of all liens, claims, security interests, adverse claims and encumbrances, (iii) the names in which the certificates representing Parent Common Shares issuable in connection with the exercise of the Exchange Right are to be issued, and (iv) the names and addresses of the Persons to whom such new certificates should be delivered; and (b) payment (or evidence satisfactory to Trustee, ExchangeCo and Parent of payment) of the taxes (if any) payable as contemplated by Section 5.8 of this Agreement. If only a part of the Exchangeable Shares represented by any certificate or certificates delivered to Trustee are to be purchased by Parent under the Exchange Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of ExchangeCo.

5.6

Delivery of Parent Common Shares; Effect of Exercise

Promptly after receipt of the certificates representing the Exchangeable Shares which the Beneficiary desires Parent to purchase under the Exchange Right, together with such documents and instruments of transfer and a duly completed form of notice of exercise of the Exchange Right (and payment of taxes, if any, payable as contemplated by Section 5.8 or evidence thereof), duly endorsed for transfer to Parent, Trustee shall notify Parent and ExchangeCo of its receipt of the same, which notice to Parent and ExchangeCo shall constitute exercise of the Exchange Right by Trustee on behalf of the holder of such Exchangeable Shares, and Parent shall promptly thereafter deliver or cause to be delivered to Trustee, for delivery to the Beneficiary of such Exchangeable Shares (or to such other Persons, if any, properly designated by such Beneficiary) the number of Parent Common Shares issuable in connection with the exercise of the Exchange Right, and on the applicable payment date cheques for the balance, if any, of the total purchase price therefor without interest (but less any amounts withheld pursuant to Section 5.14; provided, however, that no such delivery shall be made unless and until the Beneficiary requesting the same shall have paid (or provided evidence satisfactory to Trustee, ExchangeCo and Parent of the payment of) the taxes (if any) payable as contemplated by Section 5.8 of this Agreement. Immediately upon the giving of notice by Trustee to Parent and ExchangeCo of the exercise of the Exchange Right as provided in this Section 5.6, the closing of the transaction of purchase and sale contemplated by the Exchange Right shall be deemed to have occurred and the holder of such Exchangeable Shares shall be deemed to have transferred to Parent all of such holder’s right, title and interest in and to such Exchangeable Shares shall cease to be a holder of such Exchangeable Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total purchase price for those Exchangeable Shares (together with a cheque for the balance, if any, of the total purchase price therefor without interest (but less any amounts withheld pursuant to Section 5.14), unless the requisite number of Parent Common Shares is not allotted, issued and delivered by Parent to Trustee within five Business Days of the date of the giving of such notice by Trustee and cheque for the balance, if any, of the total purchase price for such Exchangeable Shares is not issued and delivered to Trustee on the applicable payment date, in which case the rights of the Beneficiary shall remain unaffected until such Parent Common Shares are so allotted, issued and delivered by Parent and any such cheque is issued and delivered by Parent. Upon delivery by Parent to Trustee of such Parent Common Shares, Trustee shall deliver such Parent Common Shares to such Beneficiary (or to such other Persons, if any, properly designated by such Beneficiary). Concurrently with such Beneficiary ceasing to be a holder of Exchangeable Shares, the Beneficiary shall be considered and deemed for all purposes to be the holder of the Parent Common Shares delivered to it pursuant to the Exchange Right.  Upon the due exercise of the Exchange Right, and simultaneous with the delivery of the certificates evidencing the issuance of the Parent Common Shares, the Parent shall effect a corresponding adjustment to the Parent Special Voting Shares share registry to reduce the number of Parent Special Voting Shares equal to the number of Exchangeable Shares that are subject to such Exchange Right. Additionally, and in such circumstances, the Trustee and the Parent shall execute and deliver all ancillary documents necessary to effect the due return to treasury and cancellation of such Parent Special Voting Shares, including any return to treasury agreement and duly signed stock powers of attorney.

5.7

Exercise of Exchange Right Subsequent to Retraction

In the event that a Beneficiary has exercised its right under Article 6 of the Exchangeable Share Provisions to require ExchangeCo to redeem any or all of the Exchangeable Shares held by the Beneficiary (the “Retracted Shares”) and is notified by ExchangeCo pursuant to Section 6.6 of the Exchangeable Share Provisions that ExchangeCo will not be permitted as a result of solvency requirements of applicable law to redeem all such Retracted Shares, and provided that ExchangeCo shall not have exercised the Retraction Call Right with respect to the Retracted Shares and that the Beneficiary has not revoked the retraction request delivered by the Beneficiary to ExchangeCo pursuant to Section 6.1 of the Exchangeable Share Provisions, the retraction request will constitute and will be deemed to constitute notice from the Beneficiary to Trustee instructing Trustee to exercise the Exchange Right with respect to those Retracted Shares that ExchangeCo is unable to redeem. In any such event, ExchangeCo hereby agrees with Trustee and in favour of the Beneficiary to immediately notify Trustee of the prohibition against ExchangeCo redeeming all of the Retracted Shares and to promptly to forward or cause to be forwarded to Trustee all relevant materials delivered by the Beneficiary to ExchangeCo or to the transfer agent of the Exchangeable Shares (including without limitation, a copy of the retraction request delivered pursuant to Section 6.1 of the Exchangeable Share Provisions) in connection with such proposed redemption of the Retracted Shares and Trustee will thereupon exercise the Exchange Right with respect to the Retracted Shares that ExchangeCo is not permitted to redeem and will require Parent to purchase such shares in accordance with the provisions of this Article 5.

5.8

Stamp or Other Transfer Taxes

Upon any sale of Exchangeable Shares to Parent pursuant to the Exchange Right or the Automatic Exchange Rights, the share certificate or certificates representing Parent Common Shares to be delivered in connection with the payment of the total purchase price therefor shall be issued in the name of the Beneficiary of the Exchangeable Shares so sold or in such names as such Beneficiary may otherwise direct in writing without charge to the holder of the Exchangeable Shares so sold; provided, however, that such Beneficiary (a) shall pay (and none of Parent, ExchangeCo or Trustee shall be required to pay) any documentary, stamp, transfer or other taxes that may be payable in respect of any transfer involved in the issuance or delivery of such shares to a Person other than such Beneficiary or (b) shall have evidenced to the satisfaction of Trustee, Parent and ExchangeCo that such taxes, if any, have been paid.

5.9

Notice of Insolvency Event

As soon as practicable following the occurrence of an Insolvency Event or any event that with the giving of notice or the passage of time or both would be an Insolvency Event, ExchangeCo and Parent shall give written notice thereof to Trustee. As soon as practicable following the receipt of notice from ExchangeCo and Parent of the occurrence of an Insolvency Event, or upon Trustee becoming aware of an Insolvency Event, Trustee will mail to each Beneficiary, at the expense of Parent, a notice of such Insolvency Event, in the form provided by the Parent, which notice shall contain a brief statement of the rights of the Beneficiaries with respect to the Exchange Right.

5.10

Qualification of Parent Common Shares

Parent will in good faith expeditiously take all such reasonable actions and do all such reasonable things as are necessary or desirable to cause all Parent Common Shares to be delivered pursuant to the Exchange Right or the Automatic Exchange Rights to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which outstanding Parent Common Shares have been listed by Parent and remain listed and are quoted or posted for trading at such time.

5.11

Parent Common Shares

Parent hereby represents, warrants and covenants that the Parent Common Shares issuable as described herein will be duly authorized and validly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance.

5.12

Prohibition on Voluntary Liquidation

Parent covenants that it shall not take any action relating to a voluntary liquidation, dissolution or winding-up of ExchangeCo or its successors, prior to the Redemption Date (as defined in the Exchangeable Share Provisions) unless prior to such liquidation, dissolution or winding-up Parent shall have taken such actions to ensure that it is possible for holders of Exchangeable Shares to extend through to the Redemption Date (subject to the continuing effect of other provisions of this Agreement which may permit the redemption or other termination of the Exchangeable Shares prior to the Redemption Date) the deferral of any gain incurred by such holders that would otherwise have been recognized at the  closing of the transactions contemplated by the Share Exchange Agreement.

5.13

Automatic Exchange on Liquidation of Parent

(a)

Parent will give Trustee notice of each of the following events at the time set forth below:

(i)

in the event of any determination by the Board of Directors of Parent to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Parent or to effect any other distribution of assets of Parent among its shareholders for the purpose of winding up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution; and

(ii)

as soon as practicable following the earlier of (A) receipt by Parent of notice of, and (B) Parent otherwise becoming aware of, any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of Parent or to effect any other distribution of assets of Parent among its shareholders for the purpose of winding up its affairs, in each case where Parent has failed to contest in good faith any such proceeding commenced in respect of Parent within 30 days of becoming aware thereof.

(b)

As soon as practicable following receipt by Trustee from Parent of notice of any event (a “Liquidation Event”) contemplated by Section 5.13(a)(i) or 5.13(a)(ii) above, Trustee will give notice thereof to the Beneficiaries. Such notice shall include a brief description of the automatic exchange of Exchangeable Shares for Parent Common Shares provided for in Section 5.13(c).

(c)

In order that the Beneficiaries will be able to participate on a pro rata basis with the holders of Parent Common Shares in the distribution of assets of Parent in connection with a Liquidation Event, on the fifth Business Day prior to the effective date (the “Liquidation Event Effective Date”) of a Liquidation Event all of the then outstanding Exchangeable Shares shall be automatically exchanged for Parent Common Shares. To effect such automatic exchange, Parent shall purchase on the fifth Business Day prior to the Liquidation Event Effective Date each Exchangeable Share then outstanding and held by Beneficiaries, and each Beneficiary shall sell the Exchangeable Shares held by it at such time, for a total purchase price per share equal to (a) the Current Market Price of a Parent Common Share on the fifth Business Day prior to the Liquidation Event Effective Date, which shall be satisfied in full by Parent issuing to the Beneficiary one Parent Common Share, and (b) to the extent not paid by ExchangeCo, an additional amount equivalent to the full amount of all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the date of the exchange. In connection with such automatic exchange, Parent will provide to Trustee an Officer’s Certificate setting forth the calculation of the purchase price for each Exchangeable Share.

(d)

On the fifth Business Day prior to the Liquidation Event Effective Date, the closing of the transaction of purchase and sale contemplated by the automatic exchange of Exchangeable Shares for Parent Common Shares shall be deemed to have occurred, and each Beneficiary shall be deemed to have transferred to Parent all of the Beneficiary’s right, title and interest in and to such Beneficiary’s Exchangeable Shares and the related interest in the Trust Estate and shall cease to be a holder of such Exchangeable Shares and Parent shall issue to the Beneficiary the Parent Common Shares issuable upon the automatic exchange of Exchangeable Shares for Parent Common Shares and on the applicable payment date shall deliver to Trustee for delivery to the Beneficiary a cheque for the balance, if any, of the total purchase price for such Exchangeable Shares without interest but less any amounts withheld pursuant to Section 5.14. Concurrently with such Beneficiary ceasing to be a holder of Exchangeable Shares, the Beneficiary shall be considered and deemed for all purposes to be the holder of the Parent Common Shares issued pursuant to the automatic exchange of Exchangeable Shares for Parent Common Shares and the certificates held by the Beneficiary previously representing the Exchangeable Shares exchanged by the Beneficiary with Parent pursuant to such automatic exchange shall thereafter be deemed to represent Parent Common Shares issued to the Beneficiary by Parent pursuant to such automatic exchange. Upon the request of a Beneficiary and the surrender by the Beneficiary of Exchangeable Share certificates deemed to represent Parent Common Shares, duly endorsed in blank and accompanied by such instruments of transfer as Parent may reasonably require, Parent shall deliver or cause to be delivered to the Beneficiary certificates representing Parent Common Shares of which the Beneficiary is the holder.

5.14

Withholding Rights

Parent, ExchangeCo and Trustee shall be entitled to deduct and withhold from any consideration otherwise payable under this Agreement to any holder of Exchangeable Shares or Parent Common Shares such amounts as Parent, ExchangeCo or Trustee is required or permitted to deduct and withhold with respect to such payment under the Income Tax Act (Canada), the United States Internal Revenue Code of 1986 or any provision of provincial, state, local or foreign tax law, in each case as amended or succeeded. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes as having been paid to the holder of the shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required or permitted to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, Parent, ExchangeCo and Trustee are hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to Parent, ExchangeCo or Trustee, as the case may be, to enable it to comply with such deduction or withholding requirement and Parent, ExchangeCo or Trustee shall notify the holder thereof and remit to such holder any unapplied balance of the net proceeds of such sale. Prior to making any distribution to holders of Exchangeable Shares or Parent Common Shares, Parent or ExchangeCo, as the case may be, shall ensure that Trustee has access to sufficient funds (by directly providing, if necessary, such funds to Trustee) to enable Trustee to comply with any applicable withholding taxes in connection with such consideration. In carrying out its duties under this Section 5.14, Trustee may obtain the advice of and assistance from such experts as Trustee may reasonably consider necessary or advisable. If requested by Trustee, Parent shall retain such experts for providing such advice or assistance to Trustee.

ARTICLE 6
CONCERNING THE TRUSTEE

6.1

Powers and Duties of the Trustee

The rights, powers, duties and authorities of Trustee under this Agreement, in its capacity as Trustee of the Trust, shall include:

(a)

receipt and deposit of the Parent Special Voting Shares from Parent as Trustee for and on behalf of the Beneficiaries in accordance with the provisions of this Agreement;

(b)

granting proxies and distributing materials to Beneficiaries as provided in this Agreement;

(c)

voting the Beneficiary Votes in accordance with the provisions of this Agreement;

(d)

receiving the grant of the Exchange Right and the Automatic Exchange Rights from Parent as Trustee for and on behalf of the Beneficiaries in accordance with the provisions of this Agreement;

(e)

exercising the Exchange Right and enforcing the benefit of the Automatic Exchange Rights, in each case in accordance with the provisions of this Agreement, and in connection therewith receiving from Beneficiaries Exchangeable Shares and other requisite documents and distributing to such Beneficiaries Parent Common Shares and cheques, if any, to which such Beneficiaries are entitled upon the exercise of the Exchange Right or pursuant to the Automatic Exchange Rights, as the case may be;

(f)

holding title to the Trust Estate;

(g)

investing any moneys forming, from time to time, a part of the Trust Estate as provided in this trust agreement;

(h)

taking action at the written direction of a Beneficiary or Beneficiaries to enforce the obligations of Parent and ExchangeCo under this Agreement;

(i)

carrying out any actions and executing and delivering any documents necessary to reflect adjustments in the number of Parent Special Voting Shares that are issued and outstanding from time to time; and

(j)

taking such other actions and doing such other things as are specifically provided in this Agreement.

In the exercise of such rights, powers, duties and authorities Trustee shall have (and is granted) such incidental and additional rights, powers, duties and authority not in conflict with any of the provisions of this Agreement as Trustee, acting in good faith and in the reasonable exercise of its discretion, may deem necessary, appropriate or desirable to effect the purpose of the Trust. Any exercise of such discretionary rights, powers, duties and authorities by Trustee shall be final, conclusive and binding upon all Persons.

Trustee in exercising its rights, powers, duties and authorities hereunder shall act honestly and in good faith and with a view to the best interests of the Beneficiaries and shall exercise the care, diligence and skill that a reasonably prudent Trustee would exercise in comparable circumstances.

The duties and obligations of Trustee shall be determined by the provisions hereof and by the provisions of applicable law and accordingly, Trustee shall only be responsible for the performance of such duties and obligations as it has undertaken herein or as required by applicable law. Where the provision of documentation to Trustee is contemplated by this Agreement, Trustee shall retain the right not to act and shall be held not to be liable for refusing to act unless it has received such documentation in a clear and reasonable form that complies with the terms of this Agreement. Such documentation must not require the exercise of any discretion or independent judgment on the part of Trustee except as provided herein.

6.2

No Conflict of Interest

Except for any potential conflict arising from the Trustee being a holder of Exchangeable Shares, and which potential conflict the parties hereto expressly waive, Trustee represents to Parent and ExchangeCo that at the date of execution and delivery of this Agreement there exists no material conflict of interest in the role of Trustee as a fiduciary hereunder and the role of Trustee in any other capacity. Except for any conflict or potential conflict disclosed and waived above, Trustee shall, within 90 days after it becomes aware that such material conflict of interest exists, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Article 9. If, notwithstanding the foregoing provisions of this Section 6.2, Trustee has such a material conflict of interest, the validity and enforceability of this Agreement shall not be affected in any manner whatsoever by reason only of the existence of such material conflict of interest. If Trustee contravenes the foregoing provisions of this Section 6.2, any interested party may apply to the Supreme Court of British Columbia for an order that Trustee be replaced as Trustee hereunder.

6.3

Dealings with Transfer Agents, Registrars, etc.

Parent and ExchangeCo irrevocably authorize Trustee, from time to time, to:

(a)

consult, communicate and otherwise deal with the respective registrars and transfer agents, and with any such subsequent registrar or transfer agent, of the Exchangeable Shares and Parent Common Shares; and

(b)

requisition, from time to time, (i) from any such registrar or transfer agent any information readily available from the records maintained by it which Trustee may reasonably require for the discharge of its duties and responsibilities under this Agreement and (ii) from the transfer agent of Parent Common Shares, and any subsequent transfer agent of such shares, the share certificates issuable upon the exercise from time to time of the Exchange Right and pursuant to the Automatic Exchange Rights in the manner specified in Article 5 hereof.

Parent and ExchangeCo irrevocably authorize their respective registrars and transfer agents to comply with all such requests. Parent covenants that it will supply its transfer agent with duly executed share certificates for the purpose of completing the exercise from time to time of the Exchange Right and the Automatic Exchange Rights in each case pursuant to Article 5 hereof.

6.4

Books and Records

Trustee shall keep available for inspection by Parent and ExchangeCo at Trustee’s principal corporate trust office in Vancouver, British Columbia correct and complete books and records of account relating to the Trust created by this Agreement, including without limitation, all relevant data relating to mailings and instructions to and from Beneficiaries and all transactions pursuant to the Exchange Right and the Automatic Exchange Rights. On or before July 31, 2013, and on or before January 15 in every year thereafter, so long as the Parent Special Voting Shares are on deposit with Trustee, Trustee shall transmit to Parent and ExchangeCo a brief report, dated as of the preceding December 31, with respect to:

(a)

the property and funds comprising the Trust Estate as of that date;

(b)

the number of exercises of the Exchange Right, if any, and the aggregate number of Exchangeable Shares received by Trustee on behalf of Beneficiaries in consideration of the issuance by Parent of Parent Common Shares in connection with the Exchange Right, during the calendar year ended on such December 31; and

(c)

any action taken by Trustee in the performance of its duties under this Agreement which it had not previously reported.

6.5

Indemnification Prior to Certain Actions by Trustee

Trustee shall exercise any or all of the rights, duties, powers or authorities vested in it by this Agreement at the request, order or direction of any Beneficiary upon such Beneficiary furnishing to Trustee reasonable security, funding or indemnity, satisfactory to Trustee, acting reasonably, against the costs, expenses and liabilities which may be incurred by Trustee therein or thereby, provided that no Beneficiary shall be obligated to furnish to Trustee any such security, funding or indemnity in connection with the exercise by Trustee of any of its rights, duties, powers and authorities with respect to the Parent Special Voting Shares pursuant to Article 4, subject to Section 6.14, and with respect to the Exchange Right pursuant to Article 5, subject to Section 6.14, and with respect to the Automatic Exchange Rights pursuant to Article 5, subject to Section 6.14.

None of the provisions contained in this Agreement shall require Trustee to expend or risk its own funds or otherwise incur financial liability in the exercise of any of its rights, powers, duties, or authorities unless funded, given security or indemnified as aforesaid.

6.6

Action of Beneficiaries

No Beneficiary shall have the right to institute any action, suit or proceeding or to exercise any other remedy authorized by this Agreement for the purpose of enforcing any of its rights or for the execution of any trust or power hereunder unless the Beneficiary has requested Trustee to take or institute such action, suit or proceeding and furnished Trustee with the security, funding or indemnity referred to in Section 6.5 and Trustee shall have failed to act within a reasonable time thereafter. In such case, but not otherwise, the Beneficiary shall be entitled to take proceedings in any court of competent jurisdiction such as Trustee might have taken; it being understood and intended that no one or more Beneficiaries shall have any right in any manner whatsoever to affect, disturb or prejudice the rights hereby created by any such action, or to enforce any right hereunder or the Voting Rights, the Exchange Rights or the Automatic Exchange Rights except subject to the conditions and in the manner herein provided, and that all powers and trusts hereunder shall be exercised and all proceedings at law shall be instituted, had and maintained by Trustee, except only as herein provided, and in any event for the equal benefit of all Beneficiaries.

6.7

Reliance Upon Declarations

Trustee shall not be considered to be in contravention of any its rights, powers, duties and authorities hereunder if, when required, it acts and relies in good faith upon statutory declarations, certificates, opinions, lists, mailing labels, or reports or other papers or documents furnished pursuant to the provisions hereof or required by Trustee to be furnished to it in the exercise of its rights, powers, duties and authorities hereunder if such statutory declarations, certificates, opinions, lists, mailing labels or reports or other papers or documents comply with the provisions of Section 6.8, if applicable, and with any other applicable provisions of this Agreement.

6.8

Evidence and Authority to the Trustee

Parent and/or ExchangeCo shall furnish to Trustee evidence of compliance with the conditions provided for in this Agreement relating to any action or step required or permitted to be taken by Parent and/or ExchangeCo or Trustee under this Agreement or as a result of any obligation imposed under this Agreement, including, without limitation, in respect of the Voting Rights or the Exchange Right or the Automatic Exchange Rights and the taking of any other action to be taken by Trustee at the request of or on the application of Parent and/or ExchangeCo promptly if and when:

(a)

such evidence is required by any other section of this Agreement to be furnished to Trustee in accordance with the terms of this Section 6.8; or

(b)

Trustee, in the exercise of its rights, powers, duties and authorities under this Agreement, gives Parent and/or ExchangeCo written notice requiring it to furnish such evidence in relation to any particular action or obligation specified in such notice.

Such evidence shall consist of an Officer’s Certificate of Parent and/or ExchangeCo or a statutory declaration or a certificate made by Persons entitled to sign an Officer’s Certificate stating that any such condition has been complied with in accordance with the terms of this Agreement.

Whenever such evidence relates to a matter other than the Voting Rights or the Exchange Right or the Automatic Exchange Rights or the taking of any other action to be taken by Trustee at the request or on the application of Parent and/or ExchangeCo, and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any solicitor, attorney, auditor, accountant, appraiser, valuer, engineer or other expert or any other Person whose qualifications give authority to a statement made by him, provided that if such report or opinion is furnished by a director, officer or employee of Parent and/or ExchangeCo it shall be in the form of an Officer’s Certificate or a statutory declaration.

Each statutory declaration, Officer’s Certificate, opinion or report furnished to Trustee as evidence of compliance with a condition provided for in this Agreement shall include a statement by the Person giving the evidence:

(a)

declaring that he has read and understands the provisions of this Agreement relating to the condition in question;

(b)

describing the nature and scope of the examination or investigation upon which he based the statutory declaration, certificate, statement or opinion; and

(c)

declaring that he has made such examination or investigation as he believes is necessary to enable him to make the statements or give the opinions contained or expressed therein.

6.9

Experts, Advisers and Agents

Trustee may:

(a)

in relation to these presents act and rely on the opinion or advice of or information obtained from any solicitor, attorney, auditor, accountant, appraiser, valuer, engineer or other expert, whether retained by Trustee or by Parent and/or ExchangeCo or otherwise, and may employ such assistants as may be necessary to the proper discharge of its powers and duties and determination of its rights hereunder and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid; and

(b)

employ such agents and other assistants as it may reasonably require for the proper determination and discharge of its powers and duties hereunder, and may pay reasonable remuneration for all services performed for it (and shall be entitled to receive reasonable remuneration for all services performed by it) in the discharge of the trusts hereof and compensation for all disbursements, costs and expenses made or incurred by it in the discharge of its duties hereunder and in the management of the Trust.

6.10

Investment of Moneys Held by the Trustee

Unless otherwise provided in this trust agreement, any moneys held by or on behalf of Trustee which under the terms of this trust agreement may or ought to be invested or which may be on deposit with Trustee or which may be in the hands of Trustee may be invested and reinvested in the name or under the control of Trustee in securities in which, under the laws of the Province of British Columbia, trustees are authorized to invest trust moneys, provided that such securities are stated to mature within two years after their purchase by Trustee, and Trustee shall so invest such moneys on the written direction of ExchangeCo. Pending the investment of any moneys as hereinbefore provided, such moneys may be deposited in the name of Trustee in any chartered bank in Canada or, with the consent of ExchangeCo, in the deposit department of Trustee or any other loan or trust company authorized to accept deposits under the laws of Canada or any province thereof at the rate of interest then current on similar deposits.

6.11

Trustee Not Required to Give Security

Trustee shall not be required to give any bond or security in respect of the execution of the trusts, rights, duties, powers and authorities of this Agreement or otherwise in respect of the premises.

6.12

Trustee Not Bound to Act on Request

Except as in this Agreement otherwise specifically provided, Trustee shall not be bound to act in accordance with any direction or request of Parent and/or ExchangeCo or of the directors thereof until a duly authenticated copy of the instrument or resolution containing such direction or request shall have been delivered to Trustee, and Trustee shall be empowered to act upon any such copy purporting to be authenticated and believed by Trustee to be genuine.

6.13

[Intentionally Deleted]

6.14

Conflicting Claims

If conflicting claims or demands are made or asserted with respect to any interest of any Beneficiary in any Exchangeable Shares, including any disagreement between the heirs, representatives, successors or assigns succeeding to all or any part of the interest of any Beneficiary in any Exchangeable Shares, resulting in conflicting claims or demands being made in connection with such interest, then Trustee shall be entitled, at its sole discretion, to refuse to recognize or to comply with any such claims or demands. In so refusing, Trustee may elect not to exercise any Voting Rights, Exchange Rights or Automatic Exchange Rights subject to such conflicting claims or demands and, in so doing, Trustee shall not be or become liable to any Person on account of such election or its failure or refusal to comply with any such conflicting claims or demands. Trustee shall be entitled to continue to refrain from acting and to refuse to act until:

(a)

the rights of all adverse claimants with respect to the Voting Rights, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been adjudicated by a final judgment of a court of competent jurisdiction and all rights of appeal have expired; or

(b)

all differences with respect to the Voting Rights, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been conclusively settled by a valid written agreement binding on all such adverse claimants, and Trustee shall have been furnished with an executed copy of such agreement certified to be in full force and effect.

If Trustee elects to recognize any claim or comply with any demand made by any such adverse claimant, it may in its discretion require such claimant to furnish such surety bond or other security satisfactory to Trustee as it shall deem appropriate to fully indemnify it as between all conflicting claims or demands.

6.15

Acceptance of Trust

Trustee hereby accepts the Trust created and provided for by and in this Agreement and agrees to perform the same upon the terms and conditions herein set forth and to hold all rights, privileges and benefits conferred hereby and by law in trust for the various Persons who shall from time to time be Beneficiaries, subject to all the terms and conditions herein set forth.

6.16

Incumbency Certificate

Each of Parent and ExchangeCo shall file with Trustee a certificate of incumbency setting forth the names of the individuals authorized to give instructions, directions or other instruments to Trustee (each an “Authorized Person”), together with specimen signatures of such persons, and Trustee shall be entitled to rely on the latest certificate of incumbency filed with it unless it receives notice, in accordance with Section 13.3 of this Agreement, of a change in the Authorized Persons with updated specimen signatures.

ARTICLE 7
COMPENSATION

7.1

Fees and Expenses of Trustee

Parent and ExchangeCo jointly and severally agree to pay Trustee reasonable compensation for all of the services rendered by it under this Agreement and will reimburse Trustee for all reasonable expenses (including taxes other than taxes based on the net income of Trustee) and disbursements (including reasonable travel expenses incurred by Trustee in connection with its duties hereunder and reasonable compensation and reasonable remuneration paid by Trustee in connection with the retainer or employment of experts, advisors and agents under Sections 5.14 and 6.9), including the cost and expense of any suit or litigation of any character and any proceedings before any governmental agency reasonably incurred by Trustee in connection with its duties under this Agreement; provided that Parent and ExchangeCo shall have no obligation to reimburse Trustee for any expenses or disbursements paid, incurred or suffered by Trustee in any suit or litigation in which Trustee is determined to have acted in bad faith or with negligence, recklessness or wilful misconduct. Invoices for services rendered by Trustee hereunder shall be provided to Parent, on behalf of Parent and ExchangeCo, at the address of the Parent set forth in Section 13.3 of this Agreement. Any amount owing or unpaid after 30 days from the invoice date will bear interest at a rate per annum, from the expiration of such 30 day period, equal to the then current rate charged by Trustee and shall be payable on demand. The obligation of Parent and ExchangeCo under this Section 7.1 shall survive the resignation or removal of Trustee.

ARTICLE 8
INDEMNIFICATION AND LIMITATION OF LIABILITY

8.1

Indemnification of Trustee

Parent and ExchangeCo jointly and severally agree to indemnify and hold harmless Trustee and each of its directors, officers and agents appointed and acting in accordance with this Agreement (collectively, the “Indemnified Parties”), as applicable, against all claims, losses, damages, reasonable costs, penalties, fines and reasonable expenses (including reasonable expenses of Trustee’s legal counsel) which, without fraud, negligence, recklessness, wilful misconduct or bad faith on the part of such Indemnified Party, may be paid, incurred or suffered by the Indemnified Party by reason or as a result of Trustee’s acceptance or administration of the Trust, its compliance with its duties set forth in this Agreement, or any written or oral instruction delivered to Trustee by Parent or ExchangeCo pursuant hereto.

In no case shall Parent or ExchangeCo be liable under this indemnity for any claim against any of the Indemnified Parties unless Parent and ExchangeCo shall be notified by Trustee of the written assertion of a claim or of any action commenced against the Indemnified Parties, promptly after any of the Indemnified Parties shall have received any such written assertion of a claim or shall have been served with a summons or other first legal process giving information as to the nature and basis of the claim. Subject to (ii) below, Parent and ExchangeCo shall be entitled to participate at their own expense in the defence and, if Parent and ExchangeCo so elect at any time after receipt of such notice, either of them may assume the defence of any suit brought to enforce any such claim. Trustee shall have the right to employ separate counsel in any such suit and participate, in the defence thereof but the fees and expenses of such counsel shall be at the expense of Trustee unless: (i) the employment of such counsel has been authorized by Parent or ExchangeCo; or (ii) the named parties to any such suit include both Trustee and Parent or ExchangeCo and Trustee shall have been advised by counsel acceptable to Parent or ExchangeCo that there may be one or more legal defences available to Trustee that are different from or in addition to those available to Parent or ExchangeCo and that, in the judgment of such counsel, would present a conflict of interest were a joint representation to be undertaken (in which case Parent and ExchangeCo shall not have the right to assume the defence of such suit on behalf of Trustee but shall be liable to pay the reasonable fees and expenses of counsel for Trustee).

For certainty, the indemnity provided for in this Section 8.1 shall survive the termination of the Agreement.

8.2

Limitation on Liability

Trustee shall not be held liable for any loss which may occur by reason of depreciation of the value of any part of the Trust Estate or any loss incurred on any investment of funds pursuant to this trust agreement, except to the extent that such loss is attributable to the fraud, negligence, recklessness, wilful misconduct or bad faith on the part of Trustee.

ARTICLE 9
CHANGE OF TRUSTEE

9.1

Resignation

Trustee, or any Trustee hereafter appointed, may at any time resign by giving written notice of such resignation to Parent and ExchangeCo specifying the date on which it desires to resign, provided that such notice shall not be given less than one month before such desired resignation date unless Parent and ExchangeCo otherwise agree and provided further that such resignation shall not take effect until the date of the appointment of a successor Trustee and the acceptance of such appointment by the successor Trustee. Upon receiving such notice of resignation, Parent and ExchangeCo shall promptly appoint a successor Trustee by written instrument in duplicate, one copy of which shall be delivered to the resigning Trustee and one copy to the successor Trustee. Failing acceptance by a successor Trustee of such appointment, a successor Trustee may be appointed by an order of a court of competent jurisdiction upon application of one or more of the parties hereto, at the expense of Parent and ExchangeCo.

9.2

Removal

Trustee, or any Trustee hereafter appointed, may (provided a successor Trustee is appointed) be removed at any time on not less than 30 days’ prior notice by written instrument executed by Parent and ExchangeCo, in duplicate, one copy of which shall be delivered to Trustee so removed and one copy to the successor Trustee.

9.3

Successor Trustee

Any successor Trustee appointed as provided under this Agreement shall execute, acknowledge and deliver to Parent and ExchangeCo and to its predecessor Trustee an instrument accepting such appointment. Thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with the like effect as if originally named as Trustee in this Agreement. However, on the written request of Parent and ExchangeCo or of the successor Trustee, Trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of this Agreement, execute and deliver an instrument transferring to such successor Trustee all the rights and powers of Trustee so ceasing to act. Upon the request of any such successor Trustee, Parent, ExchangeCo and such predecessor Trustee shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers.

9.4

Notice of Successor Trustee

Upon acceptance of appointment by a successor Trustee as provided herein, Parent and ExchangeCo shall cause to be mailed notice of the succession of such Trustee hereunder to each Beneficiary specified in a List. If Parent or ExchangeCo shall fail to cause such notice to be mailed within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of Parent and ExchangeCo.

ARTICLE 10
PARENT SUCCESSORS

10.1

Certain Requirements in Respect of Combination, etc.

Parent shall not consummate any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other Person or, in the case of a merger, of the continuing corporation resulting therefrom unless, but may do so if such other Person or continuing corporation (herein called the “Parent Successor”), by operation of law, becomes, without more, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction, a trust agreement supplemental hereto to evidence the assumption by the Parent Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such Parent Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of Parent under this Agreement.

10.2

Vesting of Powers in Successor

Whenever the conditions of Section 10.1 have been duly observed and performed, Trustee and, if required by Section 10.1, Parent Successor and ExchangeCo shall execute and deliver the supplemental trust agreement provided for in Article 11 and thereupon Parent Successor shall possess and from time to time may exercise each and every right and power of Parent under this Agreement in the name of Parent or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the Board of Directors of Parent or any officers of Parent may be done and performed with like force and effect by the directors or officers of such Parent Successor.

10.3

Wholly-Owned Subsidiaries

Nothing herein shall be construed as preventing the amalgamation or merger of any wholly-owned direct or indirect subsidiary of Parent with or into Parent or the winding-up, liquidation or dissolution of any wholly-owned subsidiary of Parent provided that all of the assets of such subsidiary are transferred to Parent or another wholly-owned direct or indirect subsidiary of Parent and any such transactions are expressly permitted by this Article 10.

ARTICLE 11
AMENDMENTS AND SUPPLEMENTAL TRUST AGREEMENTS

11.1

Amendments, Modifications, etc.

This Agreement may not be amended or modified except by an agreement in writing executed by Parent, ExchangeCo and Trustee and approved by the Beneficiaries in accordance with Section 10.2 of the Exchangeable Share Provisions.

11.2

Ministerial Amendments

Notwithstanding the provisions of Section 11.1, the parties to this Agreement may in writing, at any time and from time to time, without the approval of the Beneficiaries, amend or modify this Agreement for the purposes of:

(a)

adding to the covenants of any or all parties hereto for the protection of the Beneficiaries hereunder provided that the Board of Directors of each of ExchangeCo and Parent shall be of the good faith opinion that such additions will not be prejudicial to the rights or interests of the Beneficiaries;

(b)

making such amendments or modifications not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board of Directors of each of Parent and ExchangeCo and in the opinion of Trustee (which may, for this purpose, rely on the opinion of counsel), having in mind the best interests of the Beneficiaries, it may be expedient to make, provided that such Boards of Directors and Trustee shall be of the opinion that such amendments and modifications will not be prejudicial to the interests of the Beneficiaries; or

(c)

making such changes or corrections which, on the advice of counsel to Parent, ExchangeCo and Trustee, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that in the opinion of Trustee (which may, for this purpose, rely on the opinion of counsel) and the Board of Directors of each of Parent and ExchangeCo such changes or corrections will not be prejudicial to the rights and interests of the Beneficiaries.

11.3

Meeting to Consider Amendments

ExchangeCo, at the request of Parent, shall call a meeting or meetings of the Beneficiaries for the purpose of considering any proposed amendment or modification requiring approval pursuant hereto. Any such meeting or meetings shall be called and held in accordance with the charter documents of ExchangeCo, the Exchangeable Share Provisions and all applicable laws.

11.4

Changes in Capital of Parent and ExchangeCo

At all times after the occurrence of any event contemplated pursuant to Section 2.7 or 2.8 of the Exchangeable Share Support Agreement or otherwise, as a result of which either Parent Common Shares or the Exchangeable Shares or both are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which Parent Common Shares or the Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver a supplemental trust agreement giving effect to and evidencing such necessary amendments and modifications.

11.5

Execution of Supplemental Trust Agreements

No amendment to or modification or waiver of any of the provisions of this Agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto. From time to time ExchangeCo (when authorized by a resolution of its Board of Directors), Parent (when authorized by a resolution of its Board of Directors) and Trustee may, subject to the provisions of these presents, and they shall, when so directed by these presents, execute and deliver by their proper officers, trust agreements or other instruments supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

(a)

evidencing the succession of Parent Successors and the covenants of and obligations assumed by each such Parent Successor in accordance with the provisions of Article 10 and any successor Trustee in accordance with the provisions of Article 9 and Section 12.3;

(b)

making any additions to, deletions from or alterations of the provisions of this Agreement or the Voting Rights, the Exchange Right or the Automatic Exchange Rights which, in the opinion of Trustee (which may, for this purpose, rely on the opinion of counsel), will not be prejudicial to the interests of the Beneficiaries or are, in the opinion of counsel to Trustee, necessary or advisable in order to incorporate, reflect or comply with any legislation the provisions of which apply to Parent, ExchangeCo, Trustee or this Agreement; and

(c)

for any other purposes not inconsistent with the provisions of this Agreement, including without limitation, to make or evidence any amendment or modification to this Agreement as contemplated hereby, provided that, in the opinion of Trustee (which may, for this purpose, rely on the opinion of counsel), the rights of Trustee and Beneficiaries will not be prejudiced thereby.

ARTICLE 12
TERMINATION AND ASSIGNMENT

12.1

Term

The Trust created by this Agreement shall continue until the earliest to occur of the following events:

(a)

no outstanding Exchangeable Shares are held by a Beneficiary (other than Parent and its Affiliates);

(b)

each of Parent and ExchangeCo elects in writing to terminate the Trust and such termination is approved by the Beneficiaries in accordance with Section 10.2 of the Exchangeable Share Provisions; and

(c)

21 years from the date of this Agreement.

12.2

Survival of Agreement

This Agreement shall survive any termination of the Trust and shall continue until there are no Exchangeable Shares outstanding held by a Beneficiary; provided, however, that the provisions of Article 7 and Article 8 shall survive any such termination of this Agreement.

12.3

Assignment by Trustee

This Agreement may not be assigned by Trustee without the prior written consent of Parent and ExchangeCo, not to be unreasonably withheld; provided, however, that this Agreement may be assigned by Trustee to an Affiliate (the “Assignee”) if (a) the Assignee executes, acknowledges and delivers to Parent and ExchangeCo a trust agreement of other instrument(s) supplemental hereto as provided in Article 11 to evidence the appointment of it as successor Trustee and the acceptance by it of such appointment and the assumption by it of all the duties and obligations of the predecessor Trustee hereunder without further amendment hereto, and (b) Parent and ExchangeCo are provided with a certificate of a senior officer of the Assignee in form satisfactory to them, acting reasonably, certifying that the Assignee is authorized to carry on the business of a trust company in each of the Provinces of Canada and is free of any material conflict of interest in its role as fiduciary under this Agreement and in its role in any other capacity.

ARTICLE 13
GENERAL

13.1

Severability

If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby and the Agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

13.2

Enurement

This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns and to the benefit of the Beneficiaries.

13.3

Notices to Parties

All notices and other communications required or permitted to be delivered to a party under this Agreement shall be in writing and shall be deemed to have been properly delivered, given or received upon receipt when delivered by hand or two business days after being sent by registered mail, courier, express delivery service, facsimile or by electronic mail, provided that in each case the notice or communication is sent to the address, facsimile telephone number or email address set forth beneath the name of such party below:

(a)

if to ExchangeCo or Parent to:

FUTURE ENERGY CORP.

c/o MarilynJean Media Inc.

104 – 12877 76th Avenue

Surrey, British Columbia

V3W 1E6

Attention:

Jason Carvalho

Email:

jason@marilynjean.com

(b)

if to Trustee to:

Chester Ku

[Redacted]

Email:

chesterafield@gmail.com

Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by fax shall be deemed to have been given and received on the date of receipt thereof and if given by electronic mail shall be deemed to have been given and received on the date of effective transmittal thereof unless such day is not a Business Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.

13.4

Notice to Beneficiaries

Any and all notices to be given and any documents to be sent to any Beneficiaries may be given or sent to the address of such Beneficiary shown on the register of holders of Exchangeable Shares in any manner permitted by the charter documents of ExchangeCo from time to time in force in respect of notices to shareholders and shall be deemed to be received (if given or sent in such manner) at the time specified in such charter documents, the provisions of which charter documents shall apply mutatis mutandis to notices or documents as aforesaid sent to such Beneficiaries.

13.5

Risk of Payments by Post

Whenever payments are to be made or documents are to be sent to any Beneficiary by Trustee or Beneficiary to Trustee, the making of such payment or sending of such document sent through the post shall be at risk of the Parent and ExchangeCo, in the case of payments made or documents sent by Trustee, and at the risk of the Beneficiary, in the case of payments made or documents sent by the Beneficiary.

13.6

Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

13.7

Fax and electronic execution

Delivery of an executed signature page to this Agreement by any party to this Agreement by facsimile transmission and portable document format (.PDF) shall be as effective as delivery of a manually executed copy of this Agreement by such party.

13.8

Jurisdiction

This Agreement shall be construed and enforced in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

13.9

Attornment

Parent agrees that any action or proceeding arising out of or relating to this Agreement may be instituted in the courts of British Columbia, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, and hereby appoints ExchangeCo at its registered office in the Province of British Columbia as Parent’s attorney for service of process.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first above written.

MARILYNJEAN HOLDINGS INC.

Per:

____________________________________

Name:

Title:

FUTURE ENERGY CORP.

Per:

____________________________________

Name:

Title:

CHESTER KU

____________________________________________

Name:

Chester Ku (Trustee)

SCHEDULE I

TO THE SHARE EXCHANGE AGREEMENT DATED FOR REFERENCE MARCH 25, 2013 AMONG FEC, EXCHANGECO, MJM AND THE SELLING SHAREHOLDERS

Form of Exchangeable Share Support Agreement

EXCHANGEABLE SHARE SUPPORT AGREEMENT

THIS AGREEMENT dated for reference _________________, 2013.

BETWEEN:

FUTURE ENERGY CORP., a corporation incorporated under the laws of the State of Nevada

(“Parent”)

AND

MARILYNJEAN HOLDINGS INC., a corporation incorporated under the laws of British Columbia

(“ExchangeCo”)

WHEREAS:

A.

Pursuant to a share exchange agreement (the “Share Exchange Agreement”) dated for reference March 25, 2013 by and among Parent, ExchangeCo, MarilynJean Media Inc. (the “Company”) and all of the shareholders of the Company, ExchangeCo has agreed to issue exchangeable shares (the “Exchangeable Shares”) to certain holders of common shares of the Company pursuant to the terms of the Share Exchange Agreement; and

B.

Pursuant to the Share Exchange Agreement, Parent and ExchangeCo have agreed to execute an exchangeable share support agreement substantially in the form of this Agreement.

THEREFORE in consideration of the respective covenants and agreements provided in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto covenant and agree as follows:

ARTICLE 1
DEFINITIONS AND INTERPRETATION

1.1

Defined Terms

Each term denoted herein by initial capital letters and not otherwise defined herein shall have the meaning ascribed thereto in the rights, privileges, restrictions and conditions (collectively, the “Share Provisions”) attaching to the Exchangeable Shares attached as Schedule I to the Share Exchange Agreement, unless the context requires otherwise.

1.2

Interpretation Not Affected by Headings

The division of this Agreement into Articles, Sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless otherwise indicated, all references to an “Article” or “Section” followed by a number and/or a letter refer to the specified Article or Section of this Agreement. The terms “this Agreement”, “hereof”, “herein” and “hereunder” and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

1.3

Number, Gender

Words importing the singular number only shall include the plural and vice versa. Words importing any gender shall include all genders.

1.4

Date for any Action

If any date on which any action is required to be taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day. For the purposes of this agreement, a “Business Day” means any day on which commercial banks are generally open for business in Vancouver, British Columbia, other than a Saturday, a Sunday or a day observed as a holiday in Vancouver, British Columbia under the laws of the Province of British Columbia or the federal laws of Canada.

ARTICLE 2
COVENANTS OF PARENT AND EXCHANGECO

2.1

Covenants Regarding Exchangeable Shares

So long as any Exchangeable Shares not owned by Parent or its Affiliates are outstanding, Parent will:

(a)

not declare or pay any dividends on the Parent Common Stock unless (i) ExchangeCo shall (w) simultaneously declare or pay, as the case may be, an equivalent dividend (as provided for in the Share Provisions and as determined by the Board of Directors of ExchangeCo as contemplated by Section 2.7(d) hereof) on the Exchangeable Shares (an “Equivalent Dividend”) and (x) have sufficient money or other assets or authorized but unissued securities available to enable the due declaration and the due and punctual payment, in accordance with applicable law, of any Equivalent Dividend, or (ii) ExchangeCo shall (y) subdivide the Exchangeable Shares in lieu of a stock dividend thereon (as provided for in the Share Provisions) (an “Equivalent Stock Subdivision”), and (z) have sufficient authorized but unissued securities available to enable the Equivalent Stock Subdivision;

(b)

advise ExchangeCo sufficiently in advance of the declaration by Parent of any dividend on Parent Common Stock and take all such other actions as are reasonably necessary, in cooperation with ExchangeCo, to ensure that the respective declaration date, record date and payment date for a dividend on the Exchangeable Shares shall be the same as the declaration date, record date and payment date for the corresponding dividend on the Parent Common Stock;

(c)

ensure that the record date for any dividend declared on Parent Common Stock is not less than 10 Business Days after the declaration date of such dividend;

(d)

take all such actions and do all such things as are reasonably necessary or desirable to enable and permit ExchangeCo, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Liquidation Amount, the Retraction Price or the Redemption Price in respect of each issued and outstanding Exchangeable Share upon the liquidation, dissolution or winding-up of ExchangeCo, the delivery of a Retraction Request by a holder of Exchangeable Shares or a redemption of Exchangeable Shares by ExchangeCo, as the case may be, including without limitation all such actions and all such things as are necessary or desirable to enable and permit ExchangeCo to cause to be delivered Parent Common Stock to the holders of Exchangeable Shares in accordance with the provisions of Article 5, 6 or 7, as the case may be, of the Share Provisions; and

(e)

take all such actions and do all such things as are reasonably necessary or desirable to enable and permit ExchangeCo, in accordance with applicable law, to perform its obligations arising upon the exercise by ExchangeCo of the Liquidation Call Right, the Retraction Call Right or the Redemption Call Right, including without limitation all such actions and all such things as are necessary or desirable to enable and permit ExchangeCo to cause to be delivered Parent Common Stock to the holders of Exchangeable Shares in accordance with the provisions of the Liquidation Call Right, the Retraction Call Right or the Redemption Call Right, as the case may be.

2.2

Segregation of Funds

Parent will cause ExchangeCo to deposit a sufficient amount of funds in a separate account of ExchangeCo and segregate a sufficient amount of such other assets and property as is necessary to enable ExchangeCo to pay dividends when due and to pay or otherwise satisfy its respective obligations under Article 5, 6 or 7 of the Share Provisions, as applicable.

2.3

Reservation of Parent Common Stock

Parent hereby represents, warrants and covenants in favour of ExchangeCo that Parent has reserved for issuance and will, at all times while any Exchangeable Shares (other than Exchangeable Shares held by Parent or its Affiliates) are outstanding, keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of Parent Common Stock (or other shares or securities into which Parent Common Stock may be reclassified or changed as contemplated by Section 2.7 hereof) (a) as is equal to the sum of (i) the number of Exchangeable Shares issued and outstanding from time to time and (ii) the number of Exchangeable Shares issuable upon the exercise of all rights to acquire Exchangeable Shares outstanding from time to time and (b) as are now and may hereafter be required to enable and permit Parent to meet its obligations under the Voting and Exchange Trust Agreement and under any other security or commitment pursuant to which Parent may now or hereafter be required to issue Parent Common Stock, to enable and permit ExchangeCo to meet its obligations under each of the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right and its respective obligations hereunder and under the Share Provisions.

2.4

Notification of Certain Events

In order to assist Parent to comply with its obligations hereunder and to permit ExchangeCo to exercise the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right, ExchangeCo will notify Parent of each of the following events at the time set forth below:

(a)

in the event of any determination by the Board of Directors of ExchangeCo to institute voluntary liquidation, dissolution or winding-up proceedings with respect to ExchangeCo or to effect any other distribution of the assets of ExchangeCo among its shareholders for the purpose of winding up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution;

(b)

promptly, upon the earlier of receipt by ExchangeCo of notice of and ExchangeCo otherwise becoming aware of any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of ExchangeCo or to effect any other distribution of the assets of ExchangeCo among its shareholders for the purpose of winding up its affairs;

(c)

immediately, upon receipt by ExchangeCo of a Retraction Request;

(d)

on the same date on which notice of redemption is given to holders of Exchangeable Shares, upon the determination of a Redemption Date in accordance with the Share Provisions; and

(e)

as soon as practicable upon the issuance by ExchangeCo of any Exchangeable Shares or rights to acquire Exchangeable Shares (other than the issuance of Exchangeable Shares and rights to acquire Exchangeable Shares in exchange for outstanding Common Shares of the Company pursuant to the Share Exchange Agreement).

2.5

Delivery of Parent Common Stock to ExchangeCo

In furtherance of its obligations under Sections 2.1(d) and (e) hereof, upon notice from ExchangeCo of any event that requires ExchangeCo to cause to be delivered Parent Common Stock to any holder of Exchangeable Shares, Parent shall forthwith issue and deliver or cause to be delivered to ExchangeCo the requisite number of Parent Common Stock to be received by, and issued to or to the order of, the former holder of the surrendered Exchangeable Shares, as ExchangeCo shall direct. All such Parent Common Stock shall be duly authorized and validly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance. In consideration of the issuance and delivery of each such Parent Common Share, ExchangeCo shall issue to Parent, or as Parent shall direct, common shares of ExchangeCo having equivalent value.

2.6

Qualification of Parent Common Stock

Parent will in good faith expeditiously take all such reasonable actions and do all such reasonable things as are necessary or desirable to cause any Parent Common Stock (or other shares or securities into which Parent Common Stock may be reclassified or changed as contemplated by Section 2.7 hereof) to be issued and delivered hereunder, to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which outstanding Parent Common Stock (or such other shares or securities) have been listed by Parent and remain listed and quoted or posted for trading.

2.7

Economic Equivalence

(a)

Parent will not without prior approval of ExchangeCo and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 of the Share Provisions:

(I)

issue or distribute Parent Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire Parent Common Stock) to the holders of all or substantially all of the then outstanding Parent Common Stock by way of stock dividend or other distribution, other than an issue of Parent Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire Parent Common Stock) to holders of Parent Common Stock who exercise an option to receive dividends in Parent Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire Parent Common Stock) in lieu of receiving cash dividends; or

(II)

issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding Parent Common Stock entitling them to subscribe for or to purchase Parent Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire Parent Common Stock); or

(III)

issue or distribute to the holders of all or substantially all of the then outstanding Parent Common Stock (A) shares or securities of Parent of any class other than Parent Common Stock (other than shares convertible into or exchangeable for or carrying rights to acquire Parent Common Stock), (B) rights, options or warrants other than those referred to in Section 2.7(a)(ii) above, (C) evidences of indebtedness of Parent or (D) assets of Parent, unless the economic equivalent (as determined by the Board of Directors of ExchangeCo as contemplated by Section 2.7(d) hereof) on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets is issued or distributed simultaneously to holders of the Exchangeable Shares; provided that, for greater certainty, the above restrictions shall not apply to any securities issued or distributed by Parent in order to give effect to and to consummate the transactions contemplated by, and in accordance with, the Share Exchange Agreement.

(b)

Parent will not without the prior approval of ExchangeCo and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 of the Share Provisions:

(I)

subdivide, redivide or change the then outstanding Parent Common Stock into a greater number of Parent Common Stock; or

(II)

reduce, combine, consolidate or change the then outstanding Parent Common Stock into a lesser number of Parent Common Stock; or

(III)

reclassify or otherwise change Parent Common Stock or effect an amalgamation, merger, reorganization or other transaction affecting Parent Common Stock,

unless the same or an economically equivalent change (as determined by the Board of Directors of ExchangeCo as contemplated by Section 2.7(d) hereof) shall simultaneously be made to, or in the rights of the holders of, the Exchangeable Shares.

(c)

Parent will ensure that the record date for any event referred to in Section 2.7(a) or 2.7(b) above, or (if no record date is applicable for such event) the effective date for any such event, is not less than five Business Days after the date on which such event is declared or announced by Parent (with contemporaneous notification thereof by Parent to ExchangeCo).

(d)

The Board of Directors of ExchangeCo shall determine, in good faith and in its sole discretion, economic equivalence for the purposes of any event referred to in Section 2.7(a) or 2.7(b) hereof and each such determination shall be conclusive and binding on Parent. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors of ExchangeCo to be relevant, be considered by the Board of Directors of ExchangeCo:

(I)

in the case of any stock dividend or other distribution payable in Parent Common Stock, the number of such shares issued in proportion to the number of Parent Common Stock previously outstanding;

(II)

in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase Parent Common Stock (or securities exercisable or exchangeable for or convertible into or carrying rights to acquire Parent Common Stock), the relationship between the exercise price of each such right, option or warrant and the current market value (as determined by the Board of Directors of ExchangeCo in the manner above contemplated) of a Parent Common Share;

(III)

in the case of the issuance or distribution of any other form of property (including without limitation any shares or securities of Parent of any class other than Parent Common Stock, any rights, options or warrants other than those referred to in Section 2.7(d)(ii) above, any evidences of indebtedness of Parent or any assets of Parent), the relationship between the fair market value (as determined by the Board of Directors of ExchangeCo in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding Parent Common Share and the current market value (as determined by the Board of Directors of ExchangeCo in the manner above contemplated) of a Parent Common Share;

(IV)

in the case of any subdivision, redivision or change of the then outstanding Parent Common Stock into a greater number of Parent Common Stock or the reduction, combination, consolidation or change of the then outstanding Parent Common Stock into a lesser number of Parent Common Stock or any amalgamation, merger, reorganization or other transaction affecting Parent Common Stock, the effect thereof upon the then outstanding Parent Common Stock; and

(V)

in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of Parent Common Stock as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

For purposes of the foregoing determinations, the current market value of any security listed and traded or quoted on a securities exchange shall be the weighted average of the daily trading prices of such security during a period of not less than 20 consecutive trading days ending not more than three trading days before the date of determination on the principal securities exchange on which such securities are listed and traded or quoted; provided, however, that if in the opinion of the Board of Directors of ExchangeCo the public distribution or trading activity of such securities during such period does not create a market which reflects the fair market value of such securities, then the current market value thereof shall be determined by the Board of Directors of ExchangeCo, in good faith and in its sole discretion, and provided further that any such determination by the Board of Directors of ExchangeCo shall be conclusive and binding on Parent.

(e)

ExchangeCo agrees that, to the extent required, upon due notice from Parent, ExchangeCo will use its best efforts to take or cause to be taken such steps as may be necessary for the purposes of ensuring that appropriate dividends are paid or other distributions are made by ExchangeCo, or subdivisions, redivisions or changes are made to the Exchangeable Shares, in order to implement the required economic equivalent with respect to the Parent Common Stock and Exchangeable Shares as provided for in this Section 2.7.

2.8

Tender Offers

In the event that a tender offer, share exchange offer, issuer bid, take-over bid or similar transaction for the purpose of acquiring the Parent Common Stock (an “Offer”) is proposed by Parent or is proposed to Parent or its shareholders and is recommended by the Board of Directors of Parent, or is otherwise effected or to be effected with the consent or approval of the Board of Directors of Parent, and the Exchangeable Shares are not redeemed by ExchangeCo pursuant to the Redemption Call Right, Parent will use its reasonable efforts expeditiously and in good faith to take all such actions and do all such things as are necessary or desirable to enable and permit holders of Exchangeable Shares to participate in such Offer to the same extent and on an economically equivalent basis as the holders of Parent Common Stock, without discrimination. Without limiting the generality of the foregoing, Parent will use its reasonable efforts expeditiously and in good faith to ensure that holders of Exchangeable Shares may participate in all such Offers without being required to retract Exchangeable Shares as against ExchangeCo (or, if so required, to ensure that any such retraction, shall be effective only upon, and shall be conditional upon, the closing of the Offer and only to the extent necessary to tender or deposit to the Offer). Nothing herein shall affect the rights of ExchangeCo to redeem Exchangeable Shares, as applicable, in the event of a Parent Control Transaction.

2.9

Ownership of Outstanding Shares

Without the prior approval of ExchangeCo and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 of the Share Provisions, Parent covenants and agrees in favour of ExchangeCo that, as long as any outstanding Exchangeable Shares are owned by any person or entity other than Parent or any of its Affiliates, Parent will be and remain the direct or indirect beneficial owner of all issued and outstanding voting shares in the capital of ExchangeCo.

2.10

Parent and Affiliates Not to Vote Exchangeable Shares

Parent covenants and agrees that it will appoint and cause to be appointed proxyholders with respect to all Exchangeable Shares held by it and its Affiliates for the sole purpose of attending each meeting of holders of Exchangeable Shares in order to be counted as part of the quorum for each such meeting. Parent further covenants and agrees that it will not, and will cause its Affiliates not to, exercise any voting rights which may be exercisable by holders of Exchangeable Shares from time to time pursuant to the Share Provisions or pursuant to the provisions of the Business Corporations Act (British Columbia) (or any successor or other corporate statute by which ExchangeCo may in the future be governed) with respect to any Exchangeable Shares held by it or by its Affiliates in respect of any matter considered at any meeting of holders of Exchangeable Shares.

2.11

Rule 10b-18 Purchases

For certainty, nothing contained in this Agreement, including without limitation the obligations of Parent contained in Section 2.8 hereof, shall limit the ability of Parent or ExchangeCo to make a “Rule 10b-18 Purchase” of Parent Common Stock pursuant to Rule 10b-18 of the U.S. Securities Exchange Act of 1934, as amended, or any successor provisions thereof.

ARTICLE 3
PARENT SUCCESSORS

3.1

Certain Requirements in Respect of Combination, etc.

Parent shall not consummate any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other person or, in the case of a merger, of the continuing corporation resulting therefrom unless, but may do so if:

(a)

such other person or continuing corporation (the “Parent Successor”) by operation of law, becomes, without more, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction, an agreement supplemental hereto and such other instruments (if any) as are reasonably necessary or advisable to evidence the assumption by the Parent Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such Parent Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of Parent under this Agreement; and

(b)

such transaction shall be upon such terms and conditions as substantially to preserve and not to impair in any material respect any of the rights, duties, powers and authorities of the other parties hereunder.

3.2

Vesting of Powers in Successor

Whenever the conditions of Section 3.1 have been duly observed and performed, the parties, if required by Section 3.1, shall execute and deliver a supplemental agreement hereto and thereupon Parent Successor shall possess and from time to time may exercise each and every right and power of Parent under this Agreement in the name of Parent or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the Board of Directors of Parent or any officers of Parent may be done and performed with like force and effect by the directors or officers of such Parent Successor.

3.3

Wholly-Owned Subsidiaries

Nothing herein shall be construed as preventing the amalgamation or merger of any wholly-owned direct or indirect subsidiary of Parent with or into Parent or the winding-up, liquidation or dissolution of any wholly-owned subsidiary of Parent provided that all of the assets of such subsidiary are transferred to Parent or another wholly-owned direct or indirect subsidiary of Parent and any such transactions are expressly permitted by this Article 3.

ARTICLE 4
GENERAL

4.1

Term

This Agreement shall come into force and be effective as of the date hereof and shall terminate and be of no further force and effect at such time as no Exchangeable Shares (or securities or rights convertible into or exchangeable for or carrying rights to acquire Exchangeable Shares) are held by any person or entity other than Parent and any of its Affiliates.

4.2

Changes In Capital of Parent and ExchangeCo

At all times after the occurrence of any event contemplated pursuant to Sections 2.7 and 2.8 hereof or otherwise, as a result of which either Parent Common Stock or the Exchangeable Shares or both are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which Parent Common Stock or the Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver an agreement in writing giving effect to and evidencing such necessary amendments and modifications.

4.3

Severability

If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby and this Agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

4.4

Amendments, Modifications

This Agreement may not be amended or modified except by an agreement in writing executed by ExchangeCo and Parent and approved by the holders of the Exchangeable Shares in accordance with Section 10.2 of the Share Provisions.

4.5

Ministerial Amendments

Notwithstanding the provisions of Section 4.4, the parties to this Agreement may in writing at any time and from time to time, without the approval of the holders of the Exchangeable Shares, amend or modify this Agreement for the purposes of:

(a)

adding to the covenants of any or all parties provided that the Board of Directors of each of ExchangeCo and Parent shall be of the good faith opinion that such additions will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares;

(b)

making such amendments or modifications not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board of Directors of each of ExchangeCo and Parent, it may be expedient to make, provided that each such Board of Directors shall be of the good faith opinion that such amendments or modifications will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares; or

(c)

making such changes or corrections which, on the advice of counsel to ExchangeCo and Parent, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the Boards of Directors of each of ExchangeCo and Parent shall be of the good faith opinion that such changes or corrections will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares.

4.6

Meeting to Consider Amendments

ExchangeCo, at the request of Parent, shall call a meeting or meetings of the holders of the Exchangeable Shares for the purpose of considering any proposed amendment or modification requiring approval pursuant to Section 4.4 hereof. Any such meeting or meetings shall be called and held in accordance with the constating documents of ExchangeCo, the Share Provisions and all applicable laws.

4.7

Amendments Only in Writing

No amendment to or modification or waiver of any of the provisions of this Agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto.

4.8

Enurement

This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.

4.9

Notices to Parties

All notices and other communications required or permitted to be delivered to a party under this Agreement shall be in writing and shall be deemed to have been properly delivered, given or received (a) upon receipt when delivered by hand or (b) two business days after being sent by registered mail or by courier or express delivery service or by facsimile, provided that in each case the notice or communication is sent to the address or facsimile telephone number set forth beneath the name of such party below:

(a)

If to Exchangeco:

MarilynJean Holdings Inc.

104 – 12877 76th Avenue

Surrey, British Columbia

V3W 1E6

Attention:

Jason Carvalho

Email:

jason@marilynjean.com

(b)

If to Parent:

MarilynJean Holdings Inc.

104 – 12877 76th Avenue

Surrey, British Columbia

Attention:

Jason Carvalho

Email:

jason@marilynjean.com

4.10

Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

4.11

Jurisdiction

This Agreement shall be construed and enforced in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

4.12

Fax and Electronic Delivery

Delivery of an executed signature page to this Agreement by any party to this Agreement by facsimile transmission and portable document format (.PDF) shall be as effective as delivery of a manually executed copy of this Agreement by such party.

4.13

Attornment

Parent agrees that any action or proceeding arising out of or relating to this Agreement may be instituted in the courts of British Columbia, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding and hereby appoints ExchangeCo at its registered office in the Province of British Columbia as attorney for service of process.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

FUTURE ENERGY CORP.

Per:

____________________________________

Name:

Title:

MARILYNJEAN HOLDINGS INC.

Per:

____________________________________

Name:

Title:

SCHEDULE J

TO THE SHARE EXCHANGE AGREEMENT DATED FOR REFERENCE MARCH 25, 2013 AMONG FEC, EXCHANGECO, MJM AND THE SELLING SHAREHOLDERS

Exchangeable Share Provisions

PROVISIONS ATTACHING TO THE

CLASS B EXCHANGEABLE PREFERRED SHARES OF

MARILYNJEAN HOLDINGS INC.

The Class B Exchangeable Preferred Shares of MARILYNJEAN HOLDINGS INC. (the “Corporation”) shall have the following rights, privileges, restrictions and conditions:

ARTICLE 1
INTERPRETATION

1.1

For the purposes of these share provisions:

(a)

“Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession by another Person, directly or indirectly, of the power to direct or cause the direction of the management and policies of that first mentioned Person, whether through the ownership of voting securities, by contract or otherwise.

(b)

“BCA” means the Business Corporations Act (British Columbia) S.B.C. 2002.

(c)

“Board of Directors” means the board of directors of the Corporation.

(d)

“Business Day” means any day on which commercial banks are generally open for business in Vancouver, British Columbia, other than a Saturday, a Sunday or a day observed as a holiday in Vancouver, British Columbia under the laws of the Province of British Columbia or the federal laws of Canada.

(e)

“Canadian Dollar Equivalent” means, in respect of an amount expressed in a currency other than Canadian dollars (the “Foreign Currency Amount”) at any date, the product obtained by multiplying: (a) the Foreign Currency Amount, by (b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such spot exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose.

(f)

“Common Share” means a share in the class of common shares in the capital of the Corporation.

(g)

“Corporation” means MARILYNJEAN HOLDINGS INC., a corporation governed by the BCA and being a wholly-owned subsidiary of Parent.

(h)

“Current Market Price” means, in respect of a Parent Common Stock on any date, the Canadian Dollar Equivalent of the average of the closing prices of Parent Common Stock during a period of 20 consecutive trading days ending not more than three trading days before such date on  the Over-the-Counter Bulletin Board (“OTC”), or, if the Parent Common Stock are not then quoted on OTC, on such other stock exchange or automated quotation system on which the Parent Common Stock are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of Parent Common Stock during such period does not create a market which reflects the fair market value of a Parent Common Stock, then the Current Market Price of a Parent Common Stock shall be determined by the Board of Directors, in good faith and in its sole discretion, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding.

(i)

“Dividend Amount” has the meaning ascribed to that term in Section 6.3 of these share provisions.

(j)

“Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity.

(k)

“Exchangeable Share” means a share in the class of non-voting exchangeable shares in the capital of the Corporation having the rights, privileges, restrictions and conditions set forth herein.

(l)

“Exchangeable Share Support Agreement” means the Exchangeable Share Support Agreement among Parent and the Corporation, to be entered into in connection with the Share Exchange Agreement.

(m)

“Exchangeable Share Voting Event” means any matter in respect of which holders of Exchangeable Shares are entitled to vote as shareholders of the Corporation, other than an Exempt Exchangeable Share Voting Event, and, for greater certainty, excluding any matter in respect of which holders of Exchangeable Shares are entitled to vote (or instruct the Trustee to vote) in their capacity as Beneficiaries under (and as that term is defined in) the Voting and Exchange Trust Agreement.

(n)

“Exempt Exchangeable Share Voting Event” means any matter in respect of which holders of Exchangeable Shares are entitled to vote as shareholders of the Corporation in order to approve or disapprove, as applicable, any change to, or in the rights of the holders of, the Exchangeable Shares, where the approval or disapproval, as applicable, of such change would be required to maintain the equivalence of the Exchangeable Shares and the Parent Common Stock.

(o)

“Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, provincial, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, ministry, fund, foundation, centre, organization, unit, body or Entity and any court or other tribunal).

(p)

“Liquidation Amount” has the meaning ascribed to that term in Section 5.1 of these share provisions.

(q)

“Liquidation Call Right” has the meaning ascribed to that term in the Share Exchange Agreement.

(r)

“Liquidation Date” has the meaning ascribed to that term in Section 5.1 of these share provisions.

(s)

“Parent” means FUTURE ENERGY CORP., a corporation existing under the laws of the State of Nevada, and includes any successor thereto.

(t)

“Parent Call Notice” has the meaning ascribed to that term in Section 6.3 of these share provisions.

(u)

“Parent Common Stock” means a share of common stock, par value U.S. $0.001 per share, in the capital of Parent, and any other security into which such share may be changed.

(v)

“Parent Control Transaction” means (i) any merger, amalgamation, reorganization or other similar event involving Parent, (ii) any tender offer for Parent, (iii) any material sale of assets or shares or rights or interests therein or thereto by Parent, or (iv) any similar transactions involving Parent, or (v) any proposal to do any of the foregoing.

(w)

“Parent Dividend Declaration Date” means the date on which the board of directors of Parent declares any dividend on the Parent Common Stock.

(x)

“Person” means any individual, Entity or Governmental Body.

(y)

“Purchase Price” has the meaning ascribed to that term in Section 6.3 of these share provisions.

(z)

“Redemption Call Purchase Price” has the meaning ascribed to that term in the Share Exchange Agreement.

(aa)

“Redemption Call Right” has the meaning ascribed to that term in the Share Exchange Agreement.

(bb)

“Redemption Date” means the date, if any, established by the Board of Directors for the redemption by the Corporation of all but not less than all of the outstanding Exchangeable Shares pursuant to Article 7 of these share provisions, which date shall be no earlier than December 31, 2018 unless:

(I)

there are fewer than 10% of the Exchangeable Shares originally issued outstanding (other than Exchangeable Shares held by Parent and its Affiliates, and as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision or consolidation of or stock dividend on the Exchangeable Shares, any issue or distribution of rights to acquire Exchangeable Shares or securities exercisable or exchangeable for or convertible into Exchangeable Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction affecting the Exchangeable Shares), in which case the Board of Directors may accelerate such redemption date to such date prior to December 31, 2018 as they may determine, upon at least 60 days’ prior written notice to the registered holders of the Exchangeable Shares;

(II)

a Parent Control Transaction occurs, in which case, provided that the Board of Directors determines, in good faith and in its sole discretion, that it is not reasonably practicable to substantially replicate or modify the terms and conditions of the Exchangeable Shares in connection with such Parent Control Transaction or that the redemption of all but not less than all of the outstanding Exchangeable Shares is necessary to enable the completion of such Parent Control Transaction in accordance with its terms, the Board of Directors may accelerate such redemption date to such date prior to December 31, 2018 as it may determine, upon such number of days’ prior written notice to the registered holders of the Exchangeable Shares and to Parent as the Board of Directors may determine to be reasonably practicable in such circumstances;

(III)

an Exchangeable Share Voting Event is proposed, in which case, provided that the Board of Directors has determined, in good faith and in its sole discretion, that it is not reasonably practicable to accomplish the business purpose intended by the Exchangeable Share Voting Event, which business purpose must be bona fide and not for the primary purpose of causing the occurrence of a Redemption Date, in any other commercially reasonable manner that does not result in an Exchangeable Share Voting Event, the Redemption Date shall be the Business Day prior to the record date for any meeting or vote of the holders of the Exchangeable Shares to consider the Exchangeable Share Voting Event and the Board of Directors shall give such number of days’ prior written notice of such redemption to the registered holders of the Exchangeable Shares as the Board of Directors may determine to be reasonably practicable in such circumstances; or

(IV)

an Exempt Exchangeable Share Voting Event is proposed and the holders of the Exchangeable Shares fail to take the necessary action at a meeting or other vote of holders of Exchangeable Shares, to approve or disapprove, as applicable, the Exempt Exchangeable Share Voting Event, in which case the Redemption Date shall be the Business Day following the day on which the holders of the Exchangeable Shares failed to take such action and the Board of Directors shall give such number of days’ prior written notice of such redemption to the registered holders of the Exchangeable Shares as the Board of Directors may determine to be reasonably practicable in such circumstances, provided, however, that the accidental failure or omission to give any notice of redemption under clauses (i), (ii), (iii) or (iv) above to less than 10% of such holders of Exchangeable Shares shall not affect the validity of any such redemption.

(cc)

“Redemption Price” has the meaning ascribed to that term in Section 7.1 of these share provisions.

(dd)

“Retracted Shares” has the meaning ascribed to that term in Section 6.1(a) of these share provisions.

(ee)

“Retraction Call Right” has the meaning ascribed to that term in Section 6.1(c) of these share provisions.

(ff)

“Retraction Date” has the meaning ascribed to that term in Section 6.1(b) of these share provisions.

(gg)

“Retraction Price” has the meaning ascribed to that term in Section 6.1 of these share provisions.

(hh)

“Retraction Request” has the meaning ascribed to that term in Section 6.1 of these share provisions.

(ii)

“Share Exchange Agreement” means the share exchange agreement dated March 25, 2013 among Parent, the Corporation, MarilynJean Media Inc. and all of the shareholders of MarilynJean Media Inc.

(jj)

“Trustee” means Chester Ku or such other Person or trust company or other Entity chosen as trustee under the Voting and Exchange Trust Agreement, and any successor trustee appointed under the Voting and Exchange Trust Agreement.

(kk)

“Voting and Exchange Trust Agreement” means the Voting and Exchange Trust Agreement among Parent, the Corporation and the Trustee, to be entered into in connection with the Share Exchange Agreement.

ARTICLE 2
RANKING OF EXCHANGEABLE SHARES

2.1

Subject to Section 4.1 hereof, the Exchangeable Shares shall be entitled to a preference over the Common Shares and any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation, among its shareholders for the purpose of winding up its affairs.

ARTICLE 3
DIVIDENDS

3.1

Subject to Section 3.2 hereof, a holder of an Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, on each Parent Dividend Declaration Date, declare a dividend on each Exchangeable Share:

(a)

in the case of a cash dividend declared on the Parent Common Stock, in an amount in cash for each Exchangeable Share in U.S. dollars, or the Canadian Dollar Equivalent thereof on the Parent Dividend Declaration Date, in each case, equal to the cash dividend declared on each Parent Common Stock;

(b)

in the case of a stock dividend declared on the Parent Common Stock to be paid in Parent Common Stock, in such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of Parent Common Stock to be paid on each Parent Common Stock; or

(c)

in the case of a dividend declared on the Parent Common Stock in property other than cash or Parent Common Stock, in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent to (to be determined by the Board of Directors as contemplated by Section 3.6 hereof) the type and amount of property declared as a dividend on each Parent Common Stock.

Such dividends shall be paid out of money, assets or property of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued shares of the Corporation, as applicable.

3.2

In the case of a stock dividend declared on the Parent Common Stock to be paid in Parent Common Stock, in lieu of declaring the stock dividend contemplated by Section 3.1(b) on the Exchangeable Shares, the Board of Directors may, in its discretion and subject to applicable law, subdivide, redivide or change (the “subdivision”) each issued and unissued Exchangeable Share on the basis that each Exchangeable Share before the subdivision becomes a number of Exchangeable Shares as is equal to the sum of (i) a Parent Common Stock and (ii) the number of Parent Common Stock to be paid as a stock dividend on each Parent Common Stock. In such instance, and notwithstanding any other provision hereof, such subdivision shall become effective on the effective date specified in Section 3.4 hereof without any further act or formality on the part of the Board of Directors or of the holders of Exchangeable Shares. For greater certainty, no approval of the holders of Exchangeable Shares to an amendment to the articles of the Corporation shall be required to give effect to such subdivision.

3.3

Cheques of the Corporation payable at par at any branch of the bankers of the Corporation shall be issued in respect of any cash dividends contemplated by Section 3.1(a) hereof and the sending of such a cheque to each holder of an Exchangeable Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Subject to applicable law, certificates registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends contemplated by Section 3.1(b) hereof or the subdivision of Exchangeable Shares contemplated by Section 3.2 hereof and the sending of such a certificate to each holder of an Exchangeable Share shall satisfy the stock dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by Section 3.1(c) hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each holder of an Exchangeable Share shall satisfy the dividend represented thereby. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Corporation any dividend that is represented by a cheque that has not been duly presented to the Corporation’s bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

3.4

The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under Section 3.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the Parent Common Stock. The record date for the determination of the holder of Exchangeable Shares entitled to receive Exchangeable Shares in connection with any subdivision of Exchangeable Shares under Section 3.2 hereof and the effective date of such subdivision shall be the same dates as the record date and payment date, respectively, for the corresponding stock dividend declared on Parent Common Stock.

3.5

If on any payment date for any dividends declared on the Exchangeable Shares under Section 3.1 hereof the dividends are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient moneys, assets or property properly applicable to the payment of such dividends.

3.6

The Board of Directors shall determine, in good faith and in its sole discretion, economic equivalence for the purposes of Sections 3.1 and 3.2 hereof, and each such determination shall be conclusive and binding on the Corporation and its shareholders. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of Directors:

(a)

in the case of any stock dividend or other distribution payable in Parent Common Stock, the number of such shares issued in proportion to the number of Parent Common Stock previously outstanding;

(b)

in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase Parent Common Stock (or securities exercisable or exchangeable for or convertible into or carrying rights to acquire Parent Common Stock), the relationship between the exercise price of each such right, option or warrant and the current market value (as determined by the Board of Directors in the manner above contemplated) of a Parent Common Stock;

(c)

in the case of the issuance or distribution of any other form of property (including without limitation any shares or securities of Parent of any class other than Parent Common Stock, any rights, options or warrants other than those referred to in Section 3.6(b) above, any evidences of indebtedness of Parent or any assets of Parent), the relationship between the fair market value (as determined by the Board of Directors in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding Parent Common Stock and the current market value (as determined by the Board of Directors in the manner above contemplated) of a Parent Common Stock; and

(d)

in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of Parent Common Stock as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

For purposes of the foregoing determinations, the current market value of any security listed and traded or quoted on a securities exchange shall be the weighted average of the daily trading prices of such security during a period of not less than 20 consecutive trading days ending not more than three trading days before the date of determination on the principal securities exchange on which such securities are listed and traded or quoted; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of such securities during such period does not create a market which reflects the fair market value of such securities, then the current market value thereof shall be determined by the Board of Directors, in good faith and in its sole discretion, and provided further that any such determination by the Board of Directors shall be conclusive and binding on the Corporation and its shareholders.

ARTICLE 4
CERTAIN RESTRICTIONS

4.1

So long as any of the Exchangeable Shares are outstanding, the Corporation shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Section 9.2 of these share provisions:

(a)

pay any dividends on the Common Shares or any other shares ranking junior to the Exchangeable Shares, other than stock dividends payable in Common Shares or any such other shares ranking junior to the Exchangeable Shares, as the case may be;

(b)

redeem or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Exchangeable Shares;

(c)

redeem or purchase any other shares of the Corporation ranking equally with the Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution; or

(d)

issue any Exchangeable Shares or any other shares of the Corporation ranking equally with, or superior to, the Exchangeable Shares other than by way of stock dividends to the holders of such Exchangeable Shares.

The restrictions in Sections 4.1(a), 4.1(b), 4.1(c) and 4.1(d) above shall not apply if all dividends on the outstanding Exchangeable Shares corresponding to dividends declared and paid to date on the Parent Common Stock shall have been declared and paid on the Exchangeable Shares.

ARTICLE 5
DISTRIBUTION ON LIQUIDATION

5.1

In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, subject to the exercise by Parent of the Liquidation Call Right, a holder of Exchangeable Shares shall be entitled, subject to applicable law, to receive from the assets of the Corporation in respect of each Exchangeable Share held by such holder on the effective date (the “Liquidation Date”) of such liquidation, dissolution or winding-up, before any distribution of any part of the assets of the Corporation among the holders of the Common Shares or any other shares ranking junior to the Exchangeable Shares, an amount per share equal to the Current Market Price of a Parent Common Stock on the last Business Day prior to the Liquidation Date (the “Liquidation Amount”), which shall be satisfied in full by the Corporation causing to be delivered to such holder one share of Parent Common Stock, together with all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the Liquidation Date.

5.2

On or promptly after the Liquidation Date, and subject to the exercise by Parent of the Liquidation Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares, together with such other documents and instruments as are required to effect a transfer of Exchangeable Shares under the BCA and the charter documents of the Corporation and such additional documents and instruments as the Parent or the Corporation may reasonably require, at the registered office of the Corporation by notice to the holders of the Exchangeable Shares. Payment of the total Liquidation Amount for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or by holding for pick-up by the holder at the registered office of the Corporation by notice to the holders of Exchangeable Shares, on behalf of the Corporation of certificates representing Parent Common Stock (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) and a cheque of the Corporation payable at par at any branch of the bankers of the Corporation in respect of the remaining portion, if any, of the total Liquidation Amount (in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom). On and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the total Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the Liquidation Date to deposit or cause to be deposited the total Liquidation Amount in respect of the Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account with any chartered bank or trust company in Canada. Upon such deposit being made, the rights of the holders of Exchangeable Shares after such deposit shall be limited to receiving their proportionate part of the total Liquidation Amount (in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom) for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Liquidation Amount, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the Parent Common Stock delivered to them or the custodian on their behalf.

5.3

After the Corporation has satisfied its obligations to pay the holders of the Exchangeable Shares the Liquidation Amount per Exchangeable Share pursuant to Section 5.1 of these share provisions, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

ARTICLE 6
RETRACTION OF EXCHANGEABLE SHARES BY HOLDER

6.1

A holder of Exchangeable Shares shall be entitled at any time, subject to the exercise by Parent of the Retraction Call Right and otherwise upon compliance with the provisions of this Article 6, to require the Corporation to redeem any or all of the Exchangeable Shares registered in the name of such holder for an amount per share equal to the Current Market Price of a Parent Common Stock on the last Business Day prior to the Retraction Date (the “Retraction Price”), which shall be satisfied in full by the Corporation causing to be delivered to such holder one share of Parent Common Stock for each Exchangeable Share presented and surrendered by the holder, together with, on the payment date therefor, the full amount of all declared and unpaid dividends on any such Exchangeable Share held by such holder on any dividend record date which occurred prior to the Retraction Date. To effect such redemption, the holder shall present and surrender at the registered office of the Corporation by notice to the holders of Exchangeable Shares the certificate or certificates representing the Exchangeable Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as are required to effect a transfer of Exchangeable Shares under the BCA and the charter documents of the Corporation and such additional documents and instruments as the Parent or the Corporation may reasonably require, and together with a duly executed statement (the “Retraction Request”) in the form of Schedule A hereto or in such other form as may be acceptable to the Corporation:

(a)

specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate or certificates (the “Retracted Shares”) redeemed by the Corporation;

(b)

stating the Business Day on which the holder desires to have the Corporation redeem the Retracted Shares (the “Retraction Date”), provided that the Retraction Date shall be not less than 10 Business Days nor more than 15 Business Days after the date on which the Retraction Request is received by the Corporation and further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the 15th Business Day after the date on which the Retraction Request is received by the Corporation; and

(c)

acknowledging the overriding right (the “Retraction Call Right”) of Parent to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares to Parent in accordance with the Retraction Call Right on the terms and conditions set out in Section 6.3 below.

6.2

Subject to the exercise by Parent of the Retraction Call Right, upon receipt by the Corporation in the manner specified in Section 6.1 hereof of a certificate or certificates representing the number of Exchangeable Shares which the holder desires to have the Corporation redeem, together with a Retraction Request and such other documents and instruments as are required to effect a transfer of Exchangeable Shares under the BCA and the charter documents of the Corporation and such additional documents and instruments as the Parent or the Corporation may reasonably require, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Corporation shall redeem the Retracted Shares effective at the close of business on the Retraction Date and shall cause to be delivered to such holder the total Retraction Price with respect to such shares, provided that all declared and unpaid dividends for which the record date has occurred prior to the Retraction Date shall be paid on the payment date for such dividends. If only a part of the Exchangeable Shares represented by any certificate is redeemed (or purchased by Parent pursuant to the Retraction Call Right), a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

6.3

Upon receipt by the Corporation of a Retraction Request, the Corporation shall immediately notify Parent thereof. In order to exercise the Retraction Call Right, Parent must notify the Corporation of its determination to do so (the “Parent Call Notice”) within five Business Days of notification to Parent by the Corporation of the receipt by the Corporation of the Retraction Request. If Parent does not so notify the Corporation within such five Business Day period, the Corporation will notify the holder as soon as possible thereafter that Parent will not exercise the Retraction Call Right. If Parent delivers the Parent Call Notice within such five Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to Parent in accordance with the Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Shares and Parent shall purchase from such holder and such holder shall sell to Parent on the Retraction Date the Retracted Shares for a purchase price (the “Purchase Price”) per share equal to the Retraction Price per share which shall be satisfied in full by Parent causing to be delivered to such holder one share of Parent Common Stock for each Exchangeable Share presented and surrendered by the holder, plus, on the designated payment date therefor, to the extent not paid by the Corporation on the designated payment date therefor, an additional amount equivalent to the full amount of all declared and unpaid dividends on those Retracted Shares held by such holder on any dividend record date which occurred prior to the Retraction Date (the “Dividend Amount”). For the purposes of completing a purchase pursuant to the Retraction Call Right, Parent shall deposit with the Corporation, on or before the Retraction Date, certificates representing shares of Parent Common Stock and a cheque or cheques of Parent payable at par at any branch of the bankers of Parent representing the aggregate Dividend Amount, less any amounts withheld on account of tax required to be deducted and withheld therefrom. Provided that Parent has complied with the immediately preceding sentence, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Corporation of such Retracted Shares shall take place on the Retraction Date. In the event that Parent does not deliver a Parent Call Notice within such five Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Corporation shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this Article 6.

6.4

The Corporation or Parent, as the case may be, shall deliver to the relevant holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or at the address specified in the holder’s Retraction Request or by holding for pick-up by the holder at the registered office of the Corporation by notice to the holders of Exchangeable Shares, certificates representing the Parent Common Stock (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) registered in the name of the holder or in such other name as the holder may request, and, if applicable and on or before the payment date therefor, a cheque payable at par at any branch of the bankers of the Corporation or Parent, as applicable, representing the aggregate Dividend Amount in payment of the total Retraction Price or the total Purchase Price, as the case may be, in each case, less any amounts withheld on account of tax required to be deducted and withheld therefrom, and such delivery of such certificates and cheques on behalf of the Corporation or by Parent, as the case may be, shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price or total Purchase Price, as the case may be, to the extent that the same is represented by such share certificates and cheques (plus any tax deducted and withheld therefrom and remitted to the proper tax authority).

6.5

On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total Retraction Price or total Purchase Price, as the case may be, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price or the total Purchase Price, as the case may be, shall not be made as provided in Section 6.4, in which case the rights of such holder shall remain unaffected until the total Retraction Price or the total Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Corporation or purchased by Parent shall thereafter be considered and deemed for all purposes to be a holder of the Parent Common Stock delivered to it.

6.6

Notwithstanding any other provision of this Article 6, the Corporation shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that Parent shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the Corporation shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law, the Corporation shall redeem the maximum number of Exchangeable Shares which the Board of Directors determine the Corporation is, on the Retraction Date, permitted to redeem, which shall be selected as nearly as may be pro rata (disregarding fractions) in proportion to the total number of Exchangeable Shares tendered for retraction by each holder thereof and the Corporation shall issue to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to Section 6.2 hereof. Provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the holder of any such Retracted Shares not redeemed by the Corporation pursuant to Section 6.2 of these share provisions as a result of solvency requirements or other provisions of applicable law shall be deemed by giving the Retraction Request to have instructed the Trustee to require to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by to such holder of the Purchase Price for each such Retracted Share, all as more specifically provided in Section 5.7 of the Voting and Exchange Trust Agreement.

6.7

A holder of Retracted Shares may, by notice in writing given by the holder to the Corporation before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request, in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to Parent shall be deemed to have been revoked.

ARTICLE 7
REDEMPTION OF EXCHANGEABLE SHARES BY THE CORPORATION

7.1

Subject to applicable law, and provided Parent has not exercised the Redemption Call Right, the Corporation shall on the Redemption Date redeem all but not less than all of the then outstanding Exchangeable Shares for an amount per share equal to the Current Market Price of a Common Share on the last Business Day prior to the Redemption Date (the “Redemption Price”), which shall be satisfied in full by the Corporation causing to be delivered to each holder of Exchangeable Shares one share of Parent Common Stock for each Exchangeable Share held by such holder, together with the full amount of all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the Redemption Date.

7.2

In any case of a redemption of Exchangeable Shares under this Article 7, the Corporation shall, at least 60 days before the Redemption Date (other than a Redemption Date established in connection with a Parent Control Transaction, an Exchangeable Share Voting Event or an Exempt Exchangeable Share Voting Event), send or cause to be sent to each holder of Exchangeable Shares a notice in writing of the redemption by the Corporation or the purchase by Parent under the Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder; provided that if the notice period of 60 days would expire after the date that would, but for such 60-day period, be established as the Redemption Date, then the Redemption Date will be deferred until the notice period of 60 days has passed. In the case of a Redemption Date established in connection with a Parent Control Transaction, an Exchangeable Share Voting Event and an Exempt Exchangeable Share Voting Event, the written notice of redemption by the Corporation or the purchase by Parent under the Redemption Call Right will be sent on or before the Redemption Date, on as many days prior written notice as may be determined by the Board of Directors of the Corporation to be reasonably practicable in the circumstances. In any such case, such notice shall set out the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Redemption Date and, if applicable, particulars of the Redemption Call Right.

7.3

On or after the Redemption Date and subject to the exercise by Parent of the Redemption Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares to be redeemed the Redemption Price for each such Exchangeable Share, together with the full amount of all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the Redemption Date, upon presentation and surrender at the registered office of the Corporation or Parent or the Corporation as may be specified by the Corporation in such notice of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BCA and the charter documents of the Corporation and such additional documents and instruments as the Parent or the Corporation may reasonably require. Payment of the total Redemption Price for such Exchangeable Shares, together with payment of such dividends, shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation or by holding for pick-up by the holder at the registered office of the Corporation in such notice, on behalf of the Corporation of certificates representing shares of Parent Common Stock (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) and, if applicable, a cheque of the Corporation payable at par at any branch of the bankers of the Corporation in payment of any such dividends, in each case, less any amounts withheld on account of tax required to be deducted and withheld therefrom. On and after the Redemption Date, the holders of the Exchangeable Shares called for redemption shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Redemption Price and any such dividends, unless payment of the total Redemption Price and any such dividends for such Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Redemption Price and any such dividends have been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the sending of notice of its intention to redeem the Exchangeable Shares as aforesaid to deposit or cause to be deposited the total Redemption Price for, and the full amount of such dividends on (except as provided in the preceding sentence), the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company in Canada named in such notice, less any amounts withheld on account of tax required to be deducted and withheld therefrom. Upon the later of such deposit being made and the Redemption Date, the Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the total Redemption Price and such dividends for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Redemption Price and the full amount of such dividends, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the Parent Common Stock delivered to them or the custodian on their behalf.

ARTICLE 8
VOTING RIGHTS

8.1

Except as required by applicable law and by Article 9 hereof, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

ARTICLE 9
AMENDMENT AND APPROVAL

9.1

The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed but only with the approval of the holders of the Exchangeable Shares given as hereinafter specified.

9.2

Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Exchangeable Shares duly called and held at which the holders of at least 25% of the outstanding Exchangeable Shares at that time are present or represented by proxy; provided that if at any such meeting the holders of at least 25% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting, then the meeting shall be adjourned to such date not less than five days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Exchangeable Shares.

ARTICLE 10
RECIPROCAL CHANGES, ETC.
IN RESPECT OF PARENT COMMON STOCK

10.1

Each holder of an Exchangeable Share acknowledges that the Exchangeable Share Support Agreement provides, in part, that Parent will not without the prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 9.2 of these share provisions:

(a)

issue or distribute Parent Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire Parent Common Stock) to the holders of all or substantially all of the then outstanding Parent Common Stock by way of stock dividend or other distribution, other than an issue of Parent Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire Parent Common Stock) to holders of Parent Common Stock who exercise an option to receive dividends in Parent Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire Parent Common Stock) in lieu of receiving cash dividends;

(b)

issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding Parent Common Stock entitling them to subscribe for or to purchase Parent Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire Parent Common Stock); or

(c)

issue or distribute to the holders of all or substantially all of the then outstanding Parent Common Stock:

(I)

shares or securities of Parent of any class other than Parent Common Stock (other than shares convertible into or exchangeable for or carrying rights to acquire Parent Common Stock);

(II)

rights, options, warrants or securities other than those referred to in Section 10.1(b) above;

(III)

evidences of indebtedness of Parent; or

(IV)

any property or assets of Parent,

unless the economic equivalent (as determined by the Board of Directors as contemplated by Section 3.6 hereof) on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets is issued or distributed simultaneously to holders of the Exchangeable Shares.

10.2

Each holder of an Exchangeable Share acknowledges that the Exchangeable Share Support Agreement further provides, in part, that Parent will not without the prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 9.2 of these share provisions:

(a)

subdivide, redivide or change the then outstanding Parent Common Stock into a greater number of Parent Common Stock;

(b)

reduce, combine, consolidate or change the then outstanding Parent Common Stock into a lesser number of Parent Common Stock; or

(c)

reclassify or otherwise change the Parent Common Stock or effect an amalgamation, merger, reorganization or other transaction affecting the Parent Common Stock,

unless the same or an economically equivalent change (as determined by the Board of Directors as contemplated by Section 3.6 hereof) shall simultaneously be made to, or in, the rights of the holders of the Exchangeable Shares. The Exchangeable Share Support Agreement further provides, in part, that the aforesaid provisions of the Exchangeable Share Support Agreement shall not be changed without the approval of the holders of the Exchangeable Shares given in accordance with Section 9.2 of these share provisions.

ARTICLE 11
ACTIONS BY THE CORPORATION UNDER SUPPORT AGREEMENT

11.1

The Corporation will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by Parent and the Corporation with all provisions of the Exchangeable Share Support Agreement applicable to Parent and the Corporation, respectively, in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Corporation all rights and benefits in favour of the Corporation under or pursuant to such agreement.

11.2

The Corporation shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Exchangeable Share Support Agreement without the approval of the holders of the Exchangeable Shares given in accordance with Section 9.2 of these share provisions other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

(a)

adding to the covenants of the other parties to such agreement for the protection of the Corporation or the holders of the Exchangeable Shares thereunder;

(b)

making such provisions or modifications not inconsistent with such agreement as may be necessary or desirable with respect to matters or questions arising thereunder which, in the good faith opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the good faith opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

(c)

making such changes in or corrections to such agreement which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the good faith opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.

ARTICLE 12
LEGEND; CALL RIGHTS

12.1

The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend in form and on terms approved by the Board of Directors, with respect to the Exchangeable Share Support Agreement, the provisions of the Share Exchange Agreement relating to the Liquidation Call Right and the Redemption Call Right, and the Voting and Exchange Trust Agreement (including the provisions with respect to the voting rights, exchange right and automatic exchange thereunder).

12.2

Each holder of an Exchangeable Share, whether of record or beneficial, by virtue of becoming and being such a holder shall be deemed to acknowledge each of the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right, in each case, in favour of Parent, and the overriding nature thereof in connection with the liquidation, dissolution or winding-up of the Corporation or the retraction or redemption of Exchangeable Shares, as the case may be, and to be bound thereby in favour of Parent as therein provided.

ARTICLE 13
NOTICES; GENERAL

13.1

Any notice, request or other communication to be given to the Corporation by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or by delivery to the registered office of the Corporation and addressed to the attention of the President. Any such notice, request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Corporation.

13.2

Any presentation and surrender by a holder of Exchangeable Shares to the Corporation of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding-up of the Corporation or the retraction or redemption of Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Corporation or to such office as may be specified by the Corporation, in each case, addressed to the attention of such person as the Corporation may determine. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by or on behalf of the Corporation, as the case may be. Any such presentation and surrender of certificates made by registered mail shall be at the sole risk of the holder mailing the same.

13.3

Any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of the Corporation shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the securities register of the Corporation or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the third Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be taken by the Corporation pursuant thereto.

13.4

If the Corporation determines that mail service is or is threatened to be interrupted at the time when the Corporation is required or elects to give any notice to the holders of Exchangeable Shares hereunder, the Corporation shall, notwithstanding the provisions hereof, give such notice by means of publication in The Globe and Mail, national edition, or any other English language daily newspaper or newspapers of general circulation in Canada once in each of two successive weeks, and notice so published shall be deemed to have been given on the latest date on which the first publication has taken place.

If, by reason of any actual or threatened interruption of mail service due to strike, lock-out or otherwise, any notice to be given to the Corporation would be unlikely to reach its destination in a timely manner, such notice shall be valid and effective only if delivered personally to the Corporation in accordance with Section 13.1 or 13.2, as the case may be.

SCHEDULE A
TO THE
PROVISIONS ATTACHING TO THE
CLASS B EXCHANGEABLE PREFERRED SHARES OF
MARILYNJEAN HOLDINGS INC.

NOTICE OF RETRACTION

To MARILYNJEAN HOLDINGS INC. (the “Corporation”) and FUTURE ENERGY CORP. (“Parent”).

This notice is given pursuant to Article 6 of the provisions (the “Share Provisions”) attaching to the Exchangeable Shares of the Corporation represented by the attached certificate and all capitalized words and expressions used in this notice that are defined in the Share Provisions have the meanings ascribed to such words and expressions in such Share Provisions.

The undersigned hereby notifies the Corporation that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Corporation redeem in accordance with Article 6 of the Share Provisions:

      .

all share(s) represented by the attached share certificate; or

      .

__________ share(s) only.

The undersigned hereby notifies the Corporation that the Retraction Date shall be ________

NOTE:

The Retraction Date must be a Business Day and must not be less than 10 Business Days nor more than 15 Business Days after the date upon which this notice is received by the Corporation. If no such Business Day is specified above, the Retraction Date shall be deemed to be the 15th Business Day after the date on which this notice is received by the Corporation.

The undersigned acknowledges the overriding Retraction Call Right of Parent to purchase all but not less than all the Retracted Shares from the undersigned and that this notice is and shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to Parent in accordance with the Retraction Call Right on the Retraction Date for the Purchase Price and on the other terms and conditions set out in Section 6.3 of the Share Provisions. This notice of retraction, and this offer to sell the Retracted Shares to Parent, may be revoked and withdrawn by the undersigned only by notice in writing given to the Corporation at any time before the close of business on the Business Day immediately preceding the Retraction Date.

The undersigned acknowledges that if, as a result of solvency provisions of applicable law, the Corporation is unable to redeem all Retracted Shares, and provided that Parent shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the undersigned will be deemed to have exercised the Exchange Right (as defined in the Voting and Exchange Trust Agreement) so as to require Parent to purchase the unredeemed Retracted Shares.

The undersigned hereby represents and warrants to Parent and the Corporation that the undersigned:

(select one)

      .

is a resident of Canada for purposes of the Income Tax Act (Canada).

      .

is a non-resident of Canada for purposes of the Income Tax Act (Canada).

The undersigned acknowledges that if the undersigned has not represented above that the undersigned is a resident of Canada, withholding on account of Canadian tax may be made from amounts payable to the undersigned on the redemption or purchase of the Retracted Shares.

The undersigned hereby represents and warrants to the Corporation and Parent that the undersigned: (i) has good title to, and owns, the share(s) represented by this certificate to be acquired by Parent or the Corporation, as the case may be, free and clear of all liens, claims and encumbrances, and (ii) will complete, sign and return to the Corporation or Parent, prior to the redemption of any of the Exchangeable Shares, on request by the Corporation or Parent, any documents, questionnaires, notices, certificates and undertakings in order to comply with applicable securities laws.

(Date)	(Signature of Shareholder)	(Guarantee of Signature)

      .

Please check box if the securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder from the Transfer Agent, failing which the securities and any cheque(s) will be mailed to the last address of the shareholder as it appears on the register.

NOTE:

This panel must be completed and the attached share certificate, together with such additional documents as the Corporation and Parent may require, must be deposited with the Corporation or Parent. The securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities and any cheque(s) resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed.

Date: ___________________________

Name of Person in Whose Name Securities or Cheque(s)

Are to be Registered, Issued or Delivered (please print): ___________________________________________

Street Address or P.O. Box:  _________________________________________________________________

Signature of Shareholder: ___________________________________________________________________

City, Province and Postal Code: ______________________________________________________________

Signature Guaranteed by: ___________________________________________________________________

NOTE:

If this notice of retraction is for less than all of the shares represented by the attached certificate, a certificate representing the remaining share(s) of the Corporation represented by the attached share certificate will be issued and registered in the name of the shareholder as it appears on the register of the Corporation, unless the Share Transfer Power on the share certificate is duly completed in respect of such share(s).